        As filed with the Securities and Exchange Commission on January 28, 2009
                                      Registration Numbers: 333-57791; 811-08837

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 14

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 17

                         THE SELECT SECTOR SPDR(R) TRUST
               (Exact Name of Registrant as Specified in Charter)

                               One Lincoln Street
                           Boston, Massachusetts 02111
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (303) 623-2577

                     (Name and Address of Agent for Service)
                              Ryan M. Louvar, Esq.
                       State Street Bank and Trust Company
                           One Lincoln Street/CPH0326
                           Boston, Massachusetts 02111

                                    Copy to:
                             Stuart M. Strauss, Esq.
                             Clifford Chance US LLP
                              31 West 52nd Street,
                            New York, New York 10119

It is proposed that this filing will become effective:
[ ] immediately upon filing pursuant to Rule 485, paragraph (b)
[X] on January 31, 2009 pursuant to Rule 485, paragraph (b)
[ ] 60 days after filing pursuant to Rule 485, paragraph (a)(1)
[ ] on _________________ pursuant to Rule 485, paragraph (a)(1)
[ ] 75 days after filing pursuant to Rule 485, paragraph (a)(2)
[ ] on _________________ pursuant to Rule 485, paragraph (a)(2)
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                           SELECT SECTOR SPDRS(R) LOGO

                                   PROSPECTUS

              THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR(R) FUND
                 THE CONSUMER STAPLES SELECT SECTOR SPDR(R) FUND
                      THE ENERGY SELECT SECTOR SPDR(R) FUND
                    THE FINANCIAL SELECT SECTOR SPDR(R) FUND
                   THE HEALTH CARE SELECT SECTOR SPDR(R) FUND
                    THE INDUSTRIAL SELECT SECTOR SPDR(R) FUND
                    THE MATERIALS SELECT SECTOR SPDR(R) FUND
                    THE TECHNOLOGY SELECT SECTOR SPDR(R) FUND
                    THE UTILITIES SELECT SECTOR SPDR(R) FUND
                                JANUARY 31, 2009

     THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES IN THE FUNDS ARE NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT, NOR ARE SHARES DEPOSITS OR OBLIGATIONS OF ANY BANK. SUCH SHARES IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE LOSS OF PRINCIPAL.

                                TABLE OF CONTENTS


OVERVIEW OF THE FUNDS...........................................................            1
  Who Should Invest?............................................................            1
  The Funds, Their Ticker Symbols and Their Investment Objective................            2
  Principal Strategies of the Funds.............................................            4
  Principal Risks of the Funds..................................................            5
  Risks Specific to Each Fund...................................................            6
  Performance Bar Charts and Tables.............................................           11
FEES AND EXPENSES...............................................................           21
  Examples......................................................................           22
ADDITIONAL INVESTMENT STRATEGIES, RISKS AND OTHER CONSIDERATIONS................           24
  Additional Investment Strategies..............................................           24
  Additional Risks..............................................................           24
  Other Considerations..........................................................           27
MANAGEMENT......................................................................           29
INDEX LICENSES..................................................................           31
DETERMINATION OF NET ASSET VALUE................................................           31
BUYING AND SELLING SELECT SECTOR SPDR FUNDS.....................................           32
PURCHASE AND REDEMPTION OF CREATION UNITS.......................................           32
DISTRIBUTIONS...................................................................           36
PORTFOLIO HOLDINGS..............................................................           36
TAX MATTERS.....................................................................           37
ADDITIONAL INFORMATION CONCERNING THE ROLE OF S&P, MERRILL LYNCH AND THE
  EXCHANGE......................................................................           40
GENERAL INFORMATION.............................................................           42
FINANCIAL HIGHLIGHTS............................................................           43
ADDITIONAL INFORMATION CONCERNING THE FUNDS.....................................           54
WHERE TO LEARN MORE ABOUT THE SELECT SECTOR SPDR FUNDS..........................   Back Cover

                              OVERVIEW OF THE FUNDS

     The Select Sector SPDR(R) Trust consists of nine separate investment portfolios (each a "Select Sector SPDR Fund" or a "Fund" and collectively the "Select Sector SPDR Funds" or the "Funds"). Each Select Sector SPDR Fund is an "index fund" that invests in a particular sector or group of industries represented by a specified Select Sector Index. The companies included in each Select Sector Index are selected on the basis of general industry classification from a universe of companies defined by the Standard & Poor's 500 Composite Stock Index ("S&P 500")*. The nine Select Sector Indexes (each a "Select Sector Index") upon which the Funds are based together comprise all of the companies in the S&P 500. The investment objective of each Fund is to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in a particular sector or group of industries, as represented by a specified market sector index. SSgA Funds Management, Inc. (the "Adviser") manages each Fund.

     The shares of each Select Sector SPDR Fund (the "Shares") are listed on a national securities exchange (the "Exchange"). The Shares trade on the Exchange at market prices that may differ to some degree from the Shares' net asset values. Each Select Sector SPDR Fund issues and redeems Shares on a continuous basis -- at net asset value -- only in a large, specified number of Shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in the relevant Select Sector Index. EXCEPT WHEN AGGREGATED IN CREATION UNITS, THE SHARES ARE NOT REDEEMABLE SECURITIES OF THE SELECT SECTOR SPDR FUNDS.

                               WHO SHOULD INVEST?

     Each Select Sector SPDR Fund is designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of equity securities of companies in a particular sector or group of industries as represented by a specified Select Sector Index. Taken together, the Select Sector SPDR Funds are designed to represent all 500 stocks included in the S&P
500. Bought and sold separately, the Select Sector SPDR Funds are designed to enable investors to tailor asset allocations within the universe of S&P 500 companies to fit their particular investment needs.


----------
       * "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "500", "Standard & Poor's Depositary Receipts(R)", "SPDR(R)", "Select Sector SPDR", "Select Sector SPDRs" and "Select Sector Standard & Poor's Depositary Receipts" are trademarks of The McGraw-Hill Companies, Inc.

     Select Sector SPDR Funds may be suitable for long-term investment in the market or market segment represented in the relevant Select Sector Index. Shares of each Select Sector SPDR Fund may also be used as an asset allocation tool or as a speculative trading instrument. Unlike conventional mutual funds which are only bought and sold at closing net asset values, each Select Sector SPDR Fund's Shares have been designed to be tradable in a secondary market on the Exchange on an intraday basis and to be created and redeemed principally in-kind in Creation Units at each day's next calculated net asset value. These arrangements are designed to protect ongoing shareholders from adverse effects on the portfolio of a Select Sector SPDR Fund that could arise from frequent cash creation and redemption transactions that may affect the net asset value of such Fund. Moreover, in contrast to conventional mutual funds where portfolio securities may need to be sold to fund redemptions, potentially generating taxable gains for shareholders, the in-kind redemption mechanism of the Select Sector SPDR Funds generally will not lead to a tax event for ongoing shareholders who remain invested in the applicable Fund.

         THE FUNDS, THEIR TICKER SYMBOLS AND THEIR INVESTMENT OBJECTIVE

     Each Select Sector SPDR Fund seeks to provide investment results that, before expenses, correspond to the price and yield performance of its benchmark Select Sector Index. The Funds and the Select Sector Indexes are as follows:

THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND (SYMBOL: XLY)

     The Consumer Discretionary Select Sector Index includes companies from the following industries: media; retail (specialty, multiline, internet & catalog); hotels, restaurants & leisure; textiles, apparel & luxury goods; household durables; automobiles, auto components and distributors; leisure equipment & products; and diversified consumer services.

THE CONSUMER STAPLES SELECT SECTOR SPDR FUND (SYMBOL: XLP)

     The Consumer Staples Select Sector Index includes companies from the following industries: food & staples retailing; household products; food products; beverages; tobacco; and personal products.

THE ENERGY SELECT SECTOR SPDR FUND (SYMBOL: XLE)

     The Energy Select Sector Index includes companies from the following industries: oil, gas & consumable fuels; and energy equipment & services.

THE FINANCIAL SELECT SECTOR SPDR FUND (SYMBOL: XLF)

     The Financial Select Sector Index includes companies from the following industries: diversified financial services; insurance; commercial banks; capital markets; real estate investment trusts ("REITs"); consumer finance; thrifts & mortgage finance; and real estate management & development.

THE HEALTH CARE SELECT SECTOR SPDR FUND (SYMBOL: XLV)

     The Health Care Select Sector Index includes companies from the following industries: pharmaceuticals; health care equipment & supplies; health care providers & services; biotechnology; life sciences tools & services; and health care technology.

THE INDUSTRIAL SELECT SECTOR SPDR FUND (SYMBOL: XLI)

     The Industrial Select Sector Index includes companies from the following industries: aerospace & defense; industrial conglomerates; machinery; road & rail; air freight & logistics; commercial & professional services; electrical equipment; construction & engineering; trading companies & distributors airlines; and building products.

THE MATERIALS SELECT SECTOR SPDR FUND (SYMBOL: XLB)

     The Materials Select Sector Index includes companies from the following industries: chemicals; metals & mining; paper & forest products; containers & packaging; and construction materials.

THE TECHNOLOGY SELECT SECTOR SPDR FUND (SYMBOL: XLK)

     The Technology Select Sector Index includes companies from the following industries: computers & peripherals; software; diversified telecommunication services; communications equipment; semiconductor & semiconductor equipment; internet software & services; IT services; electronic equipment, instruments & components; wireless telecommunication services; and office electronics.

THE UTILITIES SELECT SECTOR SPDR FUND (SYMBOL: XLU)

     The Utilities Select Sector Index includes companies from the following industries: electric utilities; multi-utilities; independent power producers & energy traders; and gas utilities.

                        PRINCIPAL STRATEGIES OF THE FUNDS

     Each Fund utilizes a relatively low cost "passive" or "indexing" investment approach to attempt to approximate the investment performance of its benchmark Select Sector Index. The Adviser seeks a correlation of 95% or better (before expenses and taxes) between each Fund's performance and that of its Select Sector Index. A figure of 100% will indicate perfect correlation. There can be no guarantee that a Fund will achieve a high degree of correlation.

     Each Fund generally will invest in all of the securities comprising its Select Sector Index. There may, however, be instances where the Adviser may choose to overweight or underweight another stock in a Select Sector Index, purchase securities not included within a Select Sector Index which the Adviser believes are appropriate to substitute for Select Sector Index securities or utilize various combinations of other available investment techniques in seeking to track a Select Sector Index.

     The Adviser will normally invest at least 95% of each Fund's total assets in common stocks that comprise its Select Sector Index. The Funds have adopted an investment policy that requires each Fund to provide shareholders with at least 60 days notice prior to any material change in a Fund's 95% investment policy or changing its Select Sector Index. For purposes of this policy, the term "assets" means net assets plus the amount of borrowings for investment purposes. This percentage limitation applies at the time of investment. Under normal market conditions, the Adviser expects each Fund to hold all of the common stocks that comprise its Select Sector Index.

     Each Fund will generally concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or sector to approximately the same extent that its benchmark Select Sector Index is so concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and securities of U.S. states or U.S. municipal governments and their political subdivisions are not considered to be issued by members of any industry. Each Fund is non-diversified and, as a result, may invest a larger percentage of its assets in securities of a single issuer than that of a diversified fund.

     The Board of Trustees of the Trust (the "Board") may change a Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated. The Board may not change a Fund's investment objective without shareholder approval.

                          PRINCIPAL RISKS OF THE FUNDS

     A FUND'S SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN A FUND. A FUND MAY NOT ACHIEVE ITS OBJECTIVE. AN INVESTMENT IN A FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


----------------------------------------------------------------------------------------------------------------------------------

TICKER                 NAME

                                                                                              INDEX                     CONSUMER
                                            INDEX  MARKET  MANAGEMENT  NON-DIVERSIFICATION  TRACKING  CONCENTRATION  DISCRETIONARY
                                             RISK   RISK      RISK             RISK           RISK         RISK       SECTOR RISK
----------------------------------------------------------------------------------------------------------------------------------
        The Consumer Discretionary Select
  XLY   Sector SPDR Fund                      X       X         X               X               X           X              X
----------------------------------------------------------------------------------------------------------------------------------
        The Consumer Staples Select Sector
  XLP   SPDR Fund                             X       X         X               X               X           X
----------------------------------------------------------------------------------------------------------------------------------
  XLE   The Energy Select Sector SPDR Fund    X       X         X               X               X           X
----------------------------------------------------------------------------------------------------------------------------------
        The Financial Select Sector SPDR
  XLF   Fund                                  X       X         X               X               X           X
----------------------------------------------------------------------------------------------------------------------------------
        The Health Care Select Sector SPDR
  XLV   Fund                                  X       X         X               X               X           X
----------------------------------------------------------------------------------------------------------------------------------
        The Industrial Select Sector SPDR
  XLI   Fund                                  X       X         X               X               X           X
----------------------------------------------------------------------------------------------------------------------------------
        The Materials Select Sector SPDR
  XLB   Fund                                  X       X         X               X               X           X
----------------------------------------------------------------------------------------------------------------------------------
        The Technology Select Sector SPDR
  XLK   Fund                                  X       X         X               X               X           X
----------------------------------------------------------------------------------------------------------------------------------
        The Utilities Select Sector SPDR
  XLU   Fund                                  X       X         X               X               X           X
----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

TICKER
        CONSUMER                     HEALTH
         STAPLES  ENERGY  FINANCIAL   CARE   INDUSTRIAL  MATERIALS  TECHNOLOGY  UTILITIES
         SECTOR   SECTOR    SECTOR   SECTOR    SECTOR      SECTOR     SECTOR      SECTOR
          RISK     RISK      RISK     RISK      RISK        RISK       RISK        RISK
-----------------------------------------------------------------------------------------
  XLY
-----------------------------------------------------------------------------------------
  XLP       X
-----------------------------------------------------------------------------------------
  XLE                X
-----------------------------------------------------------------------------------------
  XLF                         X
-----------------------------------------------------------------------------------------
  XLV                                   X
-----------------------------------------------------------------------------------------
  XLI                                             X
-----------------------------------------------------------------------------------------
  XLB                                                        X
-----------------------------------------------------------------------------------------
  XLK                                                                    X
-----------------------------------------------------------------------------------------
  XLU                                                                               X
-----------------------------------------------------------------------------------------



     INDEX RISK: Unlike many investment companies, the Funds are not actively "managed." Therefore, a Fund would not sell a security because the security's issuer is in financial trouble, unless that security is removed from the relevant Select Sector Index. A Fund may not perform the same as its benchmark Select Sector Index due to tracking error.

     MARKET RISK: An investment in a Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Fund's applicable Select Sector Index. The value of equity securities could decline generally or could underperform other investments.

     MANAGEMENT RISK: Because a Fund may not fully replicate its benchmark Index and hold less than the total number of equity securities in its benchmark Index, the Fund is subject to management risk. This is the risk that the Adviser's security selection process, which is subject to a number of constraints, may not produce the intended results.

     NON-DIVERSIFICATION RISK: Each Fund is non-diversified and, as a result, may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in securities of a single company or a single industry than diversified funds, the performance of that company or industry can have a substantial impact on a Select Sector SPDR Fund's share price. Each Select Sector SPDR Fund intends to maintain the required level of diversification so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), in order to avoid liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with diversification requirements of the Internal Revenue Code could limit the investment flexibility of a Fund.

     INDEX TRACKING RISK: A Fund's return may not match or achieve a high degree of correlation with the return of its respective benchmark Select Sector Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to its Select Sector Index, and also incurs costs in buying and selling securities, especially when rebalancing a Fund's securities holdings to reflect changes in the composition of its Select Sector Index, or representative sample of its Select Sector Index. A Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses.

     CONCENTRATION RISK: Each Fund's assets will generally be concentrated in an industry or group of industries to the extent that the applicable Select Sector Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, a Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund's assets were invested in a wider variety of industries.

                           RISKS SPECIFIC TO EACH FUND

     Each Fund is subject to the additional risks associated with concentrating its investments in companies in the market sector that its benchmark Select Sector Index targets. Additional Fund specific risks include:

     Consumer Discretionary Sector Risk (The Consumer Discretionary Select Sector SPDR Fund): The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

     Consumer Staples Sector Risk (The Consumer Staples Select Sector SPDR
Fund): Companies in this Select Sector Index are subject to government regulation affecting the permissibility of using various food additives and production methods, which regulations could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food, beverage, household and personal products companies may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and international economy, interest rates, competition and consumer confidence and spending.

     Energy Sector Risk (The Energy Select Sector SPDR Fund): Energy companies in this Select Sector Index develop and produce crude oil and natural gas and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy field are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for the companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact this Select Sector SPDR Fund's performance.

     Financial Sector Risk (The Financial Select Sector SPDR Fund): Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the recent deterioration of the credit markets generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and caused certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments affecting real estate could have a major effect on the value of real estate securities (which include REITs).

     Health Care Sector Risk (The Health Care Select Sector SPDR
Fund): Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure and an increased emphasis on outpatient services. Companies in the health care sector are heavily dependent on patent protection. The process of obtaining patent approval can be long and costly. The expiration of patents may adversely affect the profitability of the companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. Companies in the health care industry are affected by rising costs of medical products, devices and services and the increased emphasis on the delivery of health care through outpatient services. Health care companies are also subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Additionally, the profitability of some health care companies may be dependent on a relatively limited number of products. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly.

     Industrial Sector Risk (The Industrial Select Sector SPDR Fund): Stock prices for the types of companies included in this sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events and economic conditions will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. (and other) government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation stocks, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreement and insurance costs. The Fund may also be susceptible to the same risks as the Materials Select Sector SPDR Fund.

     Materials Sector Risk (The Materials Select Sector SPDR Fund): Many companies in this sector are significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, and worldwide competition. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. The success of equipment manufacturing and distribution companies is closely tied to overall capital spending levels, which are influenced by an individual company's profitability and broader factors such as interest rates and cross-border competition. The basic industries sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

     Technology Sector Risk (The Technology Select Sector SPDR Fund): Market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. The Fund may also be susceptible to the same risks as the Utilities Select Sector SPDR Fund.

     Utilities Sector Risk (The Utilities Select Sector SPDR Fund): The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company's earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable.

     Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation, and the effects of regulatory changes.

                        PERFORMANCE BAR CHARTS AND TABLES

     The bar charts and tables below provide some indication of the risks of investing in the Funds by showing the variability of the Funds' returns based on net assets and comparing the Funds' performance to the applicable Select Sector Index. Past performance (both before and after taxes) is not necessarily an indication of how the Funds will perform in the future. The after-tax returns presented below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Shares been sold at the end of the relevant periods.

               THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND

                                    BAR CHART

     This bar chart shows the performance of the Fund's Shares for the last ten full calendar years. During the periods shown above, the highest quarterly return for the Fund was 24.72% for the quarter ended December 31, 2001, and the lowest quarterly return was -22.81% for the quarter ended December 31, 2008.

--------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31,          ONE       FIVE        TEN
2008)                                   YEAR      YEARS     YEARS(1)
--------------------------------------------------------------------
Return Before Taxes                    -33.43%    -6.34%      -1.09%
--------------------------------------------------------------------
Return After Taxes on Distributions    -33.64%    -6.50%      -1.30%
--------------------------------------------------------------------
Return After Taxes on Distributions
  and Redemption of Creation Units     -21.50%    -5.23%      -0.96%
--------------------------------------------------------------------
Standard & Poor's 500 Index
  (reflects no deductions for fees,
  expenses or taxes)                   -37.00%    -2.19%      -1.38%
--------------------------------------------------------------------
The Consumer Discretionary Select
  Sector Index (reflects no
  deductions for fees, expenses or
  taxes)                               -33.49%    -6.20%      -0.85%
--------------------------------------------------------------------



   (1) Prior to June 21, 2002, the Fund's investment strategy sought to track the performance of the Cyclical/Transportation Select Sector Index (the predecessor to the Fund's underlying index). Performance of the Fund and Index prior to June 21, 2002 is therefore based on the Fund's investment strategy to track the prior index. Future performance may vary from past results.

                  THE CONSUMER STAPLES SELECT SECTOR SPDR FUND

                                    BAR CHART

     This bar chart shows the performance of the Fund's Shares for the last ten full calendar years. During the periods shown above, the highest quarterly return for the Fund was 20.03% for the quarter ended June 30, 2000, and the lowest quarterly return was -14.12% for the quarter ended June 30, 2002.

-----------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31,          ONE       FIVE      TEN
2008)                                   YEAR      YEARS     YEARS
-----------------------------------------------------------------
Return Before Taxes                    -14.98%     3.95%     0.41%
-----------------------------------------------------------------
Return After Taxes on Distributions    -15.32%     3.63%     0.01%
-----------------------------------------------------------------
Return After Taxes on Distributions
  and Redemption of Creation Units      -9.28%     3.39%     0.21%
-----------------------------------------------------------------
Standard & Poor's 500 Index
  (reflects no deductions for fees,
  expenses or taxes)                   -37.00%    -2.19%    -1.38%
-----------------------------------------------------------------
The Consumer Staples Select Sector
  Index (reflects no deductions for
  fees, expenses or taxes)             -14.95%     4.24%     0.67%
-----------------------------------------------------------------

                       THE ENERGY SELECT SECTOR SPDR FUND

                                    BAR CHART

     This bar chart shows the performance of the Fund's Shares for the last ten full calendar years. During the periods shown above, the highest quarterly return for the Fund was 20.99% for the quarter ended September 30, 2005, and the lowest quarterly return was -27.52% for the quarter ended September 30, 2008.

-----------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31,          ONE       FIVE      TEN
2008)                                   YEAR      YEARS     YEARS
-----------------------------------------------------------------
Return Before Taxes                    -38.79%    13.06%     9.18%
-----------------------------------------------------------------
Return After Taxes on Distributions    -38.92%    12.83%     8.74%
-----------------------------------------------------------------
Return After Taxes on Distributions
  and Redemption of Creation Units     -24.97%    11.47%     7.93%
-----------------------------------------------------------------
Standard & Poor's 500 Index
  (reflects no deductions for fees,
  expenses or taxes)                   -37.00%    -2.19%    -1.38%
-----------------------------------------------------------------
The Energy Select Sector Index
  (reflects no deductions for fees,
  expenses or taxes)                   -38.70%    13.35%     9.46%
-----------------------------------------------------------------

                      THE FINANCIAL SELECT SECTOR SPDR FUND

                                    BAR CHART

     This bar chart shows the performance of the Fund's Shares for the last ten full calendar years. During the periods shown above, the highest quarterly return for the Fund was 23.56% for the quarter ended September 30, 2000, and the lowest quarterly return was -36.84% for the quarter ended December 31, 2008.

-----------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31,         ONE       FIVE       TEN
2008)                                  YEAR       YEARS     YEARS
-----------------------------------------------------------------
Return Before Taxes                   -55.21%    -12.67%    -4.00%
-----------------------------------------------------------------
Return After Taxes on
  Distributions                       -55.61%    -13.12%    -4.50%
-----------------------------------------------------------------
Return After Taxes on
  Distributions and Redemption of
  Creation Units                      -35.42%    -10.03%    -3.24%
-----------------------------------------------------------------
Standard & Poor's 500 Index
  (reflects no deductions for
  fees, expenses or taxes)            -37.00%     -2.19%    -1.38%
-----------------------------------------------------------------
The Financial Select Sector Index
  (reflects no deductions for
  fees, expenses or taxes)            -55.27%    -12.52%    -3.78%
-----------------------------------------------------------------

                     THE HEALTH CARE SELECT SECTOR SPDR FUND

                                    BAR CHART

     This bar chart shows the performance of the Fund's Shares for the last ten full calendar years. During the periods shown above, the highest quarterly return for the Fund was 15.95% for the quarter ended December 31, 1999, and the lowest quarterly return was -20.25% for the quarter ended September 30, 2001.

--------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31,          ONE       FIVE        TEN
2008)                                   YEAR      YEARS     YEARS(1)
--------------------------------------------------------------------
Return Before Taxes                    -23.15%    -1.01%       1.29%
--------------------------------------------------------------------
Return After Taxes on Distributions    -23.38%    -1.23%       1.09%
--------------------------------------------------------------------
Return After Taxes on Distributions
  and Redemption of Creation Units     -14.70%    -0.82%       1.07%
--------------------------------------------------------------------
Standard & Poor's 500 Index
  (reflects no deductions for fees,
  expenses or taxes)                   -37.00%    -2.19%      -1.38%
--------------------------------------------------------------------
The Health Care Select Sector Index
  (reflects no deductions for fees,
  expenses or taxes)                   -23.06%    -0.79%       1.54%
--------------------------------------------------------------------



   (1) Prior to June 21, 2002, the Fund's investment strategy sought to track the performance of the Consumer Services Select Sector Index (the predecessor to the Fund's underlying index). Performance of the Fund and Index prior to June 21, 2002 is therefore based on the Fund's investment strategy to track the prior index. Future performance may vary from past results.

                     THE INDUSTRIAL SELECT SECTOR SPDR FUND

                                    BAR CHART

     This bar chart shows the performance of the Fund's Shares for the last ten full calendar years. During the periods shown above, the highest quarterly return for the Fund was 19.47% for the quarter ended June 30, 1999, and the lowest quarterly return was -23.21% for the quarter ended December 31, 2008.

-----------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31,          ONE       FIVE      TEN
2008)                                   YEAR      YEARS     YEARS
-----------------------------------------------------------------
Return Before Taxes                    -38.88%    -1.05%     1.11%
-----------------------------------------------------------------
Return After Taxes on Distributions    -39.10%    -1.31%     0.75%
-----------------------------------------------------------------
Return After Taxes on Distributions
  and Redemption of Creation Units     -24.86%    -0.80%     0.86%
-----------------------------------------------------------------
Standard & Poor's 500 Index
  (reflects no deductions for fees,
  expenses or taxes)                   -37.00%    -2.19%    -1.38%
-----------------------------------------------------------------
The Industrial Select Sector Index
  (reflects no deductions for fees,
  expenses or taxes)                   -38.89%    -0.85%     1.38%
-----------------------------------------------------------------

                      THE MATERIALS SELECT SECTOR SPDR FUND

                                    BAR CHART

     This bar chart shows the performance of the Fund's Shares for the last ten full calendar years. During the periods shown above, the highest quarterly return for the Fund was 23.09% for the quarter ended December 31, 2003, and the lowest quarterly return was -30.50% for the quarter ended December 31, 2008.

-----------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31,          ONE       FIVE      TEN
2008)                                   YEAR      YEARS     YEARS
-----------------------------------------------------------------
Return Before Taxes                    -43.99%    -0.96%     2.92%
-----------------------------------------------------------------
Return After Taxes on Distributions    -44.25%    -1.33%     2.29%
-----------------------------------------------------------------
Return After Taxes on Distributions
  and Redemption of Creation Units     -28.19%    -0.72%     2.28%
-----------------------------------------------------------------
Standard & Poor's 500 Index
  (reflects no deductions for fees,
  expenses or taxes)                   -37.00%    -2.19%    -1.38%
-----------------------------------------------------------------
The Materials Select Sector Index
  (reflects no deductions for fees,
  expenses or taxes)                   -44.12%    -0.79%     3.20%
-----------------------------------------------------------------

                     THE TECHNOLOGY SELECT SECTOR SPDR FUND

                                    BAR CHART

     This bar chart shows the performance of the Fund's Shares for the last ten full calendar years. During the periods shown above, the highest quarterly return for the Fund was 31.46% for the quarter ended December 31, 1999, and the lowest quarterly return was -32.56% for the quarter ended December 31, 2000.

-----------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31,          ONE       FIVE      TEN
2008)                                   YEAR      YEARS     YEARS
-----------------------------------------------------------------
Return Before Taxes                    -41.39%    -4.47%    -6.63%
-----------------------------------------------------------------
Return After Taxes on Distributions    -41.50%    -4.63%    -6.73%
-----------------------------------------------------------------
Return After Taxes on Distributions
  and Redemption of Creation Units     -26.72%    -3.70%    -5.32%
-----------------------------------------------------------------
Standard & Poor's 500 Index
  (reflects no deductions for fees,
  expenses or taxes)                   -37.00%    -2.19%    -1.38%
-----------------------------------------------------------------
The Technology Select Sector Index
  (reflects no deductions for fees,
  expenses or taxes)                   -41.41%    -4.33%    -6.42%
-----------------------------------------------------------------

                      THE UTILITIES SELECT SECTOR SPDR FUND

                                    BAR CHART

     This bar chart shows the performance of the Fund's Shares for the last ten full calendar years. During the periods shown above, the highest quarterly return for the Fund was 21.19% for the quarter ended June 30, 2003, and the lowest quarterly return was -22.46% for the quarter ended September 30, 2002.

-----------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31,          ONE       FIVE      TEN
2008)                                   YEAR      YEARS     YEARS
-----------------------------------------------------------------
Return Before Taxes                    -29.09%     8.00%     3.13%
-----------------------------------------------------------------
Return After Taxes on Distribution     -29.47%     7.48%     2.25%
-----------------------------------------------------------------
Return After Taxes on Distributions
  and Redemption of Creation Units     -18.28%     6.97%     2.31%
-----------------------------------------------------------------
Standard & Poor's 500 Index
  (reflects no deductions for fees,
  expenses or taxes)                   -37.00%    -2.19%    -1.38%
-----------------------------------------------------------------
The Utilities Select Sector Index
  (reflects no deductions for fees,
  expenses or taxes)                   -29.08%     8.26%     3.33%
-----------------------------------------------------------------

                                FEES AND EXPENSES

     The table describes the fees and expenses that you may pay if you buy and hold Shares of the Select Sector SPDR Funds(1).

                            THE CONSUMER   THE CONSUMER                                                      THE
                           DISCRETIONARY     STAPLES       THE ENERGY   THE FINANCIAL  THE HEALTH CARE    INDUSTRIAL
                           SELECT SECTOR  SELECT SECTOR  SELECT SECTOR  SELECT SECTOR   SELECT SECTOR   SELECT SECTOR
                             SPDR FUND      SPDR FUND      SPDR FUND      SPDR FUND       SPDR FUND       SPDR FUND
                           -------------  -------------  -------------  -------------  ---------------  -------------
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS)(2)
Management Fees(a).......       0.05%          0.05%          0.05%          0.05%           0.05%           0.05%
12b-1 Fees(b)(c).........       0.06%          0.06%          0.06%          0.06%           0.06%           0.06%
Other Operating
  Expenses...............       0.10%          0.10%          0.10%          0.10%           0.10%           0.10%
                                ----           ----           ----           ----            ----            ----
TOTAL ANNUAL FUND
  OPERATING EXPENSES(C)..       0.21%          0.21%          0.21%          0.21%           0.21%           0.21%
                                ====           ====           ====           ====            ====            ====

                                               THE
                           THE MATERIALS    TECHNOLOGY   THE UTILITIES
                           SELECT SECTOR  SELECT SECTOR  SELECT SECTOR
                             SPDR FUND      SPDR FUND      SPDR FUND
                           -------------  -------------  -------------
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS)(2)
Management Fees(a).......       0.05%          0.05%          0.05%
12b-1 Fees(b)(c).........       0.06%          0.06%          0.06%
Other Operating
  Expenses...............       0.10%          0.10%          0.10%
                                ----           ----           ----
TOTAL ANNUAL FUND
  OPERATING EXPENSES(C)..       0.21%          0.21%          0.21%
                                ====           ====           ====



--------

(1) You will incur customary brokerage commissions when buying and selling Shares of the Funds.
(2)  Expressed as a percentage of average daily net assets.
(a) Each Fund has entered into an Investment Advisory Agreement with the Adviser and as compensation for the services provided to the Funds under the Investment Advisory Agreement, each Fund pays the Adviser a fee accrued daily and paid monthly at the annualized rate of 0.05% for the first $12.5 billion of average daily net assets of the Trust and 0.04% thereafter.
(b) The Board has voted to limit payments under each Fund's 12b-1 plan to 0.06% at least through January 31, 2010 of its average daily net assets, although payments up to 0.25% are authorized.
(c)  Expense information has been restated to reflect current fees.

                                    EXAMPLES

     This example is intended to help you compare the cost of investing in a Select Sector SPDR Fund with the cost of investing in other funds. A Select Sector SPDR Fund creates and redeems Shares in Creation Units. SHARES IN LESS THAN CREATION UNIT AGGREGATIONS ARE NOT REDEEMABLE. An investor purchasing a Creation Unit would pay the following expenses on a $10,000 investment, assuming a 5% annual return and that a Fund's operating expenses remain the same. INVESTORS SHOULD NOTE THAT THE PRESENTATION BELOW OF A $10,000 INVESTMENT IN A CREATION UNIT IS FOR ILLUSTRATION PURPOSES ONLY, AS SHARES WILL BE ISSUED BY A SELECT SECTOR SPDR FUND ONLY IN CREATION UNITS. FURTHER, THE RETURN OF 5% AND ESTIMATED EXPENSES ARE FOR ILLUSTRATION PURPOSES ONLY AND SHOULD NOT BE CONSIDERED INDICATIONS OF EXPECTED SELECT SECTOR SPDR FUND EXPENSES OR PERFORMANCE, WHICH MAY BE GREATER OR LESSER THAN THE ESTIMATES.

     An investor would pay the following expenses, assuming no redemptions:

FUND NAME                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------                              ------   -------   -------   --------
                                         ($)      ($)       ($)        ($)
The Consumer Discretionary Select
  Sector SPDR Fund...................    22        68       118        268
The Consumer Staples Select Sector
  SPDR Fund..........................    22        68       118        268
The Energy Select Sector SPDR Fund...    22        68       118        268
The Financial Select Sector SPDR
  Fund...............................    22        68       118        268
The Health Care Select Sector SPDR
  Fund...............................    22        68       118        268
The Industrial Select Sector SPDR
  Fund...............................    22        68       118        268
The Materials Select Sector SPDR
  Fund...............................    22        68       118        268
The Technology Select Sector SPDR
  Fund...............................    22        68       118        268
The Utilities Select Sector SPDR
  Fund...............................    22        68       118        268


EXAMPLE -- BASED ON A CREATION UNIT

     A Fund issues and redeems Shares at net asset value only in blocks of 50,000 Shares called Creation Units. Generally, only institutions or large investors purchase or redeem Creation Units. A standard transaction fee is charged to each purchase or redemption of Creation Units as set forth in the table below. The transaction fee is a single charge and will be the same regardless of the number of Creation Units purchased or redeemed on the same day. An additional fee of up to three (3) times the standard transaction fee will be charged in certain circumstances as described later in this Prospectus under "Purchase and

Redemption of Creation Units", which would cause the expenses set forth below to be higher. Investors who hold Creation Units will also pay the annual Fund operating expenses described under "Fees and Expenses" earlier in this Prospectus. As of September 30, 2008, assuming a 5% return each year for Shares purchased through the clearing process, the chart below provides total costs of a Creation Unit redeemed after the noted time periods.

                      APPROXIMATE     CREATION    REDEMPTION
                        VALUE OF    TRANSACTION  TRANSACTION
FUND NAME            CREATION UNIT      FEE          FEE      1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------            -------------  -----------  -----------  ------  -------  -------  --------
                          ($)           ($)          ($)        ($)     ($)      ($)       ($)
The Consumer
  Discretionary
  Select Sector
  SPDR Fund........    1,402,500        500          500       4,016   10,488   17,594   38,563
The Consumer
  Staples Select
  Sector SPDR
  Fund.............    1,371,000        500          500       3,948   10,275   17,222   37,719
The Energy Select
  Sector SPDR
  Fund.............    3,193,500        500          500       7,867   22,603   38,785   86,530
The Financial
  Select Sector
  SPDR Fund........    1,004,500        500          500       3,160    7,795   12,885   27,903
The Health Care
  Select Sector
  SPDR Fund........    1,521,500        500          500       4,272   11,293   19,002   41,750
The Industrial
  Select Sector
  SPDR Fund........    1,533,000        500          500       4,296   11,370   19,138   42,058
The Materials
  Select Sector
  SPDR Fund........    1,655,000        500          500       4,559   12,196   20,582   45,325
The Technology
  Select Sector
  SPDR Fund........      991,500        500          500       3,132    7,707   12,731   27,555
The Utilities
  Select Sector
  SPDR Fund........    1,655,500        500          500       4,560   12,199   20,588   45,339

                        ADDITIONAL INVESTMENT STRATEGIES,
                         RISKS AND OTHER CONSIDERATIONS

                        ADDITIONAL INVESTMENT STRATEGIES

     Certain Other Investments. Each Select Sector SPDR Fund may invest its remaining assets in money market instruments, including repurchase agreements, or funds that invest exclusively in money market instruments, including affiliated money market funds (subject to applicable limitations under the Investment Company Act of 1940, as amended ("1940 Act")); convertible securities; structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular stock or stock index); swaps; and options and futures contracts. Swaps, options and futures contracts, convertible securities and structured notes may be used by a Fund in seeking performance that corresponds to its Select Sector Index and in managing cash flows. Each Fund will not take temporary defensive positions. The Adviser anticipates that, under normal circumstances, it may take approximately five business days for additions and deletions to a Select Sector Index to be reflected in the portfolio composition of the applicable Fund.

     Borrowing Money. Each Select Sector SPDR Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

     Lending Securities. Each Select Sector SPDR Fund may lend its portfolio securities in an amount not to exceed one third (33 1/3%) of the value of its total assets via a securities lending program through State Street Bank and Trust Company ("State Street") to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows a Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. A Fund will receive collateral for each loaned security which is marked to market each trading day. In the securities lending program, the borrower generally has the right to vote the loaned securities, however a Fund may call loans to vote proxies if a material issue affecting the investment is to be voted upon. Such loans may be terminated at any time by a Fund.

                                ADDITIONAL RISKS

     Trading Issues. Although Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Select Sector SPDR Fund will continue to be met or will remain unchanged or that the Shares will trade with any volume, or at all, on any stock exchange.

     Fluctuation of Net Asset Value. The net asset value of the Shares will generally fluctuate with changes in the market value of a Select Sector SPDR Fund's securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in a Fund's net asset value and supply and demand of Shares on the Exchange. It can not be predicted whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the applicable Select Sector Index trading individually or in the aggregate at any point in time. The market prices of Shares may deviate significantly from the net asset value of the Shares during periods of market volatility. However, given that Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. While the creation/redemption feature is designed to make it likely that Shares normally trade close to a Fund's net asset value, disruptions to creations and redemptions may result in trading prices that differ significantly from such Fund's net asset value. If an investor purchases Shares at a time when the market price is at a premium to the net asset value of the Shares or sells at a time when the market price is at a discount to the net asset value of the Shares, then the investor may sustain losses.

     Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the "bid" price) and the price at which an investor is willing to sell Shares (the "ask" price). This difference in bid and ask prices is often referred to as the "spread" or "bid/ask spread." The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if a Fund's Shares have more trading volume and market liquidity and higher if a Fund's Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

     Lending of Securities. Although each Select Sector SPDR Fund that may lend its portfolio securities will receive collateral in connection with all loans of its securities holdings, a Select Sector SPDR Fund could be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, a Select Sector SPDR Fund will bear the risk of loss of any cash collateral that it may invest, and a Fund may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. Furthermore, because of the risks in delay of recovery, a Fund may lose the opportunity to sell the securities at a desirable price, and the Fund will generally not have the right to vote securities while they are being loaned.

     Money Market Fund Investments. Although money market funds generally seek to preserve the value of their shares at $1.00 per share, it is possible that a Fund could lose money by investing in a money market fund. Investments in money market funds have traditionally not been federally insured.

     Continuous Offering. The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by each Fund on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur.

     Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

     For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the principal underwriter, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

     Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. The Trust, however, has received exemptive relief from Section 4(3) of the Securities Act. Dealers who are not underwriters are exempt from the prospectus delivery obligations subject to certain terms and conditions which have been set forth in a Securities and Exchange Commission ("SEC") exemptive order issued to the Trust.

     Leverage. To the extent that a Select Sector SPDR Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on net asset value of any increase or decrease in the market value of a Select Sector SPDR Fund's portfolio securities.

                              OTHER CONSIDERATIONS

CONSTRUCTION AND MAINTENANCE STANDARDS FOR THE SELECT SECTOR INDEXES

     Each Select Sector Index is developed and maintained in accordance with the following criteria:

     - Each of the component securities in a Select Sector Index is a constituent company of the S&P 500.

     - Each stock in the S&P 500 is allocated to one and only one of the Select Sector Indexes.

     - The Index Compilation Agent, Merrill Lynch Pierce Fenner & Smith Incorporated ("Merrill Lynch"), assigns each constituent stock of the S&P 500 to a Select Sector Index. The Index Compilation Agent, after consultation with S&P, assigns a company's stock to a particular Select Sector Index on the basis of such company's sales and earnings composition and the sensitivity of the company's stock price and business results to the common factors that affect other companies in each Select Sector Index. S&P has sole control over the removal of stocks from the S&P 500 and the selection of replacement stocks to be added to the S&P
       500. However, S&P plays only a consulting role in the Select Sector Index assignment of the S&P 500 component stocks, which is the sole responsibility of the Index Compilation Agent.

     - Each Select Sector Index is calculated by the Exchange's Index Services Group using a modified "market capitalization" methodology. This design ensures that each of the component stocks within a Select Sector Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of such Select Sector Index. Under certain conditions, however, the number of shares of a component stock within the Select Sector Index may be adjusted to conform to Internal Revenue Code requirements. See "Construction and Maintenance Standards for the Select Sector Indexes" under "GENERAL DESCRIPTION OF THE TRUST" in the Statement of Additional Information (the "SAI").

                                   MANAGEMENT

     Adviser. SSgA Funds Management, Inc. ("SSgA FM" or "Adviser") serves as the investment adviser to each Select Sector SPDR Fund and, subject to the supervision of the Board, is responsible for the investment management of the Select Sector SPDR Funds. The Adviser provides an investment management program for each Fund and manages the investment of the Funds' assets. The Adviser and other affiliates of State Street Corporation make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. As of December 31, 2008, the Adviser managed approximately $118.5 billion in assets and SSgA managed approximately $1.44 trillion in assets. The Adviser's principal business address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

     For the services provided to each Select Sector SPDR Fund under the Investment Advisory Agreement, for the fiscal year ended September 30, 2008, each Fund paid the Adviser a monthly fee based on the Trust's average daily net assets computed and accrued daily and payable monthly at the following annual rates: 0.05% for the first $12.5 billion of average daily net assets of the Trust and 0.04% thereafter. Accordingly, for the year ended September 30, 2008, the fee pursuant to the Investment Advisory Agreement was equivalent to an effective rate of 0.045% of the Funds' average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

     For a discussion regarding the Board's consideration of the Investment Advisory Agreement, please see the Trust's Semi-Annual Report for the period ended March 31, 2008.

     Portfolio Managers. The Adviser manages the Select Sector SPDR Funds using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within each team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within SSgA. Each portfolio management team is overseen by the SSgA Investment Committee.

     Key professionals primarily involved in the day-to-day portfolio management for each Select Sector SPDR Fund include Lynn Blake and John Tucker.

     Ms. Blake, CFA, is a Senior Managing Director of SSgA and a Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the firm in 1987 and is responsible for overseeing the management of all non-U.S. equity index strategies as well as serving as portfolio manager for several non-U.S. equity index portfolios. In addition, she is a member of the Senior Management Group. Ms. Blake received a BS from the School of Management at Boston College and an MBA degree in Finance from Northeastern University. She is a member of the Boston Security Analysts Society.

     Mr. Tucker, CFA, is a Managing Director of SSgA and a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the firm in 1988 and is responsible for overseeing the management of all U.S. equity index strategies and Exchange Traded Funds. He is a member of the Senior Management Group. Previously, Mr. Tucker was head of the Structured Products group in SSgA's London office. Prior to joining the investment management group, he was the Operations Manager for SSgA's International Structured Products group where he was responsible for the operations staff and functions. Mr. Tucker received a BA in Economics from Trinity College and an MS in Finance from Boston College. He is a member of the Boston Security Analysts Society and the CFA Institute.

     Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

     Administrator, Custodian, and Transfer Agent. State Street, part of State Street Corporation, is the Administrator for each Select Sector SPDR Fund, the Custodian of each Select Sector SPDR Fund's assets, and serves as the Transfer Agent to the Select Sector SPDR Funds.

     Lending Agent. State Street is the securities lending agent for the Trust. For its services, the lending agent receives a portion of the net investment income, if any, earned on the collateral for the securities loaned.

     Distributor. ALPS Distributors, Inc. is the Distributor of each Select Sector SPDR Fund's Shares. The Distributor will not distribute Shares in less than Creation Units, and it does not maintain a secondary market in the Shares.

     The Board has adopted for each Select Sector SPDR Fund a distribution plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets per annum for certain distribution related activities. However, the Board has voted to limit the amount payable under each Fund's 12b-1 plan to 0.06% of its average daily net assets at least through

January 31, 2010. Because these fees are paid out of each Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                 INDEX LICENSES

     Standard and Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), NYSE Alternext US LLC, formerly the American Stock Exchange LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") have entered into a license agreement with respect to each Select Sector SPDR Fund's Select Sector Index. The Trust has entered into a sublicense agreement whereby the Trust agrees to pay a sub-license fee per annum (i) to S&P equal to the greater of 0.03% of the aggregate net assets of the Trust or $450,000, and (ii) to Merrill Lynch equal to 0.03% of the aggregate net assets of the Trust, subject to certain breakpoints. The fees to S&P and Merrill Lynch are generally paid quarterly. Each Select Sector SPDR Fund will pay its proportionate share of the annual sub-license fees based on the relative net assets of each Fund.

                        DETERMINATION OF NET ASSET VALUE

     Net asset value per Share for each Select Sector SPDR Fund is computed by dividing the value of the net assets of a Select Sector SPDR Fund (i.e., the value of its total assets less total liabilities) by its total number of Shares outstanding. Expenses and fees, including the management and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Select Sector SPDR Fund is calculated by the Custodian and determined each business day, normally as of the close of regular trading of the New York Stock Exchange ("NYSE") (ordinarily 4:00 p.m., New York time) ("Closing Time").

     The value of each Select Sector SPDR Fund's portfolio securities is based on market prices of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of the value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. If a security's market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Board believes will better reflect fair value in accordance with the Trust's valuation policies and procedures. The Board has delegated the process of valuing securities for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the security to the Pricing and Investment Committee (the "Committee"). The Committee, subject to oversight by the Board, may use fair value pricing in a variety of circumstances, including but not limited to, situations when trading in a security has been suspended or halted. Accordingly, a Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices.

     Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security will materially differ from the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Select Sector SPDR Fund's net asset value and the prices used by the Select Sector SPDR Fund's benchmark Select Sector Index. This may result in a difference between the Select Sector SPDR Fund's performance and the performance of the Select Sector SPDR Fund's benchmark Index.

                   BUYING AND SELLING SELECT SECTOR SPDR FUNDS

     The Select Sector SPDR Fund Shares are listed for secondary trading on the Exchange. If you buy or sell Select Sector SPDR Fund Shares in the secondary market, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Select Sector SPDR Fund Shares will trade on the Exchange at prices that may differ to varying degrees from the daily net asset values of the Shares. Given, however, that Select Sector SPDR Fund Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained for very long.

     The Exchange will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value ("IOPV") relating to the Select Sector SPDR Funds. The IOPV calculations are estimates of the value of a Select Sector SPDR Fund's net asset value per Share using market data. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a "real-time" update of the net asset value per Share of the Select Sector SPDR Funds, which is calculated only once a day. Neither the Select Sector SPDR Funds, nor the Adviser, Distributor or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

                    PURCHASE AND REDEMPTION OF CREATION UNITS

     Except for the purpose of dividend reinvestment, each Select Sector SPDR Fund issues Shares and redeems Shares only in Creation Units (50,000 Shares per Creation Unit) at net asset value next determined after receipt of an order on a continuous basis every day except weekends and the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of each Select Sector SPDR Fund is determined once each business day, normally as of the Closing Time.

     The Funds impose no restrictions on the frequency of creations (i.e., purchases) and redemptions; however, the Funds reserve the right to reject or limit purchases at any time. The Board evaluated the risks of market timing activities by the Funds' shareholders when they considered that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, each Select Sector SPDR Fund issues and redeems its Shares at net asset value per Share for a basket of securities intended to represent a Fund's portfolio, plus a small amount of cash, and a Fund's Shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by the Funds' shareholders or (b) any attempts to market time the Funds by shareholders would result in negative impact to the Funds or their shareholders.

     Investors such as market-makers, large investors and institutions may wish to transact in Creation Units directly with a Fund. Set forth below is a brief description of the procedures applicable to creation and redemption of Creation Units. For more detailed information, see "Purchase and Redemption Of Creation Units" in the SAI.

  Creation

     In order to create (i.e., purchase) Creation Units of a Select Sector SPDR, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the securities included in the Select Sector SPDR Fund's Select Sector Index (the "Deposit Securities") and also generally make a cash payment representing the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities (the "Cash Component"). Information related to the applicable Deposit Securities, including the list of names and the number of shares of the Deposit Securities, is made available by the Custodian through the facilities of the National Securities Clearing Corporation ("NSCC") immediately prior to the opening of business on the Exchange.

     At a Select Sector SPDR Fund's discretion, an Authorized Participant may substitute cash for Deposit Securities. A Select Sector SPDR Fund may also vary the amounts and types of Deposit Securities, including substituting cash for Deposit Securities. Each Select Sector SPDR Fund intends to comply with the federal securities laws in accepting securities for deposits. This means that

Deposit Securities will be sold in transactions that would be exempt from registration under the Securities Act. When accepting purchases of Creation Units for cash, a Select Sector SPDR Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

     In addition to payment of Deposit Securities and any cash, including the Cash Component, purchasers of Shares in Creation Units are responsible for payment of: (i) a transaction fee, in the amount set forth in the table under "Creation and Redemption Transaction Fees" later in this Prospectus, regardless of the number of Creation Units created in the transaction; and (ii) the costs of transferring any Deposit Securities to a Select Sector SPDR Fund, including any transfer taxes.

     Orders to create must be placed in proper form by or through either (i) a "Participating Party", i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC (the "Clearing Process"); or (ii) a participant of the Depository Trust Company (each, an "Authorized Participant"), that, in either case, has entered into an agreement with the Distributor and the Transfer Agent, subject to acceptance of the agreement by the Trust, with respect to creations and redemptions of Creation Units ("Participant Agreement"). The Participant Agreement and/or order form sets forth the time(s) associated with order placement and other terms and conditions associated with placing an order. Due to the rebalancing of a Select Sector Index or other reasons beyond the Trust's control, Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular business day. Such notification will be made as far in advance as possible. The Distributor maintains a list of the names of Authorized Participants that have signed a Participant Agreement.

     Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions set forth in the Participant Agreement, including a requirement to maintain on deposit with the Trust cash at least equal to the specified percentage, as set forth in the Participant Agreement, of the market value of the missing Deposit Securities. See "Purchase and Redemption of Creation Units" in the SAI.

  Redemption

     The Custodian makes available immediately prior to the opening of business on the Exchange, through the facilities of the NSCC, the list of the names and the number of Shares of the Select Sector SPDR Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units.

Redemption proceeds generally consist of the Fund Securities, plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed as next determined after receipt by the Transfer Agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable transaction fee and the costs of transferring any Fund Securities, including any transfer taxes. Should the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment to the applicable Select Sector SPDR Fund equal to the differential will be required to be arranged for by or on behalf of the redeeming shareholder by the Authorized Participant, as the case may be. For more detail, see "Purchase and Redemption of Creation Units" in the SAI.

     As indicated above, redemption proceeds will be reduced by assessment of:
(i) a transaction fee, in the amount set forth in the table under "Creation and Redemption Transaction Fees" later in this Prospectus, regardless of the number of Creation Units redeemed in the transaction; and (ii) the costs of transferring any Fund Securities, including any transfer taxes.

     An Authorized Participant may request that redemption proceeds consist of cash instead of Fund Securities. Such substitutions are at the applicable Select Sector SPDR Fund's discretion. A Select Sector SPDR Fund may also vary the amounts/types of Fund Securities, including substituting cash for Deposit Securities.

     Orders to redeem Creation Units of a Select Sector SPDR Fund may only be effected by an Authorized Participant at the time(s) and in accordance with the other terms and conditions set forth in the Participant Agreement and/or order form. Due to the rebalancing of an Index or other reasons beyond the Trust's control, Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular business day. Such notification will be made as far in advance as possible.

     The Select Sector SPDR Funds intend to comply with the federal securities laws in satisfying redemptions with Fund Securities. This means that the Fund Securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act. An investor subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash at the applicable Fund's discretion.

  Creation and Redemption Transaction Fees

     A fixed transaction fee of $500 is applicable to each creation transaction and each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional charge of up to three (3) times the fixed transaction fee (for a total charge of up to $2,000) may be charged with respect to transactions effected outside the Clearing Process and in the limited circumstances specified in the SAI in which any cash may be used in lieu of securities to redeem Creation Units.

                                  DISTRIBUTIONS

     Dividends and Capital Gains. As a Select Sector SPDR Fund shareholder, you are entitled to your share of a Fund's income and net realized gains on its investments. Each Select Sector SPDR Fund pays out substantially all of its net earnings to its shareholders as "distributions."

     Each Select Sector SPDR Fund typically earns income dividends from stocks, interest from debt securities and securities lending income. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as "income dividend distributions." Each Select Sector SPDR Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."

     Income dividend distributions, if any, for the Funds are generally distributed to shareholders quarterly, but may vary significantly from quarter to quarter. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Select Sector Index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, each Select Sector SPDR Fund intends to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities as if the Select Sector SPDR Fund owned the underlying investment securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution which represents a return of capital. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code.

     Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Dividends which are reinvested will nevertheless be taxable to the same extent as if such dividends had not been reinvested.

                               PORTFOLIO HOLDINGS

     A description of the Trust's policies and procedures with respect to the disclosure of each Select Sector SPDR Fund's portfolio securities is available in the SAI.

                                   TAX MATTERS

     As with any investment, you should consider how your Select Sector SPDR Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Select Sector SPDR Fund.

     Unless your investment in a Select Sector SPDR Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when:

     - The Select Sector SPDR Fund makes distributions,

     - You sell Shares listed on the Exchange, and

     - You create or redeem Creation Units.

     Taxes on Distributions. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Select Sector SPDR Fund. The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income. Dividends that are designated as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (a lower percentage for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and subject to certain limitations. Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any long-term capital gains distributions you receive from the Funds are taxable as long-term capital gain regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

     Dividends may be designated as qualified dividend income if they are attributable to qualified dividend income received by a Fund which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or shares of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date.

     If you lend your Fund Shares pursuant to securities lending arrangements you may lose the ability to treat Fund dividends (paid while the shares are held by the borrower) as qualified dividends. Consult your financial intermediary or tax advisor.

     Distributions paid by a Select Sector SPDR Fund in January that are declared and have a record date in October, November or December of the previous year will be treated for Federal tax purposes as having been paid on December 31 of the previous year. The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.

     Distributions in excess of a Select Sector SPDR Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Select Sector SPDR Fund's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

     Derivatives and Other Complex Securities. Each Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

     Foreign Income Taxes. Investment income received by a Select Sector SPDR Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle the Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Funds in advance since the amount of the assets to be invested within various countries is not known.

     Non-U.S. Investors. If you are not a citizen or permanent resident of the United States, each Fund's ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with your conduct of a U.S. trade or business. For distributions with respect to taxable years of regulated investment companies before January 1, 2010, a Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" or as a "qualified short-term capital gain dividend," provided that such income would not be subject to federal income tax if earned directly by the non-U.S. shareholders. The Fund would not be required to withhold amounts in respect of U.S. tax on such payments.

     Taxes on Exchange-Listed Share Sales. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.

     Taxes on Creations and Redemptions of Creation Units. A person who exchanges equity securities for Creation Units generally may recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. Please be advised that persons exchanging equity securities for Creation Units are required to make certain representations and warranties to the Trust and its agents, including a representation to the effect that if such person holds for the account of any single beneficial owner of Shares of the relevant Fund, eighty percent (80%) or more of the outstanding Shares of the relevant Fund, that such a circumstance would not result in the Fund acquiring a basis in the portfolio securities deposited with the Fund with respect to an order to create Shares in such Fund different from the market value of such portfolio securities on the date of such order, pursuant to Section 351 and 362 of the Internal Revenue Code. To the extent an investor is unwilling or unable to make such representation, the order may be rejected. Investors should ensure that any reported gain or loss is consistent with any representations provided to the Trust or its agents. Further, the Internal Revenue Service may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

     Under current federal tax laws, any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

     If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

     Backup Withholding. The Select Sector SPDR Funds will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Funds either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) who has failed to certify to the Funds that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

     The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in a Select Sector SPDR Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in a Select Sector SPDR Fund under all applicable tax laws.

                  ADDITIONAL INFORMATION CONCERNING THE ROLE OF
                       S&P, MERRILL LYNCH AND THE EXCHANGE

     The stocks included in each Select Sector Index are selected by Merrill Lynch acting as Index Compilation Agent in consultation with S&P from the universe of companies represented by the S&P 500. The composition and weighting of the stocks included in each Select Sector Index will likely differ from the composition and weighting of stocks included in any similar S&P 500 sector index that is published and disseminated by S&P. The Exchange acts as "index calculation agent" in connection with the calculation and dissemination of each Select Sector Index.

     S&P does not sponsor, endorse, sell or promote the Shares. Additionally, Merrill Lynch and the Exchange do not sponsor or promote the Shares.

     Neither S&P, Merrill Lynch nor the Exchange make any representation or warranty, express or implied, to the owners of Shares of the Select Sector SPDR Funds or any member of the public regarding the ability of a Select Sector SPDR Fund to track the performance of the various sectors represented in the stock market. Additionally, S&P does not make any representation or warranty, express or implied, to the owners of the Shares or any member of the public regarding the advisability of investing in securities generally or in the Shares particularly.

     S&P's only relationship to the Index Compilation Agent is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to Merrill Lynch or any Select Sector SPDR Fund. S&P has no obligation to take the needs of the Index Compilation Agent, the Trust or the owners of Shares of the Select Sector SPDR Funds into consideration in determining, composing or calculating the S&P 500.

     S&P does not guarantee the accuracy and/or completeness of the S&P 500, the Select Sector Indexes or any data included therein. S&P makes no warranty, express or implied, as to results to be obtained by Merrill Lynch, the Trust, owners of the product, or any other person or entity from the use of the S&P 500, the Select Sector Indexes or any data included therein in connection with the rights licensed under the license agreement or for any other use. S&P makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the S&P 500, the Select Sector Indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

     The Select Sector Indexes identified herein are determined, composed and calculated without regard to the shares of any Select Sector SPDR Fund or the issuer thereof. Merrill Lynch and the Exchange are not responsible for, nor have they participated in, the determination of the timing of, prices of, or quantities of the shares of any Select Sector SPDR Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable.

     Although Merrill Lynch seeks to obtain and provide information to the Exchange from sources which it considers reliable, Merrill Lynch and the Exchange do not guarantee the accuracy and/or the completeness of any Select Sector Index or any data included therein. Merrill Lynch and the Exchange make no warranty, express or implied, as to results to be obtained by the Trust as licensee, licensee's customers and counterparties, owners of the shares, or any other person or entity from the use of the Select Sector Indexes or any data included therein in connection with the rights licensed as described herein or for any other use. Merrill Lynch and the Exchange make no express or implied warranties, and each hereby expressly disclaim all warranties of merchantability or fitness for a particular purpose with respect to the Select Sector Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Merrill Lynch or the Exchange have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

                               GENERAL INFORMATION

     The Trust was organized as a Massachusetts business trust on June 10, 1998. If shareholders of a Fund are required to vote on any matters, shareholders are entitled to one vote for each Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the SAI for more information concerning the Trust's form of organization.

     For purposes of the 1940 Act, Shares of the Trust are issued by the respective Select Sector SPDR Funds and the acquisition of Shares by investment companies is subject to the restrictions of section 12(d)(1) of the 1940 Act. The Trust has received exemptive relief from Section 12(d)(1) to allow registered investment companies to invest in the Select Sector SPDR Funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions as set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

     From time to time, the Select Sector SPDR Funds may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a Select Sector SPDR Fund.

     Clifford Chance US LLP serves as counsel to the Trust, including each Select Sector SPDR Fund. PricewaterhouseCoopers LLP serves as the independent registered public accounting firm and will audit each Fund's financial statements annually.

                              FINANCIAL HIGHLIGHTS



     The financial highlights on the following pages are intended to help you understand each Fund's financial performance for the past five fiscal years. Certain information reflects the performance results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Trust's independent registered public accounting firm, whose report, along with each Fund's financial highlights and financial statements, is included in the 2008 Annual Report to Shareholders of each of the Funds, which is available upon request.

  Selected data for a Select Sector SPDR share outstanding throughout each year


                                               THE CONSUMER DISCRETIONARY
                                                 SELECT SECTOR SPDR FUND
                                  ----------------------------------------------------
                                    YEAR       YEAR       YEAR       YEAR       YEAR
                                    ENDED      ENDED      ENDED      ENDED      ENDED
                                  09/30/08   09/30/07   09/30/06   09/30/05   09/30/04
                                  --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF
  PERIOD........................  $  36.74   $  34.95   $  32.46   $  31.22   $  27.61
                                  --------   --------   --------   --------   --------
Net investment income...........      0.46(1)    0.37       0.32(1)    0.27(1)    0.24
Net realized and unrealized gain
  (loss) (2)....................     (8.57)      1.80       2.53       1.19       3.59
                                  --------   --------   --------   --------   --------
Total from investment
  operations....................     (8.11)      2.17       2.85       1.46       3.83
                                  --------   --------   --------   --------   --------
Net equalization credits and
  charges.......................     (0.09)     (0.03)     (0.05)      0.04      (0.01)
                                  --------   --------   --------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
Net investment income...........     (0.49)     (0.35)     (0.31)     (0.26)     (0.21)
                                  --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD..  $  28.05   $  36.74   $  34.95   $  32.46   $  31.22
                                  ========   ========   ========   ========   ========
TOTAL RETURN (3)................    (22.39)%     6.07%      8.70%      4.82%     13.83%
                                  ========   ========   ========   ========   ========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)........................  $995,833   $729,341   $429,980   $277,558   $254,431
Ratio of expenses to average net
  assets........................      0.22%      0.23%      0.24%      0.26%      0.28%
Ratio of expenses to average net
  assets before waivers.........      0.22%      0.23%      0.24%      0.26%      0.30%
Ratio of net investment income
  (loss) to average net assets..      1.44%      0.93%      0.98%      0.82%      0.69%
Portfolio turnover rate (4).....      8.56%      5.65%     12.06%     18.03%      2.61%





See accompanying notes to financial highlights at the end of this section.

  Selected data for a Select Sector SPDR share outstanding throughout each year

                                                   THE CONSUMER STAPLES
                                                  SELECT SECTOR SPDR FUND
                                ----------------------------------------------------------
                                   YEAR         YEAR         YEAR        YEAR       YEAR
                                   ENDED        ENDED        ENDED       ENDED      ENDED
                                 09/30/08     09/30/07     09/30/06    09/30/05   09/30/04
                                ----------   ----------   ----------   --------   --------
NET ASSET VALUE, BEGINNING OF
  PERIOD......................  $    27.94   $    25.34   $    23.28   $  21.66   $  20.30
                                ----------   ----------   ----------   --------   --------
Net investment income.........        0.59         0.59         0.50(1)    0.42(1)    0.34
Net realized and unrealized
  gain (loss) (2).............       (0.53)        2.60         2.04       1.60       1.35
                                ----------   ----------   ----------   --------   --------
Total from investment
  operations..................        0.06         3.19         2.54       2.02       1.69
                                ----------   ----------   ----------   --------   --------
Net equalization credits and
  charges.....................        0.02        (0.01)        0.02       0.02       0.02
                                ----------   ----------   ----------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
Net investment income.........       (0.60)       (0.58)       (0.50)     (0.42)     (0.35)
                                ----------   ----------   ----------   --------   --------
NET ASSET VALUE, END OF
  PERIOD......................  $    27.42   $    27.94   $    25.34   $  23.28   $  21.66
                                ==========   ==========   ==========   ========   ========
TOTAL RETURN (3)..............        0.28%       12.69%       11.13%      9.44%      8.38%
                                ==========   ==========   ==========   ========   ========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)......................  $2,916,858   $2,090,505   $1,480,041   $857,861   $617,237
Ratio of expenses to average
  net assets..................        0.22%        0.23%        0.24%      0.26%      0.27%
Ratio of expenses to average
  net assets before waivers...        0.22%        0.23%        0.24%      0.26%      0.30%
Ratio of net investment income
  (loss) to average net
  assets......................        2.22%        2.18%        2.10%      1.84%      1.62%
Portfolio turnover rate (4)...        3.20%        5.76%        7.55%     24.17%      2.84%





See accompanying notes to financial highlights at the end of this section.

  Selected data for a Select Sector SPDR share outstanding throughout each year

                                                         THE ENERGY
                                                   SELECT SECTOR SPDR FUND
                               --------------------------------------------------------------
                                  YEAR         YEAR         YEAR         YEAR         YEAR
                                  ENDED        ENDED        ENDED        ENDED        ENDED
                                09/30/08     09/30/07     09/30/06     09/30/05     09/30/04
                               ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF
  PERIOD.....................  $    74.99   $    53.48   $    53.65   $    35.00   $    23.99
                               ----------   ----------   ----------   ----------   ----------
Net investment income........        0.93         0.78         0.64         0.58(1)      0.51(1)
Net realized and unrealized
  gain (loss) (2)............      (11.07)       21.49        (0.14)       18.67        10.98
                               ----------   ----------   ----------   ----------   ----------
Total from investment
  operations.................      (10.14)       22.27         0.50        19.25        11.49
                               ----------   ----------   ----------   ----------   ----------
Net equalization credits and
  charges....................       (0.13)        0.01         0.00(5)     (0.04)        0.03
                               ----------   ----------   ----------   ----------   ----------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
Net investment income........       (0.85)       (0.77)       (0.67)       (0.56)       (0.51)
                               ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF
  PERIOD.....................  $    63.87   $    74.99   $    53.48   $    53.65   $    35.00
                               ==========   ==========   ==========   ==========   ==========
TOTAL RETURN (3).............      (13.87)%      41.87%        0.87%       55.29%       48.27%
                               ==========   ==========   ==========   ==========   ==========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's).....................  $6,617,777   $4,882,544   $4,014,453   $3,431,320   $1,463,233
Ratio of expenses to average
  net assets.................        0.22%        0.23%        0.24%        0.25%        0.27%
Ratio of expenses to average
  net assets before waivers..        0.22%        0.23%        0.24%        0.26%        0.30%
Ratio of net investment
  income (loss) to average
  net assets.................        1.08%        1.19%        1.18%        1.36%        1.70%
Portfolio turnover rate (4)..        6.87%        7.00%       18.00%       10.32%        9.70%





See accompanying notes to financial highlights at the end of this section.

  Selected data for a Select Sector SPDR share outstanding throughout each year

                                                       THE FINANCIAL
                                                  SELECT SECTOR SPDR FUND
                               -------------------------------------------------------------
                                   YEAR         YEAR         YEAR         YEAR        YEAR
                                  ENDED         ENDED        ENDED        ENDED       ENDED
                                 09/30/08     09/30/07     09/30/06     09/30/05    09/30/04
                               -----------   ----------   ----------   ----------   --------
NET ASSET VALUE, BEGINNING OF
  PERIOD.....................  $     34.28   $    34.64   $    29.50   $    28.51   $  25.41
                               -----------   ----------   ----------   ----------   --------
Net investment income........         0.86         0.84(1)      0.77         0.67(1)    0.58
Net realized and unrealized
  gain (loss) (2)............       (14.48)       (0.53)        5.22         1.07       3.10
                               -----------   ----------   ----------   ----------   --------
Total from investment
  operations.................       (13.62)        0.31         5.99         1.74       3.68
                               -----------   ----------   ----------   ----------   --------
Net equalization credits and
  charges....................         0.28         0.22        (0.08)       (0.06)      0.02
                               -----------   ----------   ----------   ----------   --------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
Net investment income........        (0.85)       (0.89)       (0.77)       (0.69)     (0.60)
                               -----------   ----------   ----------   ----------   --------
NET ASSET VALUE, END OF
  PERIOD.....................  $     20.09   $    34.28   $    34.64   $    29.50   $  28.51
                               ===========   ==========   ==========   ==========   ========
TOTAL RETURN (3).............       (39.24)%       1.41%       20.16%        5.88%     14.62%
                               ===========   ==========   ==========   ==========   ========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's).....................  $11,898,718   $2,831,956   $1,952,484   $1,569,450   $995,236
Ratio of expenses to average
  net assets.................         0.22%        0.23%        0.24%        0.26%      0.26%
Ratio of expenses to average
  net assets before waivers..         0.22%        0.23%        0.24%        0.26%      0.30%
Ratio of net investment
  income (loss) to average
  net assets.................         3.20%        2.35%        2.42%        2.30%      2.14%
Portfolio turnover rate (4)..        18.24%       14.57%       10.93%        9.34%      8.67%





See accompanying notes to financial highlights at the end of this section.

  Selected data for a Select Sector SPDR share outstanding throughout each year

                                                       THE HEALTH CARE
                                                   SELECT SECTOR SPDR FUND
                                ------------------------------------------------------------
                                   YEAR         YEAR         YEAR         YEAR        YEAR
                                   ENDED        ENDED        ENDED        ENDED       ENDED
                                 09/30/08     09/30/07     09/30/06     09/30/05    09/30/04
                                ----------   ----------   ----------   ----------   --------
NET ASSET VALUE, BEGINNING OF
  PERIOD......................  $    35.41   $    33.17   $    31.37   $    28.80   $  27.86
                                ----------   ----------   ----------   ----------   --------
Net investment income.........        0.55(1)      0.56(1)      0.44(1)      0.37(1)    0.36
Net realized and unrealized
  gain (loss) (2).............       (4.97)        2.27         1.81         2.57       0.90
                                ----------   ----------   ----------   ----------   --------
Total from investment
  operations..................       (4.42)        2.83         2.25         2.94       1.26
                                ----------   ----------   ----------   ----------   --------
Net equalization credits and
  charges.....................       (0.01)       (0.03)       (0.02)        0.02       0.03
                                ----------   ----------   ----------   ----------   --------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
Net investment income.........       (0.55)       (0.56)       (0.43)       (0.39)     (0.35)
                                ----------   ----------   ----------   ----------   --------
NET ASSET VALUE, END OF
  PERIOD......................  $    30.43   $    35.41   $    33.17   $    31.37   $  28.80
                                ==========   ==========   ==========   ==========   ========
TOTAL RETURN (3)..............      (12.55)%       8.49%        7.17%       10.32%      4.57%
                                ==========   ==========   ==========   ==========   ========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)......................  $2,377,145   $2,075,363   $1,948,747   $1,617,139   $809,168
Ratio of expenses to average
  net assets..................        0.22%        0.23%        0.24%        0.25%      0.27%
Ratio of expenses to average
  net assets before waivers...        0.22%        0.23%        0.24%        0.26%      0.30%
Ratio of net investment income
  (loss) to average net
  assets......................        1.68%        1.64%        1.40%        1.20%      1.20%
Portfolio turnover rate (4)...        3.69%       10.15%        3.81%        3.48%      7.15%





See accompanying notes to financial highlights at the end of this section.

  Selected data for a Select Sector SPDR share outstanding throughout each year

                                                       THE INDUSTRIAL
                                                   SELECT SECTOR SPDR FUND
                                 ----------------------------------------------------------
                                    YEAR         YEAR         YEAR        YEAR       YEAR
                                    ENDED        ENDED        ENDED       ENDED      ENDED
                                  09/30/08     09/30/07     09/30/06    09/30/05   09/30/04
                                 ----------   ----------   ----------   --------   --------
NET ASSET VALUE, BEGINNING OF
  PERIOD.......................  $    40.92   $    33.35   $    30.14   $  28.36   $  23.26
                                 ----------   ----------   ----------   --------   --------
Net investment income..........        0.69(1)      0.63(1)      0.56       0.46(1)    0.38(1)
Net realized and unrealized
  gain (loss) (2)..............      (10.21)        7.60         3.23       1.79       5.12
                                 ----------   ----------   ----------   --------   --------
Total from investment
  operations...................       (9.52)        8.23         3.79       2.25       5.50
                                 ----------   ----------   ----------   --------   --------
Net equalization credits and
  charges......................       (0.05)        0.00(5)     (0.04)     (0.01)     (0.02)
                                 ----------   ----------   ----------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
Net investment income..........       (0.69)       (0.66)       (0.54)     (0.46)     (0.38)
                                 ----------   ----------   ----------   --------   --------
NET ASSET VALUE, END OF
  PERIOD.......................  $    30.66   $    40.92   $    33.35   $  30.14   $  28.36
                                 ==========   ==========   ==========   ========   ========
TOTAL RETURN (3)...............      (23.55)%      24.88%       12.51%      7.87%     23.64%
                                 ==========   ==========   ==========   ========   ========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's).......................  $1,663,838   $1,989,147   $1,095,912   $717,293   $580,057
Ratio of expenses to average
  net assets...................        0.22%        0.23%        0.24%      0.25%      0.28%
Ratio of expenses to average
  net assets before waivers....        0.22%        0.23%        0.24%      0.26%      0.30%
Ratio of net investment income
  (loss) to average net
  assets.......................        1.85%        1.69%        1.67%      1.54%      1.44%
Portfolio turnover rate (4)....        4.27%        7.12%        3.01%      6.20%      2.98%





See accompanying notes to financial highlights at the end of this section.

  Selected data for a Select Sector SPDR share outstanding throughout each year

                                                       THE MATERIALS
                                                  SELECT SECTOR SPDR FUND
                                 --------------------------------------------------------
                                    YEAR         YEAR        YEAR       YEAR       YEAR
                                    ENDED        ENDED       ENDED      ENDED      ENDED
                                  09/30/08     09/30/07    09/30/06   09/30/05   09/30/04
                                 ----------   ----------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF
  PERIOD.......................  $    42.15   $    31.67   $  27.47   $  27.54   $  21.86
                                 ----------   ----------   --------   --------   --------
Net investment income..........        0.94(1)      0.85(1)    0.80(1)    0.58(1)    0.50(1)
Net realized and unrealized
  gain (loss) (2)..............       (8.78)       10.46       4.30      (0.06)      5.70
                                 ----------   ----------   --------   --------   --------
Total from investment
  operations...................       (7.84)       11.31       5.10       0.52       6.20
                                 ----------   ----------   --------   --------   --------
Net equalization credits and
  charges......................       (0.28)       (0.03)     (0.12)     (0.02)     (0.03)
                                 ----------   ----------   --------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
Net investment income..........       (0.93)       (0.80)     (0.78)     (0.57)     (0.49)
                                 ----------   ----------   --------   --------   --------
NET ASSET VALUE, END OF
  PERIOD.......................  $    33.10   $    42.15   $  31.67   $  27.47   $  27.54
                                 ==========   ==========   ========   ========   ========
TOTAL RETURN (3)...............      (19.58)%      35.97%     18.13%      1.78%     28.35%
                                 ==========   ==========   ========   ========   ========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's).......................  $1,395,939   $1,724,848   $703,475   $757,085   $659,685
Ratio of expenses to average
  net assets...................        0.22%        0.23%      0.24%      0.26%      0.27%
Ratio of expenses to average
  net assets before waivers....        0.22%        0.23%      0.24%      0.26%      0.30%
Ratio of net investment income
  (loss) to average net
  assets.......................        2.27%        2.26%      2.57%      2.01%      1.96%
Portfolio turnover rate (4)....       12.03%        8.94%      6.24%     16.06%      3.47%





See accompanying notes to financial highlights at the end of this section.

  Selected data for a Select Sector SPDR share outstanding throughout each year

                                                       THE TECHNOLOGY
                                                   SELECT SECTOR SPDR FUND
                                ------------------------------------------------------------
                                   YEAR         YEAR         YEAR         YEAR        YEAR
                                   ENDED        ENDED        ENDED        ENDED       ENDED
                                 09/30/08     09/30/07     09/30/06     09/30/05    09/30/04
                                ----------   ----------   ----------   ----------   --------
NET ASSET VALUE, BEGINNING OF
  PERIOD......................  $    27.00   $    21.99   $    20.89   $    19.10   $  18.25
                                ----------   ----------   ----------   ----------   --------
Net investment income.........        0.27(1)      0.20         0.19(1)      0.47(6)    0.13
Net realized and unrealized
  gain (loss) (2).............       (7.16)        5.02         1.10         1.74       0.85
                                ----------   ----------   ----------   ----------   --------
Total from investment
  operations..................       (6.89)        5.22         1.29         2.21       0.98
                                ----------   ----------   ----------   ----------   --------
Net equalization credits and
  charges.....................       (0.01)        0.00(5)      0.00(5)      0.00(5)    0.01
                                ----------   ----------   ----------   ----------   --------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
Net investment income.........       (0.27)       (0.21)       (0.19)       (0.42)     (0.14)
                                ----------   ----------   ----------   ----------   --------
NET ASSET VALUE, END OF
  PERIOD......................  $    19.83   $    27.00   $    21.99   $    20.89   $  19.10
                                ==========   ==========   ==========   ==========   ========
TOTAL RETURN (3)..............      (25.68)%      23.79%        6.20%       11.65%      5.37%
                                ==========   ==========   ==========   ==========   ========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)......................  $2,436,742   $2,726,921   $1,817,902   $1,306,948   $936,192
Ratio of expenses to average
  net assets..................        0.22%        0.23%        0.24%        0.26%      0.26%
Ratio of expenses to average
  net assets before waivers...        0.22%        0.23%        0.24%        0.26%      0.30%
Ratio of net investment income
  (loss) to average net
  assets......................        1.12%        0.85%        0.91%        2.33%      0.68%
Portfolio turnover rate (4)...        9.31%       12.83%       11.30%        8.33%      2.87%





See accompanying notes to financial highlights at the end of this section.

  Selected data for a Select Sector SPDR share outstanding throughout each year

                                                        THE UTILITIES
                                                   SELECT SECTOR SPDR FUND
                               --------------------------------------------------------------
                                  YEAR         YEAR         YEAR         YEAR         YEAR
                                  ENDED        ENDED        ENDED        ENDED        ENDED
                                09/30/08     09/30/07     09/30/06     09/30/05     09/30/04
                               ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF
  PERIOD.....................  $    39.90   $    33.97   $    33.58   $    25.10   $    21.79
                               ----------   ----------   ----------   ----------   ----------
Net investment income........        1.19(1)      1.10(1)      1.08(1)      0.98(1)      0.85(1)
Net realized and unrealized
  gain (loss) (2)............       (6.63)        6.06         0.39         8.50         3.33
                               ----------   ----------   ----------   ----------   ----------
Total from investment
  operations.................       (5.44)        7.16         1.47         9.48         4.18
                               ----------   ----------   ----------   ----------   ----------
Net equalization credits and
  charges....................       (0.15)       (0.13)       (0.01)       (0.02)       (0.05)
                               ----------   ----------   ----------   ----------   ----------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
Net investment income........       (1.20)       (1.10)       (1.07)       (0.98)       (0.82)
                               ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF
  PERIOD.....................  $    33.11   $    39.90   $    33.97   $    33.58   $    25.10
                               ==========   ==========   ==========   ==========   ==========
TOTAL RETURN (3).............      (14.39)%      20.83%        4.49%       38.18%       19.13%
                               ==========   ==========   ==========   ==========   ==========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's).....................  $2,218,518   $2,734,750   $2,993,688   $2,057,493   $1,270,116
Ratio of expenses to average
  net assets.................        0.22%        0.23%        0.24%        0.26%        0.27%
Ratio of expenses to average
  net assets before waivers..        0.22%        0.23%        0.24%        0.26%        0.30%
Ratio of net investment
  income (loss) to average
  net assets.................        2.97%        2.85%        3.34%        3.33%        3.64%
Portfolio turnover rate (4)..        3.83%        9.80%        2.13%        4.40%        9.67%





See accompanying notes to financial highlights at the end of this section.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL HIGHLIGHTS

(1) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(3) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Total return for a period of less than one year is not annualized. Broker commission charges are not included in the calculation.

(4) Portfolio turnover rate excludes securities received or delivered from processing creations or redemptions on Select Sector SPDR shares.

(5) Less than $0.005 per share.

(6) Net investment income per share reflects receipt of a special one time dividend from a portfolio holding (Microsoft Corp.) The effect of this dividend amounted to $0.31 per share.

                   ADDITIONAL INFORMATION CONCERNING THE FUNDS

     The following charts are provided to: (i) show the frequency at which the daily market price on the Exchange was at a discount or premium to each Fund's daily net asset value ("NAV") during 2008; and (ii) compare each Fund's total pre-tax return at NAV with the total pre-tax return based on market price and its benchmark Index. The market price of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the Exchange, as of the time that the Fund's NAV is calculated (referred to as the "Bid/Offer Midpoint"). Each Fund's Bid/Offer Midpoint may at times be at, above or below its NAV. The discount or premium is the percentage difference between the NAV and the Bid/Offer Midpoint of a Fund. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Bid/Offer Midpoint of each Fund will fluctuate in accordance with changes in its NAV, as well as supply and demand. All data presented below represents past performance, which cannot be used to predict future results.

               THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND

                                FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                           BID/OFFER MIDPOINT VS. NAV
                             -----------------------------------------------------
                              BID/OFFER MIDPOINT ABOVE    BID/OFFER MIDPOINT BELOW
                                        NAV                         NAV
                                     (PREMIUM)                   (DISCOUNT)
                             -------------------------   -------------------------
                              50-99   100-200     200     50-99   100-200     200
                              BASIS    BASIS     BASIS    BASIS    BASIS     BASIS
                             POINTS    POINTS   POINTS   POINTS    POINTS   POINTS
                             ------   -------   ------   ------   -------   ------
One Year Ended 12/31/08....    10        3         1        2        0         1



                            CUMULATIVE TOTAL RETURN            AVERAGE ANNUAL TOTAL RETURN
                      ----------------------------------   ----------------------------------
                                              CONSUMER                             CONSUMER
                                           DISCRETIONARY                        DISCRETIONARY
                      NET ASSET   MARKET       SELECT      NET ASSET   MARKET       SELECT
                        VALUE      VALUE    SECTOR INDEX     VALUE      VALUE    SECTOR INDEX
                      ---------   ------   -------------   ---------   ------   -------------
One Year Ended
  12/31/08.........     -33.43%   -33.67%      -33.49%       -33.43%   -33.67%      -33.49%
Five Years Ended
  12/31/08.........     -27.92%   -27.81%      -27.37%        -6.34%    -6.31%       -6.20%
Ten Years Ended
  12/31/08 (1).....     -10.38%    -9.94%       -8.25%        -1.09%    -1.04%       -0.86%


(1) Prior to June 21, 2002, the Fund's investment strategy sought to track the performance of the Cyclical/Transportation Select Sector Index (the predecessor to the Fund's underlying index). Performance of the Fund and Index prior to June 21, 2002 is therefore based on the Fund's investment strategy to track the prior index. Future performance may vary from past results.

                  THE CONSUMER STAPLES SELECT SECTOR SPDR FUND

                                FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                           BID/OFFER MIDPOINT VS. NAV
                             -----------------------------------------------------
                              BID/OFFER MIDPOINT ABOVE
                                        NAV               BID/OFFER MIDPOINT BELOW
                                     (PREMIUM)                 NAV (DISCOUNT)
                             -------------------------   -------------------------
                              50-99   100-200     200     50-99   100-200     200
                              BASIS    BASIS     BASIS    BASIS    BASIS     BASIS
                             POINTS    POINTS   POINTS   POINTS    POINTS   POINTS
                             ------   -------   ------   ------   -------   ------
One Year Ended 12/31/08....    10        3         1        3        0         0



                            CUMULATIVE TOTAL RETURN           AVERAGE ANNUAL TOTAL RETURN
                       ---------------------------------   ---------------------------------
                                              CONSUMER                            CONSUMER
                                               STAPLES                             STAPLES
                       NET ASSET   MARKET      SELECT      NET ASSET   MARKET      SELECT
                         VALUE      VALUE   SECTOR INDEX     VALUE      VALUE   SECTOR INDEX
                       ---------   ------   ------------   ---------   ------   ------------
One Year Ended
  12/31/08..........     -14.98%   -15.30%     -14.95%       -14.98%   -15.30%     -14.95%
Five Years Ended
  12/31/08..........      21.38%    21.36%      23.10%         3.95%     3.95%       4.24%
Ten Years Ended
  12/31/08..........       4.12%     4.43%       6.88%         0.41%     0.44%       0.67%

                       THE ENERGY SELECT SECTOR SPDR FUND

                                FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                           BID/OFFER MIDPOINT VS. NAV
                             -----------------------------------------------------
                              BID/OFFER MIDPOINT ABOVE    BID/OFFER MIDPOINT BELOW
                                        NAV                         NAV
                                     (PREMIUM)                   (DISCOUNT)
                             -------------------------   -------------------------
                              50-99   100-200     200     50-99   100-200     200
                              BASIS    BASIS     BASIS    BASIS    BASIS     BASIS
                             POINTS    POINTS   POINTS   POINTS    POINTS   POINTS
                             ------   -------   ------   ------   -------   ------
One Year Ended 12/31/08....     2        1         0        4        1         0



                               CUMULATIVE TOTAL RETURN           AVERAGE ANNUAL TOTAL RETURN
                          ---------------------------------   ---------------------------------
                                                  ENERGY                              ENERGY
                          NET ASSET   MARKET      SELECT      NET ASSET   MARKET      SELECT
                            VALUE      VALUE   SECTOR INDEX     VALUE      VALUE   SECTOR INDEX
                          ---------   ------   ------------   ---------   ------   ------------
One Year Ended
  12/31/08.............     -38.79%   -38.93%     -38.70%       -38.79%   -38.93%     -38.70%
Five Years Ended
  12/31/08.............      84.71%    84.84%      87.12%        13.06%    13.07%      13.35%
Ten Years Ended
  12/31/08.............     140.57%   139.05%     147.02%         9.18%     9.11%       9.46%


                      THE FINANCIAL SELECT SECTOR SPDR FUND

                                FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                           BID/OFFER MIDPOINT VS. NAV
                             -----------------------------------------------------
                              BID/OFFER MIDPOINT ABOVE    BID/OFFER MIDPOINT BELOW
                                        NAV                         NAV
                                     (PREMIUM)                   (DISCOUNT)
                             -------------------------   -------------------------
                              50-99   100-200     200     50-99   100-200     200
                              BASIS    BASIS     BASIS    BASIS    BASIS     BASIS
                             POINTS    POINTS   POINTS   POINTS    POINTS   POINTS
                             ------   -------   ------   ------   -------   ------
One Year Ended 12/31/08....     4        7         1        5        0         3



                            CUMULATIVE TOTAL RETURN           AVERAGE ANNUAL TOTAL RETURN
                       ---------------------------------   ---------------------------------
                                              FINANCIAL                           FINANCIAL
                       NET ASSET   MARKET      SELECT      NET ASSET   MARKET      SELECT
                         VALUE      VALUE   SECTOR INDEX     VALUE      VALUE   SECTOR INDEX
                       ---------   ------   ------------   ---------   ------   ------------
One Year Ended
  12/31/08..........     -55.21%   -55.14%     -55.27%       -55.21%   -55.14%     -55.27%
Five Years Ended
  12/31/08..........     -49.21%   -48.94%     -48.76%       -12.67%   -12.58%     -12.52%
Ten Years Ended
  12/31/08..........     -33.49%   -33.56%     -31.97%        -4.00%    -4.01%      -3.78%

                     THE HEALTH CARE SELECT SECTOR SPDR FUND

                                FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                           BID/OFFER MIDPOINT VS. NAV
                             -----------------------------------------------------
                              BID/OFFER MIDPOINT ABOVE    BID/OFFER MIDPOINT BELOW
                                        NAV                         NAV
                                     (PREMIUM)                   (DISCOUNT)
                             -------------------------   -------------------------
                              50-99   100-200     200     50-99   100-200     200
                              BASIS    BASIS     BASIS    BASIS    BASIS     BASIS
                             POINTS    POINTS   POINTS   POINTS    POINTS   POINTS
                             ------   -------   ------   ------   -------   ------
One Year Ended 12/31/08....     9        2         2        8        0         0



                            CUMULATIVE TOTAL RETURN           AVERAGE ANNUAL TOTAL RETURN
                       ---------------------------------   ---------------------------------
                                             HEALTH CARE                         HEALTH CARE
                       NET ASSET   MARKET      SELECT      NET ASSET   MARKET      SELECT
                         VALUE      VALUE   SECTOR INDEX     VALUE      VALUE   SECTOR INDEX
                       ---------   ------   ------------   ---------   ------   ------------
One Year Ended
  12/31/08..........     -23.15%   -23.31%     -23.06%       -23.15%   -23.31%     -23.06%
Five Years Ended
  12/31/08..........      -4.95%    -5.02%      -3.89%        -1.01%    -1.02%      -0.79%
Ten Years Ended
  12/31/08 (1)......      13.63%    13.39%      16.53%         1.29%     1.26%       1.54%


(1) Prior to June 21, 2002, the Fund's investment strategy sought to track the performance of the Consumer Services Select Sector Index (the predecessor to the Fund's underlying index). Performance of the Fund and Index prior to June 21, 2002 is therefore based on the Fund's investment strategy to track the prior index. Future performance may vary from past results.

                     THE INDUSTRIAL SELECT SECTOR SPDR FUND

                                FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                           BID/OFFER MIDPOINT VS. NAV
                             -----------------------------------------------------
                              BID/OFFER MIDPOINT ABOVE    BID/OFFER MIDPOINT BELOW
                                        NAV                         NAV
                                     (PREMIUM)                   (DISCOUNT)
                             -------------------------   -------------------------
                              50-99   100-200     200     50-99   100-200     200
                              BASIS    BASIS     BASIS    BASIS    BASIS     BASIS
                             POINTS    POINTS   POINTS   POINTS    POINTS   POINTS
                             ------   -------   ------   ------   -------   ------
One Year Ended 12/31/08....     3        2         0        3        1         0



                            CUMULATIVE TOTAL RETURN           AVERAGE ANNUAL TOTAL RETURN
                       ---------------------------------   ---------------------------------
                                             INDUSTRIAL                          INDUSTRIAL
                       NET ASSET   MARKET      SELECT      NET ASSET   MARKET      SELECT
                         VALUE      VALUE   SECTOR INDEX     VALUE      VALUE   SECTOR INDEX
                       ---------   ------   ------------   ---------   ------   ------------
One Year Ended
  12/31/08..........     -38.88%   -38.95%     -38.89%       -38.88%   -38.95%     -38.89%
Five Years Ended
  12/31/08..........      -5.14%    -4.63%      -4.16%        -1.05%    -0.94%      -0.85%
Ten Years Ended
  12/31/08..........      11.64%    11.05%      14.67%         1.11%     1.05%       1.38%

                      THE MATERIALS SELECT SECTOR SPDR FUND

                                FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                           BID/OFFER MIDPOINT VS. NAV
                             -----------------------------------------------------
                              BID/OFFER MIDPOINT ABOVE    BID/OFFER MIDPOINT BELOW
                                        NAV                         NAV
                                     (PREMIUM)                   (DISCOUNT)
                             -------------------------   -------------------------
                              50-99   100-200     200     50-99   100-200     200
                              BASIS    BASIS     BASIS    BASIS    BASIS     BASIS
                             POINTS    POINTS   POINTS   POINTS    POINTS   POINTS
                             ------   -------   ------   ------   -------   ------
One Year Ended 12/31/08....     7        2         1        4        2         0



                            CUMULATIVE TOTAL RETURN           AVERAGE ANNUAL TOTAL RETURN
                       ---------------------------------   ---------------------------------
                                              MATERIALS                           MATERIALS
                       NET ASSET   MARKET      SELECT      NET ASSET   MARKET      SELECT
                         VALUE      VALUE   SECTOR INDEX     VALUE      VALUE   SECTOR INDEX
                       ---------   ------   ------------   ---------   ------   ------------
One Year Ended
  12/31/08..........     -43.99%   -44.12%     -44.12%       -43.99%   -44.12%     -44.12%
Five Years Ended
  12/31/08..........      -4.73%    -4.67%      -3.89%        -0.96%    -0.95%      -0.79%
Ten Years Ended
  12/31/08..........      33.37%    31.44%      37.07%         2.92%     2.77%       3.20%


                     THE TECHNOLOGY SELECT SECTOR SPDR FUND

                                FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                           BID/OFFER MIDPOINT VS. NAV
                             -----------------------------------------------------
                              BID/OFFER MIDPOINT ABOVE    BID/OFFER MIDPOINT BELOW
                                        NAV                         NAV
                                     (PREMIUM)                   (DISCOUNT)
                             -------------------------   -------------------------
                              50-99   100-200     200     50-99   100-200     200
                              BASIS    BASIS     BASIS    BASIS    BASIS     BASIS
                             POINTS    POINTS   POINTS   POINTS    POINTS   POINTS
                             ------   -------   ------   ------   -------   ------
One Year Ended 12/31/08....     5        1         0        3        0         0



                            CUMULATIVE TOTAL RETURN           AVERAGE ANNUAL TOTAL RETURN
                       ---------------------------------   ---------------------------------
                                             TECHNOLOGY                          TECHNOLOGY
                       NET ASSET   MARKET      SELECT      NET ASSET   MARKET      SELECT
                         VALUE      VALUE   SECTOR INDEX     VALUE      VALUE   SECTOR INDEX
                       ---------   ------   ------------   ---------   ------   ------------
One Year Ended
  12/31/08..........     -41.39%   -41.66%     -41.41%       -41.39%   -41.66%     -41.41%
Five Years Ended
  12/31/08..........     -20.45%   -20.13%     -19.86%        -4.47%    -4.40%      -4.33%
Ten Years Ended
  12/31/08..........     -49.66%   -49.63%     -48.52%        -6.63%     6.63%      -6.42%

                      THE UTILITIES SELECT SECTOR SPDR FUND

                                FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                           BID/OFFER MIDPOINT VS. NAV
                             -----------------------------------------------------
                              BID/OFFER MIDPOINT ABOVE    BID/OFFER MIDPOINT BELOW
                                        NAV                         NAV
                                     (PREMIUM)                   (DISCOUNT)
                             -------------------------   -------------------------
                              50-99   100-200     200     50-99   100-200     200
                              BASIS    BASIS     BASIS    BASIS    BASIS     BASIS
                             POINTS    POINTS   POINTS   POINTS    POINTS   POINTS
                             ------   -------   ------   ------   -------   ------
One Year Ended: 12/31/08...     2        1         0        0        0         0



                            CUMULATIVE TOTAL RETURN           AVERAGE ANNUAL TOTAL RETURN
                       ---------------------------------   ---------------------------------
                                              UTILITIES                           UTILITIES
                       NET ASSET   MARKET      SELECT      NET ASSET   MARKET      SELECT
                         VALUE      VALUE   SECTOR INDEX     VALUE      VALUE   SECTOR INDEX
                       ---------   ------   ------------   ---------   ------   ------------
One Year Ended
  12/31/08..........     -29.09%   -29.20%     -29.08%       -29.09%   -29.20%     -29.08%
Five Years Ended
  12/31/08..........      46.92%    46.83%      48.72%         8.00%     7.99%       8.26%
Ten Years Ended
  12/31/08..........      36.15%    35.73%      38.78%         3.13%     3.10%       3.33%

             WHERE TO LEARN MORE ABOUT THE SELECT SECTOR SPDR FUNDS

     This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to each Select Sector SPDR Fund's Shares. A SAI and the annual and semi-annual reports to shareholders, each of which is on file with the SEC, provide more information about each Select Sector SPDR Fund. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year. The SAI and the financial statements included in the Trust's most recent annual reports to shareholders are incorporated herein by reference (i.e., are legally part of this Prospectus). These materials may be obtained without charge, upon request, by writing to the Distributor, ALPS Distributors, Inc., at 1290 Broadway, Suite 1100, Denver, CO 80203, by visiting the Trust's website at www.sectorspdrs.com, or by calling the following number:

                      Investor Information: (800) 843-2639

     The Registration Statement, including this Prospectus, the SAI, and the exhibits as well as the reports may be reviewed and copied at the SEC's Public Reference Room (100 F Street, NE, Washington D.C. 20549) or on the EDGAR Database on the SEC's website (http://www.sec.gov). Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. You may get copies of this and other information after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

     Shareholder inquiries may be directed to the Select Sector SPDR Funds in writing to ALPS Distributors, Inc. at 1290 Broadway, Suite 1100, Denver, CO 80203.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER OF A SELECT SECTOR SPDR FUND'S SHARES, AND, IF GIVEN OR MADE, THE INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ANY SELECT SECTOR SPDR FUND. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE OF SHARES SHALL UNDER ANY CIRCUMSTANCE IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY DATE AFTER THE DATE OF THIS PROSPECTUS.

     DEALERS EFFECTING TRANSACTIONS IN A SELECT SECTOR SPDR FUND'S SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, ARE GENERALLY REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO ANY OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS.

               The Trust's Investment Company Act Number is 811-08837.

                         THE SELECT SECTOR SPDR(R) TRUST

              THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR(R) FUND
                 THE CONSUMER STAPLES SELECT SECTOR SPDR(R) FUND
                      THE ENERGY SELECT SECTOR SPDR(R) FUND
                    THE FINANCIAL SELECT SECTOR SPDR(R) FUND
                   THE HEALTH CARE SELECT SECTOR SPDR(R) FUND
                    THE INDUSTRIAL SELECT SECTOR SPDR(R) FUND
                    THE MATERIALS SELECT SECTOR SPDR(R) FUND
                    THE TECHNOLOGY SELECT SECTOR SPDR(R) FUND
                    THE UTILITIES SELECT SECTOR SPDR(R) FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                             DATED JANUARY 31, 2009

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus dated January 31, 2009 (the "Prospectus") for The Select Sector SPDR Trust (the "Trust"), as it may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus and the Trust's Annual Report to Shareholders dated September 30, 2008 may be obtained without charge by writing to the Trust's Distributor, ALPS Distributors, Inc., at 1290 Broadway, Suite 1100, Denver, CO 80203, by visiting the Trust's website at www.sectorspdrs.com or calling (800) 843-2639. The Report of Independent Registered Public Accounting Firm, financial highlights and financial statements of the Funds included in the Trust's Annual Report to Shareholders for the fiscal year ended September 30, 2008 are incorporated by reference into this Statement of Additional Information.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "500",
"Standard & Poor's Depositary Receipts(R)", "SPDR(R)", "Select Sector SPDR", "Select Sector SPDRs" and "Select Sector Standard & Poor's Depositary Receipts" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use in connection with the listing and trading of Select Sector SPDRs on a national securities exchange (the "Exchange"). The stocks included in each Select Sector Index (upon which the Select Sector SPDRs are based) are selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch" and sometimes referred to as the "Index Compilation Agent") in consultation with Standard & Poor's ("S&P") from the universe of companies represented by the Standard & Poor's 500 Composite Stock Index ("S&P 500"). The composition and weighting of the stocks included in each Select Sector Index can be expected to differ from the composition and weighting of stocks included in any similar S&P 500 sector index that is published and disseminated by S&P.

TABLE OF CONTENTS

General Description of the Trust............................................ 2
Investment Policies........................................................ 12
Special Considerations and Risks........................................... 14
Investment Restrictions.................................................... 16
Exchange Listing and Trading............................................... 17
Management of the Trust.................................................... 17
Brokerage Transactions..................................................... 25
Book Entry Only System..................................................... 27
Purchase and Redemption of Creation Units.................................. 31
Determination of Net Asset Value........................................... 35
Dividends and Distributions................................................ 35
Taxes...................................................................... 36
Capital Stock and Shareholder Reports...................................... 39
Counsel and Independent Registered Public Accounting Firm.................. 39
Financial Statements....................................................... 39
Appendix A - SSgA Funds Management, Inc. Proxy Voting Policy............... A-1

The information contained herein regarding the Select Sector Indexes, securities markets and The Depository Trust Company ("DTC") was obtained from publicly available sources.

                                   DISCLAIMERS

Each Select Sector Index (as defined on the following page) is based on equity securities of public companies that are components of the S&P 500, selected on the basis of general industrial classification, and included as constituent securities of a particular Select Sector Index by the Index Compilation Agent in consultation with S&P, a division of The McGraw-Hill Companies, Inc. The Exchange or its affiliate acts as "Index Calculation Agent" in connection with the calculation and dissemination of each Select Sector Index.

Select Sector SPDRs are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Select Sector SPDRs or any member of the public regarding the advisability of investing in securities generally or in the Select Sector SPDRs particularly or the ability of a Select Sector SPDR Fund to track the performance of the various sectors represented in the stock market. The stocks included in each Select Sector Index were selected by the Index Compilation Agent in consultation with S&P from a universe of companies represented by the S&P 500. The composition and weighting of stocks included in each Select Sector Index can be expected to differ from the composition and weighting of stocks included in the corresponding S&P 500 sector index that is published and disseminated by S&P. S&P's only relationship to the Index Compilation Agent is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to the Index Compilation Agent or any Select Sector SPDR Fund. S&P has no obligation to take the needs of the Index Compilation Agent, the Trust or the owners of Select Sector SPDRs into consideration in determining, composing or calculating the S&P
500. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Select Sector SPDRs. S&P has no obligation or liability in connection with the administration, marketing or trading of the Select Sector SPDRs.

S&P does not guarantee the accuracy and/or completeness of the S&P 500, the select sector indexes or any data included therein. S&P makes no warranty, express or implied, as to results to be obtained by the Index Compilation Agent, the Trust, owners of the product, or any other person or entity from the use of the S&P 500, the Select Sector Indexes or any data included therein in connection with the rights licensed under the license agreement or for any other use. S&P makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the S&P 500, the Select Sector Indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

The shares are not sponsored or promoted by either the Index Calculation Agent or the Index Compilation Agent.

Neither the Index Calculation Agent nor the Index Compilation Agent makes any representation or warranty, express or implied, to the owners of the shares of any Select Sector SPDR Fund or any member of the public regarding the ability of the indexes identified herein to track stock market performance. The Select Sector Indexes identified herein are determined, composed and calculated without regard to the shares of any Select Sector SPDR Fund or the issuer thereof. The Index Calculation Agent and the Index Compilation Agent are not responsible for, nor have they participated in, the determination of the timing of, prices of, or quantities of the shares of any Select Sector SPDR Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Index Calculation Agent and the Index Compilation Agent have no obligation or liability to owners of the shares of any Select Sector SPDR Fund in connection with the administration, marketing or trading of the shares of any Select Sector SPDR Fund.

Although Merrill Lynch -- as the Index Compilation Agent -- shall obtain and provide information to the Exchange -- as the Index Calculation Agent -- from sources which it considers reliable, the Index Compilation Agent and the Index Calculation Agent do not guarantee the accuracy and/or the completeness of any Select Sector Index or any data included therein. The Index Compilation Agent and the Index Calculation Agent make no warranty, express or implied, as to results to be obtained by the Trust as licensee, licensee's customers and counterparties, owners of the shares, or any other person or entity from the use of the Select Sector Indexes or any data included therein in connection with the rights licensed as described herein or for any other use. The Index Compilation Agent and the Index Calculation Agent make no express or implied warranties, and each hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Select Sector Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Index Compilation Agent and the Index Calculation Agent have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

                        GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), and the offering of each Fund's shares is registered under the Securities Act of 1933, as amended. The Trust currently consists of nine investment series (each, a "Select Sector SPDR Fund" or "Fund" and collectively the "Select Sector SPDR Funds" or "Funds") as identified on the front cover and described below.

The Trust was organized as a Massachusetts business trust on June 10, 1998. The Trust is governed by a Board of Trustees (the "Board"). The shares of each Select Sector SPDR Fund are referred to herein as "Shares." The Select Sector SPDR Funds offered by the Trust are: The Consumer Discretionary Select Sector SPDR Fund; The Consumer Staples Select Sector SPDR Fund; The Energy Select Sector SPDR Fund; The Financial Select Sector SPDR Fund; The Health Care Select Sector SPDR Fund; The Industrial Select Sector SPDR Fund; The Materials Select Sector SPDR Fund; The Technology Select Sector SPDR Fund; and The Utilities Select Sector SPDR Fund. The investment objective of each Select Sector SPDR Fund is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in a particular sector or group of industries, as represented by a specified market sector index (each a "Select Sector Index"). SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") manages each Select Sector SPDR Fund.

Except as described in greater detail under "Dividend Reinvestment Service," each Select Sector SPDR Fund offers and issues Shares at their net asset value only in aggregations of a specified number of Shares (each, a "Creation Unit"). Each Select Sector SPDR Fund offers and issues Creation Units generally in exchange for a basket of equity securities included in its Select Sector Index ("Deposit Securities") together with the deposit of a specified cash payment ("Cash Component"). The Shares are listed on the Exchange and trade at market prices. These prices may differ from the net asset values of the Shares. Shares are also redeemable only in Creation Unit aggregations (except upon termination of a Select Sector SPDR Fund), and generally in exchange for portfolio securities and a specified cash payment ("Cash Redemption Amount"). A Creation Unit of each Select Sector SPDR Fund consists of 50,000 Shares as set forth in the Prospectus.

The Trust reserves the right to offer a "cash" option for purchases and redemptions of Creation Units (subject to applicable legal requirements) although it has no current intention of doing so. Creation Units may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust an amount of cash in such amount as set forth in the Participant Agreement (as defined below). See "PURCHASE AND REDEMPTION OF CREATION UNITS." The Trust imposes a transaction fee for each creation or redemption as set forth in the Prospectus. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

THE SELECT SECTOR INDEXES AND RELEVANT EQUITY MARKETS

Each of the nine Select Sector Indexes which is the benchmark for a Select Sector SPDR Fund is intended to give investors an efficient, modified market capitalization-based way to track the movement of baskets of equity securities of public companies that are components of the S&P 500 and are included in specific sectors.

CONSTRUCTION AND MAINTENANCE STANDARDS FOR THE SELECT SECTOR INDEXES

SELECTION CRITERIA

Each Select Sector Index was developed and is maintained in accordance with the following criteria:

Each of the component stocks in a Select Sector Index (the "Component Stocks") has been selected from the universe of companies defined by the S&P 500.

The nine Select Sector Indexes together will include all of the companies represented in the S&P 500 and each of the stocks in the S&P 500 will be allocated to one and only one of the Select Sector Indexes.

The Component Stocks have been assigned to a Select Sector Index by the Index Compilation Agent. The Index Compilation Agent, after consultation with S&P, assigns Component Stocks to a particular Select Sector Index on the basis of such company's sales and earnings composition and the sensitivity of the company's stock price and business results to the common factors that affect other companies in such Select Sector Index. S&P has sole control over the removal of stocks from the S&P 500 and the selection of replacement stocks to be added to the S&P 500. However, S&P plays only a consulting role in the assignment of the S&P 500 component securities to any Select Sector Index, which is the sole responsibility of the Index Compilation Agent.

Each Select Sector Index is weighted based on the market capitalization of each of the Component Stocks, subject to the following asset diversification requirements: (i) the market capitalization-based weighted value of any single Component Stock measured on the last day of a calendar quarter may not exceed 24.99% of the total value of its respective Select Sector Index; and (ii) with respect to 50% of the total value of the Select Sector Index, the market capitalization-based weighted value of the Component Stocks must be diversified so that no single Component Stock measured on the last day of a calendar quarter represents more than 4.99% of the total value of its respective Select Sector Index.

Rebalancing the Select Sector Indexes to meet the asset diversification requirements will be the responsibility of the Exchange's Index Services Group ("ISG"). If shortly prior to the last business day of any calendar quarter (a "Quarterly Qualification Date"), a Component Stock (or two or more Component Stocks) approaches the maximum allowable value limits set forth above (the "Asset Diversification Limits"), the percentage that such Component Stock (or Component Stocks) represents in the Select Sector Index will be reduced and the market capitalization-based weighted value of such Component Stock (or Component Stocks) will be redistributed across the Component Stocks that do not closely approach the Asset Diversification Limits in accordance with the following methodology: First, each Component Stock that exceeds 24% of the total value of the Select Sector Index will be reduced to 23% of the total value of the Select Sector Index and the aggregate amount by which all Component Stocks exceed 24% will be redistributed equally across the remaining Component Stocks that represent less than 23% of the total value of the Select Sector Index. If as a result of this redistribution, another Component Stock then exceeds 24%, the redistribution will be repeated as necessary. Second, with respect to the 50% of the value of the Select Sector Index accounted for by the lowest weighted Component Stocks, each Component Stock that exceeds 4.8% of the total value of the Select Sector Index will be reduced to 4.6% and the aggregate amount by which all Component Stocks exceed 4.8% will be distributed equally across all remaining Component Stocks that represent less than 4.6% of the total value of the Select Sector Index. If as a result of this redistribution another Component Stock that did not previously exceed 4.8% of the Select Sector Index value then exceeds 4.8%, the redistribution will be repeated as necessary until at least 50% of the value of the Select Sector Index is accounted for by Component Stocks representing no more than 4.8% of the total value of the Select Sector Index. If necessary, this reallocation process may take place more than once prior to a Quarterly Qualification Date to insure that the Select Sector Index and the Select Sector SPDR Fund portfolio based upon it conform to the requirements for qualification of the Fund as a RIC.

As detailed below, the Select Sector Indexes are calculated and disseminated by ISG. As of the market close on December 31, 2008, the weighting of each Select Sector Index in the S&P 500 based on the capitalization of the stocks in the Index was as follows:

LIST OF THE INDEXES                                             WEIGHTING
----------------------------------------------                  ---------
The Consumer Discretionary Select Sector Index                     8.17%
The Consumer Staples Select Sector Index                          12.90%
The Energy Select Sector Index                                    13.41%
The Financial Select Sector Index                                 13.34%
The Health Care Select Sector Index                               14.70%
The Industrial Select Sector Index                                11.15%
The Materials Select Sector Index                                  3.00%
The Technology Select Sector Index                                19.14%
The Utilities Select Sector Index                                  4.19%
                                                                 -------
                                                                 100.00%

Periodically, the Index Compilation Agent will supply ISG with sector designations for a number of stocks deemed likely candidates for replacement selection by the Standard & Poor's 500 Index Committee. If a replacement not on the current list is selected by the Standard & Poor's 500 Index Committee, ISG will ask the Index Compilation Agent to assign the stock to one of the nine sectors promptly. The Exchange will disseminate information on this assignment and on consequent changes in the Select Sector Index(es).

The Index Compilation Agent at any time may determine that a Component Stock which has been assigned to one Select Sector Index has undergone such a transformation in the composition of its business that it should be removed from that Select Sector Index and assigned to a different Select Sector Index. In the event that the Index Compilation Agent notifies ISG that a Component Stock's Select Sector Index assignment should be changed, the Exchange will disseminate notice of the change following its standard procedure for announcing index changes and will implement the change in the affected Select Sector Indexes on a date no less than one week after the initial dissemination of information on the sector change to the maximum extent practicable. It is not anticipated that Component Stocks will change sectors frequently.

Component Stocks removed from and added to the S&P 500 will be deleted from and added to the appropriate Select Sector Index on the same schedule used by S&P for additions and deletions from the S&P 500 insofar as practicable.

SELECT SECTOR INDEX CALCULATIONS

With the exception of the weighting constraints described above, each Select Sector Index is calculated using the same methodology utilized by S&P in calculating the S&P 500. In particular:

Each Select Sector Index is calculated using a base-weighted aggregate methodology; that means the level of the Select Sector Index reflects the total market value of all of its Component Stocks relative to a particular base period. Statisticians refer to this type of index, one with a set of combined variables (such as price and number of shares), as a composite index.

The total market value of a company is determined by multiplying the price of the stock by the number of common shares outstanding. An indexed number is used to represent the results of the aggregate market value calculation in order to make the value easier to work with and track over time.

The daily calculation of each Select Sector Index is computed by dividing the total market value of the companies in the Select Sector Index by a number called the "Index Divisor." By itself, the Index Divisor is an arbitrary number. However, in the context of the calculation of the Select Sector Index, it is the only link to the original base period value of the Select Sector Index. The Index Divisor keeps the Select Sector Index comparable over time and adjustments to the Index Divisor ensure that there are no changes in the Select Sector Index level as a result of non-market forces (corporate actions, replacements of stocks in a Select Sector Index, weighting changes, etc.).

Four times a year on a Friday close to the end of each calendar quarter, the share totals of the companies in the S&P 500 are updated by S&P. This information is utilized to update the share totals of companies in each Select Sector Index. After the totals are updated, the Index Divisor is adjusted to compensate for the net change in the market value of the Select Sector Index.

Once a week the database containing the current common shares outstanding for the S&P 500 companies is compared by S&P against the shares outstanding used to actually calculate the S&P 500. Any difference of 5% or more is screened for review by S&P. If appropriate, a share change will be implemented by S&P after the close of trading on the following Wednesday. Preannounced corporate actions such as restructurings and recapitalizations can significantly change a company's shares outstanding. Any changes over 5% are reviewed by S&P and, when appropriate, an immediate adjustment is made to the number of shares outstanding used to calculate the Select Sector Index. Any adjustment made by S&P in shares outstanding will result in a corresponding adjustment to each affected Select Sector Index.

S&P will advise ISG regarding the handling of non-routine corporate actions which may arise from time to time and which may have an impact on the calculation of the S&P 500 and, consequently, on the calculation of the Select Sector Index Corporate actions such as a merger or acquisition, stock splits, routine spin-offs, etc., which require adjustments in the Select Sector Index calculation, will be handled by the Exchange's staff and Index Divisor adjustments, calculated when necessary, are handled by S&P in its maintenance of the S&P 500. In the event a merger or acquisition changes the relative importance of a company's participation in two or more sectors in a major way, the Select Sector Index assignment of the stock may change. In any event, a new Index Divisor for affected Select Sector Indexes will be disseminated promptly by ISG.

SELECT SECTOR INDEX DISSEMINATION

Similar to other stock index values published by the Exchange, the value of each Select Sector Index will be calculated continuously and disseminated every 15 seconds over the Consolidated Tape Association's Network B. The major electronic financial data vendors - Bloomberg, Reuters and Bridge Information Systems - are expected to publish information on each Select Sector Index for their subscribers.

Brief descriptions of the Select Sector Indexes on which the Select Sector SPDR Funds are based and the equity markets in which the Select Sector SPDR Funds are invested are provided below.

THE CONSUMER DISCRETIONARY SELECT SECTOR INDEX

General Background

The Consumer Discretionary Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of consumer discretionary products. Consumer discretionary products include automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retail. As of December 31, 2008, the Consumer Discretionary Select Sector Index included 80 Component Stocks. A list of the Component Stocks included in the Fund as of September 30, 2008 is included in the Trust's Annual Report to Shareholders dated September 30, 2008.

Constituent Stocks and Industries/Sectors

Summary:

Aggregate Market Capitalization (12/31/08): $659,181,829,959

     10 Largest Components by Market Capitalization (as of 12/31/08):

                                                                                          CUMULATIVE
COMPANY NAME                         MARKET CAPITALIZATION  MARKET WEIGHT  INDEX WEIGHT  INDEX WEIGHT
------------------------             ---------------------  -------------  ------------  ------------
McDonald's Corp                         69,313,553,550         10.52%         10.52%         10.52%
Comcast Corp                            48,610,652,640          7.37%          7.37%         17.89%
Walt Disney Co/The                      41,999,802,630          6.37%          6.37%         24.26%
Home Depot Inc                          39,029,443,160          5.92%          5.92%         30.18%
Time Warner Inc                         36,089,837,540          5.47%          5.47%         35.65%
Lowe's Cos Inc                          31,541,455,120          4.78%          4.78%         40.43%
Target Corp                             25,993,493,400          3.94%          3.94%         44.37%
News Corp                               20,906,365,154          3.17%          3.17%         47.54%
Nike Inc                                20,008,809,600          3.04%          3.04%         50.58%
Amazon.Com Inc                          16,492,878,720          2.50%          2.50%         53.08%

      10 Largest Industries (% Index Weight) (as of 12/31/08):

                                                                                          CUMULATIVE
INDUSTRY                             MARKET CAPITALIZATION  MARKET WEIGHT  INDEX WEIGHT  INDEX WEIGHT
------------------------------       ---------------------  -------------  ------------  ------------
Movies & Entertainment                  110,689,810,884        16.79%         16.79%         16.79%
Restaurants                              94,751,202,870        14.37%         14.37%         31.16%
Home Improvement Retail                  76,438,209,660        11.60%         11.60%         42.76%
Cable & Satellite                        63,104,282,902         9.57%          9.57%         52.33%
General Merchandise Stores               30,825,869,130         4.68%          4.68%         57.01%
Department Stores                        24,044,882,651         3.65%          3.65%         60.66%
Hotels, Resorts & Cruise Lines           20,769,230,108         3.15%          3.15%         63.81%
Footwear                                 20,008,809,600         3.04%          3.04%         66.85%
Apparel Retail                           19,532,149,081         2.96%          2.96%         69.81%
Internet Retail                          18,218,898,254         2.76%          2.76%         72.57%

THE CONSUMER STAPLES SELECT SECTOR INDEX

General Background

The Consumer Staples Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of consumer products. Consumer Staples include cosmetic and personal care, soft drinks, tobacco and food products. As of December 31, 2008, the Consumer Staples Select Sector Index included 41 Component Stocks. A list of the Component Stocks included in the

Fund as of September 30, 2008 is included in the Trust's Annual Report to Shareholders dated September 30, 2008.

Constituent Stocks and Industries/Sectors

Summary:

Aggregate Market Capitalization (12/31/08): $1,001,166,922,838

10  Largest Components by Market Capitalization (as of 12/31/08):

                                                                                          CUMULATIVE
COMPANY NAME                         MARKET CAPITALIZATION  MARKET WEIGHT  INDEX WEIGHT  INDEX WEIGHT
--------------------------------     ---------------------  -------------  ------------  ------------
Procter & Gamble Co                     184,576,283,100        18.44%         18.44%         18.44%
Wal-Mart Stores Inc                     125,342,011,118        12.52%         12.52%         30.96%
Philip Morris International Inc.         88,022,209,340         8.79%          8.79%         39.75%
Coca-Cola Co/The                         52,773,059,397         5.27%          5.27%         45.02%
CVS Caremark Corp                        46,241,187,908         4.62%          4.62%         49.64%
PepsiCo Inc                              42,736,373,212         4.27%          4.27%         53.91%
Kraft Foods Inc                          39,446,086,800         3.94%          3.94%         57.85%
Colgate-Palmolive Co                     37,763,283,869         3.77%          3.77%         61.62%
Altria Group Inc                         31,029,593,880         3.10%          3.10%         64.72%
Walgreen Co                              25,849,522,336         2.58%          2.58%         67.30%

10 Largest Industries (% Index Weight) (as of 12/31/08):

                                                                                          CUMULATIVE
INDUSTRY                             MARKET CAPITALIZATION  MARKET WEIGHT  INDEX WEIGHT  INDEX WEIGHT
-------------------------------      ---------------------  -------------  ------------  ------------
Household Products                       248,698,045,880       24.60%         24.60%         24.60%
Soft Drinks                              186,115,938,501       18.41%         18.41%         43.01%
Hypermarkets & Super Centers             148,004,948,618       14.64%         14.64%         57.65%
Tobacco                                  145,632,292,639       14.40%         14.40%         72.05%
Packaged Foods & Meats                   123,538,022,709       12.22%         12.22%         84.27%
Drug Retail                               65,697,631,000        6.50%          6.50%         90.77%
Food Retail                               31,838,297,690        3.15%          3.15%         93.92%
Agricultural Products                     18,493,695,420        1.83%          1.83%         95.75%
Personal Products                         13,830,926,411        1.37%          1.37%         97.12%
Food Distributors                         13,744,248,660        1.36%          1.36%         98.48%

THE ENERGY SELECT SECTOR INDEX

General Background

The Energy Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of energy products. Energy companies in the Index develop and produce crude oil and natural gas and provide drilling and other energy related services; as well as airlines, marine, road and rail and transportation infrastructure companies. As of December 31, 2008, the Energy Select Sector Index included 40 Component Stocks. A list of the Component Stocks included in the Fund as of September 30, 2008 is included in the Trust's Annual Report to Shareholders dated September 30, 2008.

Constituent Stocks and Industries/Sectors

Summary:

Aggregate Market Capitalization (12/31/08): $1,053,826,635,300

10  Largest Components by Market Capitalization (as of 12/31/08):

                                                                                          CUMULATIVE
COMPANY NAME                         MARKET CAPITALIZATION  MARKET WEIGHT  INDEX WEIGHT  INDEX WEIGHT
----------------------------         ---------------------  -------------  ------------  ------------
Exxon Mobil Corp                        240,022,255,109        22.78%         22.78%         22.78%
Chevron Corp                            154,592,925,266        14.67%         14.67%         37.45%
ConocoPhillips                           81,623,072,637         7.75%          7.75%         45.20%
Occidental Petroleum Corp                49,937,600,119         4.74%          4.74%         49.94%
Schlumberger Ltd                         48,544,134,883         4.61%          4.61%         54.55%
Devon Energy Corp                        33,461,630,383         3.18%          3.18%         57.73%
Apache Corp                              29,456,382,863         2.80%          2.80%         60.53%
XTO Energy Inc                           24,798,770,856         2.35%          2.35%         62.88%
Marathon Oil Corp                        23,970,278,300         2.27%          2.27%         65.15%
Anadarko Petroleum Corp                  22,193,251,422         2.11%          2.11%         67.26%

7 Largest Industries (% Index Weight) (as of 12/31/08):

                                                                                          CUMULATIVE
INDUSTRY                             MARKET CAPITALIZATION  MARKET WEIGHT  INDEX WEIGHT  INDEX WEIGHT
----------------------------------   ---------------------  -------------  ------------  ------------
Integrated Oil & Gas                    725,136,782,822        69.25%          69.25%        69.25%
Oil & Gas Exploration & Production      145,758,812,173        13.91%          13.91%        83.16%
Oil & Gas Equipment & Services          107,230,224,180        10.24%          10.24%        93.40%
Oil & Gas Storage & Transportation       23,487,522,440         2.24%           2.24%        95.64%
Oil & Gas Refining & Marketing           18,068,887,450         1.73%           1.73%        97.37%
Oil & Gas Drilling                       15,059,809,290         1.44%           1.44%        98.81%
Coal & Consumable Fuels                  12,418,436,920         1.19%           1.19%       100.00%

THE FINANCIAL SELECT SECTOR INDEX

General Background

The Financial Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of financial products. Companies in the Index include a wide array of diversified financial services firms whose business lines range from investment management to commercial and business banking. As of December 31, 2008, the Financial Services Sector Index included 81 Component Stocks. A list of the Component Stocks included in the Fund as of September 30, 2008 is included in the Trust's Annual Report to Shareholders dated September 30, 2008.

Constituent Stocks and Industries/Sectors

Summary:

Aggregate Market Capitalization (12/31/08): $1,045,420,281,504

10  Largest Components by Market Capitalization (as of 12/31/08):

                                                                                          CUMULATIVE
COMPANY NAME                         MARKET CAPITALIZATION  MARKET WEIGHT  INDEX WEIGHT  INDEX WEIGHT
----------------------------------   ---------------------  -------------  ------------  ------------
Wells Fargo & Co                        124,405,098,840        11.90%         11.90%         11.90%
JPMorgan Chase & Co                     117,681,247,740        11.26%         11.26%         23.16%
Bank of America Corp                     90,024,464,640         8.61%          8.61%         31.77%
US Bancorp                               43,881,995,780         4.20%          4.20%         35.97%
Goldman Sachs Group Inc/The              37,316,582,880         3.57%          3.57%         39.54%
Citigroup Inc                            36,566,413,400         3.50%          3.50%         43.04%
Bank of New York Mellon Corp/The         32,510,573,110         3.11%          3.11%         46.15%
MetLife Inc                              27,664,582,260         2.65%          2.65%         48.80%
Travelers Cos Inc                        26,420,439,600         2.53%          2.53%         51.33%
American Express Co                      21,515,996,600         2.06%          2.06%         53.39%

10 Largest Industries (% Index Weight) (as of 12/31/08):

                                                                                               CUMULATIVE
INDUSTRY                               MARKET CAPITALIZATION   MARKET WEIGHT   INDEX WEIGHT   INDEX WEIGHT
------------------------------------   ---------------------   -------------   ------------   ------------
Other Diversified Financial Services      224,895,173,460          21.55%         21.55%         21.55%
Diversified Banks                         170,562,248,300          16.34%         16.34%         37.89%
Asset Management & Custody Banks           97,101,055,647           9.30%          9.30%         47.19%
Investment Banking & Brokerage             88,766,011,260           8.50%          8.50%         55.69%
Life & Health Insurance                    82,495,772,320           7.90%          7.90%         63.59%
Property & Casualty Insurance              78,836,587,405           7.55%          7.55%         71.14%
Regional Banks                             76,654,936,432           7.34%          7.34%         78.48%
Consumer Finance                           42,738,397,300           4.09%          4.09%         82.57%
Specialized Finance                        36,054,494,232           3.45%          3.45%         86.02%
Specialized REITs                          26,731,932,250           2.56%          2.56%         88.58%

THE HEALTH CARE SELECT SECTOR INDEX

General Background

The Health Care Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are health care related firms. The Health Care Select Sector Index will only include companies involved in the health care industry, such as health care equipment and supplies, health care providers and services, biotechnology and pharmaceuticals. As of December 31, 2008, the Health Care Select Sector Index included 54 Component Stocks. A list of the Component Stocks included in the Fund as of September 30, 2008 is included in the Trust's Annual Report to Shareholders dated September 30, 2008.

Constituent Stocks and Industries/Sectors

Summary:

Aggregate Market Capitalization (12/31/08): $1,158,132,008,977

10 Largest Components by Market Capitalization (as of 12/31/08):

                                                                                               CUMULATIVE
COMPANY NAME                           MARKET CAPITALIZATION   MARKET WEIGHT   INDEX WEIGHT   INDEX WEIGHT
------------------------------------   ---------------------   -------------   ------------   ------------
Johnson & Johnson                         166,002,403,440          14.33%         14.33%          14.33%
Pfizer Inc                                119,417,378,850          10.31%         10.31%          24.64%
Abbott Laboratories                        70,192,142,984           6.06%          6.06%          30.70%
Merck & Co Inc                             64,271,254,400           5.55%          5.55%          36.25%
Amgen Inc                                  61,187,337,750           5.28%          5.28%          41.53%
Wyeth                                      50,187,804,484           4.33%          4.33%          45.86%
Gilead Sciences Inc                        47,044,453,100           4.06%          4.06%          49.92%
Bristol-Myers Squibb Co                    46,260,251,231           3.99%          3.99%          53.91%
Eli Lilly & Co                             40,290,885,633           3.48%          3.48%          57.39%
Medtronic Inc                              35,299,059,566           3.05%          3.05%          60.44%

9 Largest Industries (% Index Weight) (as of 12/31/08):

                                                                                               CUMULATIVE
INDUSTRY                               MARKET CAPITALIZATION   MARKET WEIGHT   INDEX WEIGHT   INDEX WEIGHT
------------------------------------   ---------------------   -------------   ------------   ------------
Pharmaceuticals                           624,929,266,183          53.80%         53.80%          53.80%
Biotechnology                             170,684,111,120          14.70%        14.70.%          68.50%
Health Care Equipment                     166,929,301,290          14.37%         14.37%          82.87%
Managed Health Care                        79,852,600,610           6.88%          6.88%          89.75%
Health Care Services                       54,803,751,067           4.72%          4.72%          94.47%
Health Care Distributors                   30,362,248,523           2.61%          2.61%          97.08%
Life Sciences Tools & Services             26,430,897,760           2.28%          2.28%          99.36%
Health Care Supplies                        4,206,404,480           0.36%          0.36%          99.72%
Health Care Technology                      2,757,194,680           0.24%          0.24%          99.96%
Health Care Facilities                        477,409,586           0.04%          0.04%         100.00%

THE INDUSTRIAL SELECT SECTOR INDEX

General Background

The Industrial Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are industrials. Industrials include electrical equipment, construction equipment and building products, waste management services, aerospace and defense, and industrial machinery products. As of December 31, 2008, the Industrial Select Sector Index included 59 Component Stocks. A list of the Component Stocks included in the Fund as of September 30, 2008 is included in the Trust's Annual Report to Shareholders dated September 30, 2008.

Constituent Stocks and Industries/Sectors

Summary:

Aggregate Market Capitalization (12/31/08): $903,466,906,306

10  Largest Components by Market Capitalization (as of 12/31/08):

                                                                                               CUMULATIVE
COMPANY NAME                           MARKET CAPITALIZATION   MARKET WEIGHT   INDEX WEIGHT   INDEX WEIGHT
------------------------------------   ---------------------   -------------   ------------   ------------
General Electric Co                       125,989,901,539          13.95%         13.95%          13.95%
United Parcel Service Inc                  55,892,384,859           6.19%          6.19%          20.14%
United Technologies Corp                   52,937,128,103           5.86%          5.86%          26.00%
3M Co                                      40,887,787,860           4.53%          4.53%          30.53%
Boeing Co                                  32,660,604,872           3.62%          3.62%          34.15%
Emerson Electric Co                        29,736,497,431           3.29%          3.29%          37.44%
Lockheed Martin Corp                       29,656,029,921           3.28%          3.28%          40.72%
Caterpillar Inc                            28,738,672,004           3.18%          3.18%          43.90%
Union Pacific Corp                         26,348,304,432           2.92%          2.92%          46.82%
Honeywell International Inc                25,157,091,409           2.78%          2.78%          49.60%

10  Largest Industries (% Index Weight) (as of 12/31/08):

                                                                                               CUMULATIVE
INDUSTRY                               MARKET CAPITALIZATION   MARKET WEIGHT   INDEX WEIGHT   INDEX WEIGHT
------------------------------------   ---------------------   -------------   ------------   ------------
Industrial Conglomerates                  223,585,129,490          25.70%         25.70%          25.70%
Aerospace & Defense                       220,218,515,334          25.32%         25.32%          51.02%
Air Freight & Logistics                    91,226,845,060          10.49%         10.49%          61.51%
Railroads                                  75,689,788,377           8.70%          8.70%          70.21%
Industrial Machinery                       69,595,633,118           8.00%          8.00%          78.21%
Construction & Farm Machinery              60,193,493,920           6.92%          6.92%          85.13%
Electrical Components & Equipment          37,710,104,650           4.34%          4.34%          89.47%
Environmental & Facilities Services        28,672,640,939           3.30%          3.30%          92.77%
Construction & Engineering                 14,054,028,820           1.62%          1.62%          94.39%
Trading Companies & Distributors            9,601,006,607           1.10%          1.10%          95.49%

THE MATERIALS SELECT SECTOR INDEX

General Background

The Materials Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are in basic industries. Basic industries include integrated steel products, construction materials, fibers, paper and gold. As of December 31, 2008, the Materials Select Sector Index included 29 Component Stocks. A list of the Component Stocks included in the Fund as of September 30, 2008 is included in the

Trust's Annual Report to Shareholders dated September 30, 2008.

Constituent Stocks and Industries/Sectors

Summary:

Aggregate Market Capitalization (12/31/08): $234,941,620,210

10  Largest Components by Market Capitalization (as of 12/31/08):

                                                                                               CUMULATIVE
COMPANY NAME                           MARKET CAPITALIZATION   MARKET WEIGHT   INDEX WEIGHT   INDEX WEIGHT
-----------------------------------    ---------------------   -------------   ------------   ------------
Monsanto Co                                38,547,367,950          16.41%         16.41%          16.41%
EI Du Pont de Nemours & Co                 22,829,733,300           9.72%          9.72%          26.13%
Newmont Mining                             18,489,725,100           7.87%          7.87%          34.00%
Praxair Inc                                18,306,445,920           7.79%          7.79%          41.79%
Dow Chemical Co/The                        13,939,840,200           5.93%          5.93%          47.72%
Air Products & Chemicals Inc               10,715,923,237           4.56%          4.56%          52.28%
Nucor Corp                                 10,559,703,878           4.49%          4.49%          56.77%
Freeport-McMoRan Copper & Gold Inc          9,412,128,653           4.01%          4.01%          60.78%
Alcoa Inc                                   9,211,265,802           3.92%          3.92%          64.70%
Rohm & Haas Co                              7,919,153,831           3.37%          3.37%          68.07%

10 Largest Industries (% Index Weight) (as of 12/31/08):

                                                                                               CUMULATIVE
INDUSTRY                               MARKET CAPITALIZATION   MARKET WEIGHT   INDEX WEIGHT   INDEX WEIGHT
------------------------------------   ---------------------   -------------   ------------   ------------
Diversified Chemicals                       46,037,416,470         19.99%         19.99%          19.99%
Fertilizers & Agricultural Chemicals        41,342,605,550         17.95%         17.95%          37.94%
Industrial Gases                            28,841,379,010         12.52%         12.52%          50.46%
Steel                                       22,331,599,810          9.70%          9.70%          60.16%
Specialty Chemicals                         21,244,788,371          9.23%          9.23%          69.39%
Gold                                        18,489,725,100          8.03%          8.03%          77.41%
Diversified Metals & Mining                  9,979,546,181          4.33%          4.33%          81.75%
Aluminum                                     9,011,569,420          3.91%          3.91%          85.66%
Construction Materials                       7,663,958,680          3.33%          3.33%          88.99%
Metal & Glass Materials                      7,203,055,940          3.13%          3.13%          92.12%

THE TECHNOLOGY SELECT SECTOR INDEX

General Background

The Technology Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of technology products. Technology products include computers and peripherals, semiconductor equipment and products, telecommunications equipment, microcomputer components, integrated computer circuits and process monitoring systems. As of December 31, 2008, the Technology Select Sector Index included 83 Component Stocks. A list of the Component Stocks included in the Fund as of September 30, 2008 is included in the Trust's Annual Report to Shareholders dated September 30, 2008.

Constituent Stocks and Industries/Sectors

Summary:

Aggregate Market Capitalization (12/31/08): $1,501,063,418,100

10  Largest Components by Market Capitalization (as of 12/31/08):

                                                                                               CUMULATIVE
COMPANY NAME                           MARKET CAPITALIZATION   MARKET WEIGHT   INDEX WEIGHT   INDEX WEIGHT
------------------------------------   ---------------------   -------------   ------------   ------------
AT&T Inc                                  167,950,500,000          11.19%         11.19%          11.19%
Microsoft Corp                            148,719,747,643           9.91%          9.91%          21.10%
International Business Machines Corp      113,065,425,280           7.53%          7.53%          28.63%
Verizon Communications Inc                 96,292,407,600           6.41%          6.41%          35.04%
Cisco Systems Inc                          95,437,918,100           6.36%          6.36%          41.40%
Hewlett-Packard Co                         88,877,984,160           5.92%          5.92%          47.32%
Intel Corp                                 69,465,452,116           4.63%          4.63%          51.95%
Oracle Corp                                69,455,290,658           4.63%          4.63%          56.58%
Google Inc                                 69,257,003,852           4.61%          4.61%          61.19%
Apple Inc                                  65,980,110,507           4.40%          4.40%          65.59%

10  Largest Industries (% Index Weight) (as of 12/31/08):

                                                                                               CUMULATIVE
INDUSTRY                               MARKET CAPITALIZATION   MARKET WEIGHT   INDEX WEIGHT   INDEX WEIGHT
------------------------------------   ---------------------   -------------   ------------   ------------
Computer Hardware                         300,966,261,865          20.06%         20.06%          20.06%
Integrated Telecommunications             284,186,819,101          18.94%         18.94%          39.00%
Systems Software                          248,442,524,685          16.56%         16.56%          55.56%
Communications Equipment                  197,019,177,560          13.13%         13.13%          68.69%
Semiconductors                            144,793,312,680           9.65%          9.65%          78.34%
Internet Software & Services              111,752,328,588           7.45%          7.45%          85.79%
Data Processing & Outsourced Services      71,283,727,283           4.75%          4.75%          90.54%
Application Software                       32,668,751,370           2.18%          2.18%          92.72%
Computer Storage & Peripherals             31,977,362,050           2.13%          2.13%          94.85%
Semiconductor Equipment                    22,395,197,090           1.49%          1.49%          96.34%

THE UTILITIES SELECT SECTOR INDEX

General Background

The Utilities Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are in the utilities industry. Utilities include communication services, electrical power providers and natural gas distributors. As of December 31, 2008, the Utilities Select Sector Index included 33 Component Stocks. A list of the Component Stocks included in the Fund as of September 30, 2008 is included in the Trust's Annual Report to Shareholders dated September 30, 2008.

Constituent Stocks and Industries/Sectors

Summary:

Aggregate Market Capitalization (12/31/08): $328,508,199,122

10  Largest Components by Market Capitalization (as of 12/31/08):

                                                                                               CUMULATIVE
COMPANY NAME                           MARKET CAPITALIZATION   MARKET WEIGHT   INDEX WEIGHT   INDEX WEIGHT
------------------------------------   ---------------------   -------------   ------------   ------------
Exelon Corp                                36,587,042,420          11.14%         11.14%           11.14%
Southern Co                                28,659,460,000           8.72%          8.72%            19.86%
Dominion Resources Inc/VA                  20,835,261,440           6.34%          6.34%            26.20%
FPL Group Inc                              20,571,229,910           6.26%          6.26%            32.46%
Duke Energy Corp                           17,518,589,464           5.33%          5.33%            37.79%
Entergy Corp                               15,739,002,900           4.79%          4.79%            42.58%
FirstEnergy Corp                           14,808,884,300           4.51%          4.51%            47.09%
Public Service Enterprise Group Inc        14,762,791,150           4.49%          4.49%            51.58%
PG&E Corp                                  14,046,912,773           4.28%          4.28%            55.86%
American Electric Power Co Inc             13,491,686,907           4.11%          4.11%            59.97%

4 Largest Industries (% Index Weight) (as of 12/31/08):

                                                                                               CUMULATIVE
INDUSTRY                               MARKET CAPITALIZATION   MARKET WEIGHT   INDEX WEIGHT   INDEX WEIGHT
------------------------------------   ---------------------   -------------   ------------   ------------
Electric Utilities                        194,048,960,320          58.99%         58.99%          58.99%
Multi-Utilities                           112,247,546,760          34.12%         34.12%          93.11%
Gas Utilities                              11,629,710,740           3.54%          3.54%          96.65%
Independent Power Producers & Energy
Traders                                    11,031,388,160           3.35%          3.35%         100.00%

                               INVESTMENT POLICIES

LENDING PORTFOLIO SECURITIES

Each Select Sector SPDR Fund may lend portfolio securities to certain creditworthy borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. A Select Sector SPDR Fund may terminate a loan at any time and obtain the return of the securities loaned. A Select Sector SPDR Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. A Select Sector SPDR Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Select Sector SPDR Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Select Sector SPDR Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

A Select Sector SPDR Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Select Sector SPDR Funds in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from a Select Sector SPDR Fund to borrowers, arranges for the return of loaned securities to the Select Sector SPDR Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program. State Street Bank and Trust Company ("State Street"), an affiliate of the Trust, has been approved by the Board to serve as a securities lending agent for each Select Sector SPDR Fund and the Trust has entered into an agreement with State Street for such services. Among other matters, the Trust has agreed to indemnify State Street for certain liabilities. State Street has received an order of exemption from the Securities and Exchange Commission ("SEC") under Sections 17(a) and 12(d)(1) under the 1940 Act to serve as the lending agent for affiliated investment companies such as the Trust and to invest the cash collateral received from loan transactions to be invested in an affiliated cash collateral fund.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Select Sector SPDR Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Select Sector SPDR Fund's securities as agreed, the Select Sector SPDR Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

REPURCHASE AGREEMENTS

Each Select Sector SPDR Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Select Sector SPDR Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Select Sector SPDR Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Select Sector SPDR Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of each Select Sector SPDR Fund's net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Select Sector SPDR Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Select Sector SPDR Fund not within the control of the Select Sector SPDR Fund and, therefore, the Select Sector SPDR Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

OTHER MONEY MARKET INSTRUMENTS

In addition to repurchase agreements, other money market instruments in which the Select Sector SPDR Funds may invest are certificates of deposit of U.S. domestic banks with assets of $1 billion or more, bankers' acceptances, time deposits, U.S. government and U.S. government agency securities, or commercial paper rated within the two highest grades by S&P or Moody's Investors Service, Inc., or, if not rated, are of comparable quality as determined by the Adviser, and which mature within one year from the date of purchase, and investment companies (including affiliates) which invest exclusively in such money market instruments (subject to applicable limitations under Section 12(d)(1) of the Investment Company Act of 1940, as amended ("1940 Act")).

FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS

Each Select Sector SPDR Fund may utilize exchange-traded futures and options contracts and swap agreements. A Fund will segregate cash and/or appropriate liquid assets if required to do so by SEC or U.S. Commodity Futures Trading Commission ("CFTC") regulation or interpretation.

FUTURES CONTRACTS AND OPTIONS

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

A Select Sector SPDR Fund is required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Select Sector SPDR Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

A Fund may purchase and sell put and call options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation.

A Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate investment in one or more of the securities in its underlying Select Sector SPDR Index. Exchange-traded futures and options contracts are not currently available for the Select Sector Indexes. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the applicable Select Sector Index components or a subset of the components. Options on the Shares have been listed on the Exchange.

The Trust, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 so that each Fund is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

RESTRICTIONS ON THE USE OF FUTURES AND OPTIONS

In connection with its management of the Select Sector SPDR Funds, the Adviser has claimed an exclusion from registration as a commodity trading advisor under the Commodity Exchange Act ("CEA") and, therefore, is not subject to the registration and regulatory requirements of the CEA. Each Select Sector SPDR Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by the CFTC regulations in effect from time to time and in accordance with each Select Sector SPDR Fund's policies. Each Select Sector SPDR Fund would take steps to prevent its futures positions from "leveraging" its securities holdings. When it has a long futures position, it will maintain with its custodian bank, cash or equivalents. When it has a short futures position, it will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and equivalents (or a combination of the foregoing) having a value equal to the net obligation of the Select Sector SPDR Fund under the contract (less the value of any margin deposits in connection with the position).

SWAP AGREEMENTS

Each Select Sector SPDR Fund may enter into swap agreements, including interest rate, index and total return swap agreements. Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained in an account by the Fund.

                        SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in each Select Sector SPDR Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

GENERAL. Investment in a Select Sector SPDR Fund should be made with an understanding that the value of a Select Sector SPDR Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in a Select Sector SPDR Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

While S&P often chooses a replacement company for the S&P 500 with some characteristics in common with a company or companies removed from the index, it is not uncommon for a replacement company to have little in common with the company it replaces. Consequently, the removal of one company and its replacement by another may affect two Select Sector Indexes and two Select Sector SPDR Funds, one of which included a company now removed from the S&P 500 and another which may have a company added to it.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Although most of the securities in the Select Sector Indexes are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Select Sector SPDR Fund's Shares will be adversely affected if trading markets for a Select Sector SPDR Fund's portfolio securities are limited or absent or if bid/ask spreads are wide.

FUTURES AND OPTIONS TRANSACTIONS. Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefore. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Select Sector SPDR Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Select Sector SPDR Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the applicable Select Sector SPDR Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

Each Select Sector SPDR Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Select Sector SPDR Funds do not plan to use futures and options contracts in this manner. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. The Select Sector SPDR Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to that which is comparable to what they would have incurred through direct investment in securities.

Utilization of futures transactions by a Select Sector SPDR Fund involves the risk of imperfect or even negative correlation to the benchmark Select Sector Index if the index underlying the futures contracts differs from the benchmark Select Sector Index. There is also the risk of loss by a Select Sector SPDR Fund of margin deposits in the event of bankruptcy of a broker with whom a Select Sector SPDR Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF SWAP AGREEMENTS. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Select Sector SPDR Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor. A Select Sector SPDR Fund may also be exposed to the risk of loss upon the early termination of a swap agreement.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

                             INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to each Select Sector SPDR Fund. These restrictions cannot be changed with respect to a Select Sector SPDR Fund without the approval of the holders of a majority of such Select Sector SPDR Fund's outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Select Sector SPDR Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Select Sector SPDR Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Select Sector SPDR Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Select Sector SPDR Fund. Except with the approval of a majority of the outstanding voting securities, a Select Sector SPDR Fund may not:

1. Change its investment objective;

2. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that a Select Sector SPDR Fund may lend its portfolio securities in an amount not to exceed 33% of the value of its total assets;

3. Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 10% of the value of the Select Sector SPDR Fund's total assets (including the amount borrowed), valued at market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Select Sector SPDR Fund will not purchase securities while borrowings in excess of 5% of the Select Sector SPDR Fund's total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings (this limitation on purchases does not apply to acceptance by the Select Sector SPDR Fund of a deposit principally of securities included in the relevant Select Sector Index for creation of Creation Units);

4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for futures contracts or options contracts will not be deemed to be pledges of the Select Sector SPDR Fund's assets);

5. Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but a Select Sector SPDR Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;

6. Act as an underwriter of securities of other issuers, except to the extent the Select Sector SPDR Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;

7. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a Select Sector SPDR Fund may make margin deposits in connection with transactions in options, futures and options on futures;

8. Sell securities short; or

9. Invest in commodities or commodity contracts, except that a Select Sector SPDR Fund may transact in exchange traded futures contracts on securities, stock indexes and options on such futures contracts and make margin deposits in connection with such contracts.

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Select Sector SPDR Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. A Select Sector SPDR Fund will not:

1. Invest in the securities of a company for the purpose of exercising management or control, provided that the Trust may vote the investment securities owned by each Select Sector SPDR Fund in accordance with its views.

2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Select Sector SPDR Fund has valued the investment.

3. Under normal circumstances the Funds will invest at least 95% of their total assets in common stocks that comprise their relevant Select Sector Index. Prior to any change in a Fund's 95% investment policy, a Fund will provide shareholders with 60 days written notice.

4. Invest in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

                          EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Select Sector SPDR Funds is contained in the Prospectus under the "DETERMINATION OF NET ASSET VALUE" and "BUYING AND SELLING SELECT SECTOR SPDR FUNDS." The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of each Fund are approved for listing and traded on the Exchange. The Shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of any Select Sector SPDR Fund will continue to be met.

The Exchange may but is not required to remove the Shares of a Select Sector SPDR Fund from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of a Select Sector SPDR Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days; (2) the value of the underlying Select Sector Index or the portfolio securities on which such Select Sector SPDR Fund is based is no longer calculated or available; (3) the "indicative optimized portfolio value" ("IOPV") of a Fund is no longer calculated or available; or (4) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust or a Fund.

The Trust reserves the right to adjust the Share price of a Select Sector SPDR Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Select Sector SPDR Fund.

As in the case of other publicly traded securities, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

                             MANAGEMENT OF THE TRUST

The Board has responsibility for the overall management and operations of the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Select Sector SPDR Funds.

The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with the Adviser, are listed below:

TRUSTEES AND OFFICERS OF THE TRUST

                                                                                                NUMBER OF
                                                                                               PORTFOLIOS
                                                                                                 IN FUND
                                              TERM OF OFFICE                                     COMPLEX            OTHER
        NAME, ADDRESS         POSITION(S)      AND LENGTH         PRINCIPAL OCCUPATION(S)      OVERSEEN BY      DIRECTORSHIPS
      AND YEAR OF BIRTH       WITH FUNDS     OF TIME SERVED         DURING PAST 5 YEARS          TRUSTEE       HELD BY TRUSTEE
---------------------------  -------------  ----------------   -----------------------------  -------------  ---------------------
INDEPENDENT TRUSTEES

GEORGE R. GASPARI            Trustee,       Unlimited          Financial Services              9             Director and Member
P.O. Box 844                 Chairman,      Elected: October   Consultant (1996 to present).                 of the Audit
124 Island Drive             Member of      1998                                                             Committee of
Highland Lakes, NJ 07422     the Audit                                                                       Liberty All Star
1940                         Committee                                                                       Funds

CHERYL BURGERMEISTER         Trustee;       Unlimited          Retired; Trustee and            9             Trustee and
One Lincoln Street           Chairman of    Elected: October   Treasurer of Portland                         Treasurer of
Boston, MA 02111             the            1998               Community College Foundation                  Portland Community
1951                         Audit                             (2001 to present); Finance                    College Foundation;
                             Committee                         Committee Member/                             Trustee and Audit
                                                               Chairman Portland Community                   Committee Chairman
                                                               College Foundation (January                   of E*Trade Funds
                                                               2001 to present); Active CPA                  (February 2004 to
                                                               in Oregon.                                    present).

ERNEST J. SCALBERG           Trustee,       Unlimited          Associate Vice President for    9             Director and Member
Monterey Institute of        Member of the  Elected: October   External Programs and Dean                    of the Audit and
International Studies        Audit          1998               of Fisher Graduate School of                  Nominating
460 Pierce St.               Committee                         International Business (2001                  Committees, TDX
Monterey, CA 93940                                             to present); Dean of the                      Independence Funds,
1945                                                           Graduate School of Business                   Inc.
                                                               Administration
                                                               and Dean of Faculty of the
                                                               School of Business at
                                                               Fordham University (April
                                                               1994 to 2001); Director,
                                                               Adviser or Trustee to
                                                               numerous non-profit
                                                               organizations (1974
                                                               to present).

R. CHARLES TSCHAMPION        Trustee;       Unlimited          Director, Industry              9             Trustee of Lehigh
CFA Institute                Member of the  Elected: October   Relations, CFA Institute                      University;
477 Madison Ave.             Audit          1998               (2005 to present) Managing                    Director, Chairman
New York, NY  10022          Committee                         Director of Investment                        of the Audit
1946                                                           Research and Managing                         Committee and
                                                               Director of Defined                           Member of the
                                                               Contribution Plans, General                   Nominating
                                                               Motors Asset Management                       Committee, TDX
                                                               Corporation (1994 to 2005);                   Independence Funds,
                                                               Director, India Magnum Fund                   Inc.; Director,
                                                               (1994 to 2005);  Trustee of                   Select Hedged
                                                               Lehigh University (October                    High-Yield Overseas
                                                               1998 to present) and Chair                    Fund; Director,
                                                               of the Investment                             Real Estate
                                                               Sub-Committee for the Lehigh                  Information
                                                               University Endowment Fund                     Standards Board.
                                                               (October1998 to December
                                                               2008).

INTERESTED TRUSTEE

JAMES E. ROSS*               Interested     Unlimited          President, SSgA Funds           121           SPDR Series Trust
SSgA Funds Management, Inc.  Trustee        Elected:           Management, Inc. (2005 to                     (Trustee); SPDR
State Street Financial                      November 2005      present); Principal, SSgA                     Index Shares Funds
Center                                                         Funds Management, Inc. (2001                  (Trustee); State
One Lincoln Street                                             to present); Senior Managing                  Street Master Funds
Boston, MA 02111                                               Director, State Street                        (Trustee); State
1965                                                           Global Advisors (March 2006                   Street
                                                               to present); Principal,                       Institutional
                                                               State Street Global Advisors                  Investment Trust
                                                               (2000 to 2006).                               (Trustee).


----------
*Mr. Ross is an "interested person" of the Trust, as defined in the 1940 Act, because of his employment with the Adviser and ownership interest in an affiliate of the Adviser.

                                                                                                NUMBER OF
                                                                                               PORTFOLIOS
                                                                                                 IN FUND
                                              TERM OF OFFICE                                     COMPLEX            OTHER
        NAME, ADDRESS         POSITION(S)      AND LENGTH         PRINCIPAL OCCUPATION(S)      OVERSEEN BY      DIRECTORSHIPS
      AND YEAR OF BIRTH       WITH FUNDS     OF TIME SERVED         DURING PAST 5 YEARS          TRUSTEE       HELD BY TRUSTEE
---------------------------  -------------  -----------------  -----------------------------  -------------  ---------------------
OFFICERS

GARY L. FRENCH               President      Unlimited          Senior Vice President, State    N/A             N/A
State Street Bank and                       Elected:           Street Bank and Trust
Trust Company                               May  2005          Company (2002 to present).
Two Avenue de Lafayette
Boston, MA 02111
1951

MICHAEL P. RILEY             Vice           Unlimited          Principal, State Street         N/A             N/A
SSgA Funds Management, Inc.  President      Elected:           Global Advisors (2005 to
State Street Financial                      February 2005      present); Assistant Vice
Center                                                         President, State Street Bank
One Lincoln Street                                             and Trust Company
Boston, MA 02111                                               (2000 to 2004).
1969

CHAD C. HALLETT              Treasurer and  Unlimited          Vice President, State Street    N/A             N/A
State Street Bank and        Principal      Elected:           Bank and Trust Company (2001
Trust Company                Financial      November 2007      to Present).*
Two Avenue de Lafayette      Officer
Boston, MA  02111
1969

MATTHEW FLAHERTY             Assistant      Unlimited          Assistant Vice President,       N/A             N/A
State Street Bank and Trust  Treasurer      Elected:           State Street Bank and Trust
Company                                     May 2005           Company (1994 to present).*
Two Avenue de Lafayette
Boston, MA 02111
1971

RYAN M. LOUVAR               Secretary      Unlimited          Vice President and Senior       N/A             N/A
State Street Bank and                       Elected:           Counsel, State Street Bank
Trust Company                               August 2008        and Trust Company (2005 to
4 Copley Place, 5th Floor                                      present); Counsel, BISYS,
Boston, MA 02116                                               Inc. (2000 to 2005) (a
1972                                                           financial services company).

MARK E. TUTTLE               Assistant      Unlimited          Vice President and Counsel,   N/A             N/A
State Street Bank and        Secretary      Elected:           State Street Bank and Trust
Trust Company                               August 2007        Company (2007 to present);
4 Copley Place, 5th Floor                                      Assistant Counsel, BISYS
Boston, MA 02116                                               Group,
1970                                                           Inc. (2006 to 2007) (a
                                                               financial; services
                                                               company); Compliance
                                                               Manager, BISYS Group, Inc.
                                                               (2005 to 2006); Sole
                                                               Practitioner, Mark E. Tuttle
                                                               Attorney at Law (2004 to
                                                               2005).

JULIE B. PIATELLI            Chief          Unlimited          Principal and Senior            N/A             N/A
SSgA Funds                   Compliance     Elected:           Compliance Officer, SSgA
Management, Inc.             Officer        August 2007        Funds Management, Inc. (2004
State Street Financial                                         to present); Vice President,
Center                                                         State Street Global Advisors
One Lincoln Street                                             (2004 to present); Senior
Boston, MA 02111                                               Manager,
1967                                                           PricewaterhouseCoopers, LLP
                                                               (1999 to 2004)


----------
* Served in various capacities during the noted time period.

REMUNERATION OF TRUSTEES AND OFFICERS

No officer, director or employee of the Adviser, its parent or subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust, other than the Trust's Chief Compliance Officer, who serves at the pleasure of the Independent Trustees. The Trust pays each

Trustee, who is not an "interested person" (as defined in the 1940 Act), an annual fee of $50,000 plus a per meeting fee of $4,000 for scheduled quarterly meetings of the Board attended by the Trustee and $1,000 for each special telephone meeting, if applicable. The Chairman of the Board receives an additional fee of $20,000 per year. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings. Audit Committee Members receive $2,000 per committee meeting attended except for the Chairman of the Audit Committee who receives $4,000 per committee meeting attended. Any interested Trustees receive no compensation for his/her service as Trustee. The Trustee fees and expenses are allocated among the Funds based on net assets. For the fiscal year ended September 30, 2008, the Funds contributed the following amounts:

FUND NAME                                                               AMOUNT
---------------------------------------------------                    -------
The Consumer Discretionary Select Sector SPDR Fund                     $10,883
The Consumer Staples Select Sector SPDR Fund                           $29,757
The Energy Select Sector SPDR Fund                                     $72,963
The Financial Select Sector SPDR Fund                                  $67,761
The Health Care Select Sector SPDR Fund                                $33,393
The Industrial Select Sector SPDR Fund                                 $23,527
The Materials Select Sector SPDR Fund                                  $20,736
The Technology Select Sector SPDR Fund                                 $38,960
The Utilities Select Sector SPDR Fund                                  $34,138

The following table sets forth the total fees accrued with respect to the remuneration of Trustees and officers of the Trust for the fiscal year ended September 30, 2008.

                                AGGREGATE       PENSION OR RETIREMENT   ESTIMATED ANNUAL  TOTAL COMPENSATION
                             COMPENSATION FROM   BENEFITS ACCRUED AS     BENEFITS UPON    FROM TRUST & TRUST
    NAME OF TRUSTEE               TRUST         PART OF TRUST EXPENSES    RETIREMENT            COMPLEX
---------------------        -----------------  ----------------------  ----------------  -------------------
George R. Gaspari                $90,500                 N/A                   N/A              $90,500

Cheryl Burgermeister             $75,500                 N/A                   N/A              $75,500

Ernest J. Scalberg               $72,500                 N/A                   N/A              $72,500

R. Charles Tschampion            $72,500                 N/A                   N/A              $72,500

No Trustee or officer is entitled to any pension or retirement benefits from the Trust.

STANDING COMMITTEES.

Audit Committee. The Board has an Audit Committee consisting of all Trustees who are not "interested persons" (as defined by the 1940 Act) of the Trust. Ms. Burgermeister serves as the Chairperson. The Audit Committee meets with the Trust's independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust's accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust's independent auditors. The Audit Committee met two (2) times during the fiscal year ended September 30, 2008.

Pricing and Investment Committee. The Board also has established a Pricing and Investment Committee that is composed of Officers of the Trust, investment management personnel of the Adviser and senior operations and administrative personnel of State Street. The Pricing and Investment Committee is responsible for the valuation and revaluation of any portfolio investments for which market quotations or prices are not readily available. The Pricing and Investment Committee meets only when necessary. The Board met four (4) times during the fiscal year ended September 30, 2008 to review and ratify any fair value pricing determinations of the Pricing and Investment Committee. Committee members do not receive any compensation from the Trust for their services.

OWNERSHIP OF FUND SHARES

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the Trust as of December 31, 2008.

                                                                    AGGREGATE DOLLAR RANGE OF EQUITY
                                                                SECURITIES IN ALL REGISTERED INVESTMENT
                          DOLLAR RANGE OF EQUITY SECURITIES IN  COMPANIES OVERSEEN BY TRUSTEE IN FAMILY
NAME OF TRUSTEE                        THE TRUST                      OF INVESTMENT COMPANIES
------------------------  ------------------------------------  ---------------------------------------
George Gaspari, Chairman            $10,001 - $50,000                     $10,001 - $50,000
Cheryl Burgermeister                      None                                   None
Ernest Scalberg                     $10,001 - $50,000                     $10,001 - $50,000
R. Charles Tschampion                     None                                   None
James E. Ross*                            None                                   None

----------
* Indicates an Interested Trustee

CODE OF ETHICS. The Trust, the Adviser, and the Distributor each have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the codes of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC's website at http://www.sec.gov.

PROXY VOTING POLICIES. The Board believes that the voting of proxies on securities held by the Funds is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Adviser. The Adviser's proxy voting policy is attached to this Statement of Additional Information as Appendix A. Information regarding how the Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge by calling 1-800-843-2639; (2) on the Fund's website at www.sectorspdrs.com; and (3) the SEC's website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICY. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board must approve all material amendments to this policy. The Funds' portfolio holdings are publicly disseminated each day a Fund is open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (the "NSCC"). The basket represents one Creation Unit of a Fund. The Trust, the Adviser or State Street will not disseminate non-public information concerning the Trust.

THE INVESTMENT ADVISER. SSgA Funds Management Inc. (the "Adviser") acts as investment adviser to the Trust and, subject to the supervision of the Board, is responsible for the investment management of each Select Sector SPDR Fund. The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. The Adviser, a Massachusetts corporation, is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street Global Advisors ("SSgA"), consisting of the Adviser and other advisory affiliates of State Street Corporation, is the investment management arm of State Street Corporation.

The Adviser serves as investment adviser to each Select Sector SPDR Fund pursuant to an investment advisory agreement ("Investment Advisory Agreement") between the Trust and the Adviser. Under the Investment Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Select Sector SPDR Fund, manages the investment of each Select Sector SPDR Fund's assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Select Sector SPDR Fund.

Pursuant to the Investment Advisory Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

The Investment Advisory Agreement with respect to each Select Sector SPDR Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Select Sector SPDR Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement with respect to each Select Sector SPDR Fund is terminable without penalty, on 60 days notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the applicable Select Sector SPDR Fund's outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

A discussion regarding the basis for the Board's continuation of the Investment Advisory Agreement is available in the Trust's Semi-Annual Report to Shareholders dated March 31, 2008 and will be included in the Trust's Semi-Annual Report to Shareholders dated March 31, 2009, when available.

As compensation for its services under the Investment Advisory Agreement, the Adviser is paid a monthly fee based on a percentage of each Select Sector SPDR Fund's average daily net assets at the annual rate of 0.05% for the first $12.5 billion of average daily net assets of the Trust and 0.04% thereafter. From time to time, the Adviser may waive all or a portion of its fee. For the past three fiscal years ended September 30, the Funds paid the following amounts to the
Adviser:

FUND NAME                                                  2008         2007        2006
---------------------------------------------------     -----------  ----------  ----------
The Consumer Discretionary Select Sector SPDR Fund      $   381,195  $  331,204  $  232,526
The Consumer Staples Select Sector SPDR Fund            $ 1,020,987  $  760,614  $  515,835
The Energy Select Sector SPDR Fund                      $ 2,395,992  $2,011,741  $1,891,564
The Financial Select Sector SPDR Fund                   $ 2,816,074  $1,166,861  $  939,505
The Health Care Select Sector SPDR Fund                 $ 1,069,952  $  919,182  $  844,608
The Industrial Select Sector SPDR Fund                  $   728,404  $  602,290  $  472,809
The Materials Select Sector SPDR Fund                   $   631,521  $  533,559  $  422,725
The Technology Select Sector SPDR Fund                  $ 1,285,659  $1,000,908  $  751,039
The Utilities Select Sector SPDR Fund                   $ 1,047,188  $1,451,603  $1,102,254

PORTFOLIO MANAGERS

The Adviser manages the Select Sector SPDR Funds using a team of investment professionals. The following table lists the number and types of other accounts managed by each of the key professionals involved in the day-to-day portfolio management for the Funds and assets under management in those accounts as of September 30, 2008:

                Registered              Other Pooled                                      Total
                Investment    Assets     Investment     Assets     Other      Assets      Assets
Portfolio        Company      Managed      Vehicle     Managed    Accounts   Managed     Managed
Manager          Accounts   (billions)    Accounts    (billions)            (billions)  (billions)
-------------   ----------  ----------  ------------  ----------  --------  ----------  ----------
Lynn Blake          65        $17.42        214        $313.11       225      $192.66    $523.19
John Tucker         65        $17.42        214        $313.11       225      $192.66    $523.19

The portfolio managers listed above do not beneficially own any shares of the Fund or the Portfolio as of September 30, 2008.

A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager's execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities. The Adviser has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation among the portfolio manager's accounts with the same strategy.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

The compensation of the portfolio managers is based on a number of factors. The first factor considered is external market. Through an extensive compensation survey process, the Adviser seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. The Adviser is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA FM. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance of their responsibilities. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

THE ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as Administrator for the Trust pursuant to an Administrative Services Agreement. Under the Administrative Services Agreement, State Street is responsible for certain administrative services associated with day-to-day operations of the Funds.

Pursuant to the Administrative Services Agreement, the Trust has agreed to a limitation on damages and to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from gross negligence or willful misconduct in the performance of its duties. Under the Custodian Agreement and Transfer Agency Agreement, as described below, the Trust has also provided indemnities to State Street for certain liabilities.

State Street also serves as Custodian for the Select Sector SPDR Funds pursuant to a custodian agreement ("Custodian Agreement"). As Custodian, State Street holds the Select Sector SPDR Funds' assets, calculates the net asset value of Shares and calculates net income and realized capital gains or losses. State Street and the Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act. State Street also serves as Transfer Agent of the Select Sector SPDR Funds pursuant to a Transfer Agency Agreement.

COMPENSATION. As compensation for its services under the Administrative Services Agreement, the Custodian Agreement and the Transfer Agency Agreement, State Street is paid a "unitary fee," calculated based on the average aggregate net assets for the Trust, as follows: 0.07% for first $4.5 billion of net assets of the Trust, 0.05% for the next $4.5 billion of net assets of the Trust, 0.03% for the next $3.5 billion of net assets of the Trust, and .015% thereafter. In addition, State Street receives in-kind creation (purchase) and redemption transaction fees (as described below). State Street has voluntarily agreed to waive 0.005% of the unitary fee on net assets of the Trust over $22.5 billion through January 31, 2011. Each Select Sector SPDR Fund will also bear all other expenses of its operation. State Street may be reimbursed by the Select Sector SPDR Funds for its out-of-pocket expenses.

THE DISTRIBUTOR. ALPS Distributors, Inc. is the principal underwriter and Distributor of Shares. Its principal address is 1290 Broadway, Suite 1100, Denver, CO 80203. Investor information can be obtained by calling 1-800-843-2639. The Distributor has entered into a distribution agreement ("Distribution Agreement") with the Trust pursuant to which it distributes Shares of each Select Sector SPDR Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under "PURCHASE AND REDEMPTION OF CREATION UNITS." Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and is a member of the Financial Industry Regulatory Authority ("FINRA"). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

The Board has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan") for each Select Sector SPDR Fund. The terms of each Plan are described in the Prospectus.

Under its terms, each Select Sector SPDR Fund's Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the "Independent Trustees" (Trustees who are not interested persons of the Fund (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan). The Plan may not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the Select Sector SPDR Fund to which the Plan applies, and all material amendments of the Plan also require Board approval (as described above). Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or, by a vote of a majority of the outstanding voting securities of such Select Sector SPDR Fund (as such vote is defined in the 1940 Act). Pursuant to the Distribution Agreement, the Distributor will provide the Board with periodic reports of any amounts expended under the Plan and the purpose for which such expenditures were made.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, as to each Select Sector SPDR Fund: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Select Sector SPDR Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Pursuant to agreements entered into with such persons, the Distributor will make payments under each Select Sector SPDR Fund's Plan to certain broker-dealers or other persons ("Investor Services Organizations") that enter into agreements with the Distributor in the form approved by the Board to provide distribution assistance and shareholder support, account maintenance and educational and promotional services (which may include compensation and sales incentives to the registered brokers or other sales personnel of the broker-dealer or other financial entity that is a party to an investor services agreement) ("Investor Services Agreements"). Each Investor Services Agreement will be a "related agreement" under the Plan of the relevant Select Sector SPDR Fund. No Investor Services Agreement will provide for annual fees of more than 0.10% of a Select Sector SPDR Fund's average daily net assets per annum attributable to Shares subject to such agreement.

Subject to an aggregate limitation of 0.25% of a Select Sector SPDR Fund's average net assets per annum, the fees paid by a Select Sector SPDR Fund under its Plan will be compensation for distribution, investor services or marketing services for that Fund. To the extent the Plan fees aggregate less than 0.25% per annum of the average daily net assets of a Select Sector SPDR Fund, each Fund may also reimburse the Distributor and other persons for their respective costs incurred in printing prospectuses and producing advertising or marketing material prepared at the request of the Fund. The aggregate payments under each Plan will not exceed, on an annualized basis, 0.25% of average daily net assets of any Select Sector SPDR Fund. Notwithstanding the foregoing, the Board has voted to limit payments under each Plan to 0.06% of a Fund's average daily net assets at least through January 31, 2010.

The continuation of the Distribution Agreement, any Investor Services Agreements and any other related agreements is subject to annual approval of the Board, including by a majority of the Independent Trustees, as described above.

Each of the Investor Services Agreements will provide that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Select Sector SPDR Fund, on at least 60 days' written notice to the other party. Each of the Distribution Agreement and the Investor Services Agreements is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940
Act). Each Investor Services Agreement is also terminable by the applicable Investor Service Organization upon 60 days' notice to the other party thereto.

The allocation among the Select Sector SPDR Funds of fees and expenses payable under the Distribution Agreement and the Investor Services Agreements will be made pro rata in accordance with the daily net assets of the respective Funds.

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit aggregations of Select Sector SPDR Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in the "Book Entry Only System" section below), DTC Participants (as defined below) and/or Investor Services Organizations.

Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor, and may indemnify Soliciting Dealers and Authorized Participants (as described below) entering into agreements with the Distributor, for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Distribution Agreement or other agreement, as applicable.

INDEX LICENSE. S&P, the Exchange and Merrill Lynch have entered into a license agreement with respect to each Select Sector SPDR Fund's Select Sector Index. The Trust pays an annual sub-license fee (i) to S&P equal to the greater of 0.03% of the average aggregate daily net assets of the Trust or $450,000 (the "Minimum Annual Fee"), and (ii) to Merrill Lynch equal to 0.03% of the average aggregate daily net assets of the Trust up to $35 billion; 0.02% of the average aggregate daily net assets of the Trust over $35 billion up to and including $50 billion; and 0.01% of the average aggregate daily net assets of the Trust over $50 billion. The fees to S&P and Merrill Lynch are generally paid quarterly. Each Select Sector SPDR Fund will pay its proportionate share of the annual sub-license fees based on the relative net assets of such Fund.

                             BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for each Select Sector SPDR Funds is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude Select Sector SPDR Funds and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund's Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution and does not take the sales of Fund shares into account. Best execution is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use electronic crossing networks ("ECNs") when appropriate.

SSgA FM does not currently use the Funds' assets for, or participate in, third party soft dollar arrangements, although SSgA FM may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker's execution services. SSgA FM does not "pay up" for the value of any such proprietary research. SSgA FM may aggregate trades with SSgA, whose commission dollars may be used to generate soft dollar credits. Although SSgA FM's clients' commissions are not used for third party soft dollars, the clients may benefit from the soft dollar products/services received by SSgA.

The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser or SSgA are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is prompt execution of orders at the most favorable net price.

The Select Sector SPDR Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation.

The table below shows the aggregate dollar amount of brokerage commissions paid by the Funds for the fiscal years ended September 30. None of the brokerage commissions paid were paid to affiliated brokers except as defined by, and in accordance with, the Trust's exemptive relief from Section 12(d) of the 1940 Act, Merrill Lynch & Co. Inc. was paid brokerage commissions. The amounts of the brokerage commissions paid by the Funds in fiscal year 2008 were materially different in most cases to the amounts paid in the prior two fiscal years due to increased market and asset volatility during 2008.

FUND NAME                                             2008      2007     2006
--------------------------------------------------  --------  -------  -------
The Consumer Discretionary Select Sector SPDR Fund  $  5,801  $ 1,889  $ 3,989
The Consumer Staples Select Sector SPDR Fund        $ 14,358  $ 6,767  $ 4,343
The Energy Select Sector SPDR Fund                  $ 19,713  $ 3,878  $71,660
The Financial Select Sector SPDR Fund               $178,027  $17,903  $11,684
The Health Care Select Sector SPDR Fund             $  5,584  $ 8,675  $ 5,747
The Industrial Select Sector SPDR Fund              $  7,529  $ 5,003  $ 2,070
The Materials Select Sector SPDR Fund               $ 53,212  $35,382  $30,668
The Technology Select Sector SPDR Fund              $ 17,888  $10,344  $ 8,436
The Utilities Select Sector SPDR Fund               $ 80,164  $56,374  $ 9,277

Securities of "Regular Broker-Dealer." The Select Sector SPDR Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which they may hold at the close of their most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions;
(ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's Shares.

Holdings in Shares of Regular Broker-Dealers as of September 30, 2008.

Goldman Sachs Group, Inc.                        $409,987,712
Merrill Lynch & Co., Inc.                        $285,655,317
Morgan Stanley                                   $188,050,553
State Street Corporation*                        $181,044,547

----------
* Holdings in the Financial Select Sector SPDR Fund represent a security affiliated with the Adviser and State Street.

The Financial Select Sector SPDR Fund invests in the shares of some of the Funds' regular broker-dealers because those issuers are components in the Financial Select Sector Index.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Select Sector SPDR Fund is expected to be under 50%. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

                             BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "BUYING AND SELLING SELECT SECTOR SPDR
FUNDS."

The Depository Trust Corporation ("DTC") acts as securities depositary for the Shares. Shares of each Select Sector SPDR Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co. and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE") and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust, either directly or through a third party service, shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust, either directly or through a third party service, shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant and/or third party service a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Although the Select Sector SPDR Funds do not have information concerning their beneficial ownership held in the names of DTC Participants, as of January 2, 2009 the names, addresses and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding Shares of a Select Sector SPDR Fund were as follows:

FUND NAME                          COMPANY NAME               % OWNERSHIP                 ADDRESS
-----------------  -----------------------------------------  -----------  --------------------------------
CONSUMER
DISCRETIONARY
SELECT SECTOR
SPDR FUND
                   Wachovia Securities, L.L.C.                   10.97%    One North Jefferson Avenue, St.
                                                                           Louis, MO 63103

                   Merrill, Lynch, Pierce Fenner Smith            9.40%    4 Corporate Place, Corporate
                   Safekeeping                                             Park 287, Piscataway, NJ 08855

                   Charles Schwab & Co., Inc.                     7.98%    101 Montgomery Street, San
                                                                           Francisco, CA 94104

                   Merrill Lynch, Pierce Fenner & Smith Inc.      6.26%    World Financial Center, North
                                                                           Tower, New York, NY 10080

FUND NAME                          COMPANY NAME               % OWNERSHIP                 ADDRESS
-----------------  -----------------------------------------  -----------  --------------------------------
CONSUMER
STAPLES SELECT
SECTOR SPDR
FUND
                   Charles Schwab & Co., Inc.                    14.42%    101 Montgomery Street, San
                                                                           Francisco, CA 94104

                   Merrill, Lynch, Pierce Fenner Smith           13.42%    4 Corporate Place, Corporate
                   Safekeeping                                             Park 287, Piscataway, NJ 08855

                   Brown Brothers Harriman & Co.                  6.55%    63 Wall Street, 8th Floor, New
                                                                           York, NY 10005

                   The Bank of New York Mellon                    5.03%    One Wall Street, 5th Floor, New
                                                                           York, NY 10286

FUND NAME                          COMPANY NAME               % OWNERSHIP                 ADDRESS
-----------------  -----------------------------------------  -----------  --------------------------------
ENERGY SELECT
SECTOR SPDR
FUND
                   Brown Brothers Harriman & Co.                 15.56%    63 Wall Street, 8th Floor, New
                                                                           York, NY 10005

                   Charles Schwab & Co., Inc.                     7.86%    101 Montgomery Street, San
                                                                           Francisco, CA 94104

                   J.P. Morgan Securities, Inc.                   6.01%    150 Broadway, New York, NY 10038

                   National Financial Services Corp.              5.00%    200 Liberty Street, New York, NY
                                                                           10281

FUND NAME                          COMPANY NAME               % OWNERSHIP                 ADDRESS
-----------------  -----------------------------------------  -----------  --------------------------------
FINANCIAL
SELECT SECTOR
SPDR FUND
                   Morgan Stanley & Co. Incorporated             14.58%    1 Pierrepont Plaza, 5th Floor,
                                                                           Brooklyn, NY 11201-2766

                   Brown Brothers Harriman & Co.                  8.62     63 Wall Street, 8th Floor, New
                                                                           York, NY 10005

                   State Street Bank and Trust Company            6.57%    Two Heritage Drive, North Quincy,
                                                                           MA 02171

                   Goldman Sachs & Co.                            5.01%    180 Maiden Lane, New York, NY
                                                                           10038


FUND NAME                          COMPANY NAME               % OWNERSHIP                 ADDRESS
-----------------  -----------------------------------------  -----------  --------------------------------
HEALTH CARE
SELECT SECTOR
SPDR FUND
                   Merrill, Lynch, Pierce Fenner Smith           12.64%    4 Corporate Place, Corporate Park
                   Safekeeping                                             287, Piscataway, NJ 08855

                   Brown Brothers Harriman & Co.                 11.59%    63 Wall Street, 8th Floor, New
                                                                           York, NY 10005

                   Charles Schwab & Co., Inc.                     9.84%    101 Montgomery Street, San
                                                                           Francisco, CA 94104

                   Morgan Stanley & Co. Incorporated/Retail       5.25%    75 Varick Street, New York, NY
                                                                           11201


FUND NAME                          COMPANY NAME               % OWNERSHIP                 ADDRESS
-----------------  -----------------------------------------  -----------  --------------------------------
INDUSTRIAL
SELECT SECTOR
SPDR FUND
                   Merrill, Lynch, Pierce Fenner Smith           11.45%    4 Corporate Place, Corporate
                   Safekeeping                                             Park 287, Piscataway, NJ 08855

                   Wachovia Securities, L.L.C.                   10.12%    One North Jefferson Avenue, St.
                                                                           Louis, MO 63103

                   Brown Brothers Harriman & Co.                  6.17%    63 Wall Street, 8th Floor, New
                                                                           York, NY 10005

                   Charles Schwab & Co., Inc.                     5.49%    101 Montgomery Street, San
                                                                           Francisco, CA 94104

FUND NAME                          COMPANY NAME               % OWNERSHIP                 ADDRESS
-----------------  -----------------------------------------  -----------  --------------------------------
MATERIALS
SELECT SECTOR
SPDR FUND
                   BMO Nesbitt Burns Trading Corp., S.A.         10.69%    3 Times Square, 28th Floor, New
                                                                           York, NY 10036

                   Credit Suisse Securities (USA) L.L.C.          6.84%    One Madison Avenue, 3rd Floor,
                                                                           New York, NY 10010

                   Merrill, Lynch, Pierce Fenner Smith            5.84%    4 Corporate Place, Corporate
                   Safekeeping                                             Park 287, Piscataway, NJ 08855

                   National City Bank                             5.45%    4100 West 150th Street,
                                                                           Cleveland, OH 44135

                   Charles Schwab & Co., Inc.                     5.40%    101 Montgomery Street, San
                                                                           Francisco, CA 94104

FUND NAME                          COMPANY NAME               % OWNERSHIP                 ADDRESS
-----------------  -----------------------------------------  -----------  --------------------------------
TECHNOLOGY
SELECT SECTOR
SPDR FUND
                   Charles Schwab & Co., Inc.                    13.46%    101 Montgomery Street, San
                                                                           Francisco, CA 94104

                   Brown Brothers Harriman & Co.                  6.77%    63 Wall Street, 8th Floor, New
                                                                           York, NY 10005

                   First Clearing L.L.C.                          6.17%    Riverfront Plaza, 901 East Byrd
                                                                           Street, Richmond, VA 23219

                   Wachovia Securities, L.L.C.                    6.01%    One North Jefferson Avenue, St.
                                                                           Louis, MO 63103

                   Merrill, Lynch, Pierce Fenner Smith            5.89%    4 Corporate Place, Corporate
                   Safekeeping                                             Park 287, Piscataway, NJ 08855


FUND NAME                          COMPANY NAME               % OWNERSHIP                 ADDRESS
-----------------  -----------------------------------------  -----------  --------------------------------
UTILITIES SELECT
SECTOR SPDR
FUND
                   Merrill, Lynch, Pierce Fenner Smith            8.54%    4 Corporate Place, Corporate
                   Safekeeping                                             Park 287, Piscataway, NJ 08855

                   Brown Brothers Harriman & Co.                  8.10%    63 Wall Street, 8th Floor, New
                                                                           York, NY 10005

                   Charles Schwab & Co., Inc.                     7.62%    101 Montgomery Street, San
                                                                           Francisco, CA 94104

                   National Financial Services Corp.              5.36%    200 Liberty Street, New York, NY
                                                                           10281

                   Bank of New York/Mellon Trust                  5.16%    Three Mellon Bank Center,
                                                                           Pittsburgh, PA 15259

                   The Bank of New York Mellon                    5.05%    One Wall Street, 5th Floor, New
                                                                           York, NY 10286

An Authorized Participant (as defined below) may hold of record more than 25% of the outstanding Shares of a Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of certain Funds, may be deemed to have control of the applicable Fund and may be able to affect the outcome of matters presented for a vote of the shareholders of such Fund(s). Authorized Participants may execute an irrevocable proxy granting the Distributor, State Street or an affiliate (the "Agent") power to vote or abstain from voting such Authorized Participant's beneficially or legally owned Shares of the applicable Fund. In such cases, the Agent shall mirror vote (or abstain from voting) such Shares in the same proportion as all other beneficial owners of the applicable Fund.

As of January 5, 2009, the Trustees and officers of the Trust, as a group, own less than 1% of each Fund's outstanding Shares.

                    PURCHASE AND REDEMPTION OF CREATION UNITS

PURCHASE (CREATION). The Trust issues and sells Shares of each Select Sector SPDR Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form pursuant to the terms of the Authorized Participant Agreement ("Participant Agreement"); or (ii) pursuant to the Dividend Reinvestment Plan.

A "Business Day" with respect to each Select Sector SPDR Fund is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The consideration for purchase of a Creation Unit of a Select Sector SPDR Fund generally consists of the in-kind deposit of a designated portfolio of equity securities -- the "Deposit Securities" -- per each Creation Unit constituting a substantial replication, or a representation, of the stocks included in the relevant Select Sector SPDR Fund's Select Sector Index and an amount of cash - the "Cash Component" -- computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of any Select Sector SPDR Fund. The Cash Component is an amount equal to the Dividend Equivalent Payment (as defined below), plus or minus, as the case may be, a Balancing Amount (as defined below). The "Dividend Equivalent Payment" enables each Fund to make a complete distribution of dividends on the day preceding the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of the Fund ("Fund Securities") with ex-dividend dates within the accumulation period for such distribution (the "Accumulation Period"), net of expenses and liabilities for such period, as if all of the Fund Securities had been held by the Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the day preceding the next ex-dividend date. The "Balancing Amount" is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the "Deposit Amount" -- an amount equal to the sum of the market value of the Deposit Securities and the Dividend Equivalent Payment. If the Balancing Amount is a positive number (i.e., the net asset value per Creation Unit exceeds the Deposit Amount), the Cash Component shall be increased by such positive amount. If the Balancing Amount is a negative number (i.e., the net asset value per Creation Unit is less than the Deposit Amount), the Cash Component shall be decreased by such negative amount. If the negative number is greater than the Dividend Equivalent Payment, the creator will be entitled to receive cash in an amount equal to the differential. The Balancing Amount serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Amount.

The Custodian, through the NSCC (discussed below), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., New York time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Select Sector SPDR Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a given Select Sector SPDR Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Select Sector SPDR Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the applicable Select Sector SPDR Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the relevant Select Sector Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash -- i.e., a "cash in lieu" amount -- to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting, (a "Custom Order"). Brokerage commissions incurred in connection with acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of the Fund and will affect the value of all Shares; but the Adviser, subject to the approval of the Board, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The Trust also reserves the right to include or remove Deposit Securities from the basket in anticipation of index rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Select Sector Index being tracked by the relevant Select Sector SPDR Fund or resulting from certain corporate actions.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Distributor to purchase a Creation Unit of a Select Sector SPDR Fund, an entity must be (i) a "Participating Party", i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see "BOOK ENTRY ONLY SYSTEM") (a Participating Party and DTC Participant are collectively referred to as an "Authorized Participant"). Each Authorized Participant will agree, pursuant to the terms of a "Participant" Agreement among the Transfer Agent, Distributor and the Authorized Participant, on behalf of itself or any investor on whose behalf it will act, subject to acceptance by the Trust, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with all transaction fees. Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Shares of Select Sector SPDR Funds, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to purchase Shares directly from the Select Sector SPDR Funds must be placed for one or more Creation Unit size aggregations of Shares (50,000 Shares in the case of each Fund) and in the manner set forth in the Participant Agreement and/or applicable order form, which sets for specific procedures associated with purchases through the Clearing Process and outside the Clearing Process. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day.

Investors should be aware that an Authorized Participant may require orders for purchases of Shares placed with it to be in the particular form required by the individual Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should also be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to purchase Creation Units of Select Sector SPDR Funds have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares of a Select Sector SPDR Fund on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"), which shall be maintained in a separate non-interest bearing collateral account, in accordance with the terms of the Participant Agreement. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities, in accordance with the terms of the Participant Agreement. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust, normally by 12:00 p.m., New York time, the following Business Day. In addition, a fee of $2,000 will be charged in all cases. The delivery of Creation Units so purchased will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

ACCEPTANCE FOR ORDERS OF CREATION UNITS. The Trust reserves the absolute right to reject an order for Creation Units transmitted to it by the Distributor in respect of any Select Sector SPDR Fund including if (a) the order is not in proper form or the Deposit Securities delivered do not consist of the securities that the Custodian specified; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of any Select Sector SPDR Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Exchange for that date by the Custodian, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a

Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

CREATION TRANSACTION FEE. Investors will be required to pay a fixed creation transaction fee of $500. An additional charge of up to three (3) times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; (ii) non-standard orders; and (iii) cash creations, for a total charge of up to $2,000. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

REDEMPTION. Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Select Sector SPDR Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to each Select Sector SPDR Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., New York time) on each Business Day, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units.

Unless cash redemptions are available or specified for a Select Sector SPDR Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a fixed redemption transaction fee of $500. In the event that the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

REDEMPTION TRANSACTION FEE A fixed transaction fee of $500 is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional charge of up to three (3) times the fixed transaction fee (for a total charge of up to $2,000) may be charged with respect to (i) transactions effected outside the Clearing Process; (ii) non-standard orders; and (iii) in the limited circumstances specified in which any cash may be used in lieu of securities to redeem Creation Units.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement and/or applicable order form. A redemption request is considered to be in "proper form" if (i) an Authorized Participant has transferred or cause to be transferred to the Trust's Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor's Shares through DTC's facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement and in accordance with the applicable order form. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed a Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust's Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Deliveries of redemption proceeds generally will be made within three business days.

In addition, a Shareholder may request a redemption in cash which the Select Sector SPDR Fund may, in its sole discretion, permit. In either case, the Shareholder will receive a cash payment equal to the net asset value of its Shares based on the net asset value of Shares of the relevant Select Sector SPDR Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). The Select Sector SPDR Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in net asset value.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Select Sector SPDR Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Shareholder to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed with respect to any Select Sector SPDR Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Select Sector SPDR Fund or determination of the net asset value of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

REQUIRED EARLY ACCEPTANCE OF ORDERS. Notwithstanding the foregoing, as described in the Participant Agreement and the applicable order form, Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular business day.

                        DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "DETERMINATION OF NET ASSET VALUE."

Net asset value per Share for each Select Sector SPDR Fund of the Trust is computed by dividing the value of the net assets of such Select Sector SPDR Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Select Sector SPDR is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. New York time) on each day that such exchange is open.

In computing a Select Sector SPDR Fund's net asset value per Share, the Select Sector SPDR Fund's securities holdings, except for those traded on the NASDAQ, are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities traded on the NASDAQ are valued at the NASDAQ official close price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Pricing and Investment Committee in accordance with procedures adopted by the Board. In these cases, a Select Sector SPDR Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Select Sector SPDR Fund's net asset value and the prices used by the Select Sector Index. This may result in a difference between a Fund's performance and the performance of the Select Sector Index.

                           DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "DISTRIBUTIONS."

GENERAL POLICIES. Dividends from net investment income, if any, are declared and paid quarterly for each Select Sector SPDR Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for certain Select Sector SPDR Funds to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust intends to distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of each Fund, net of expenses of such Select Sector SPDR, as if such Select Sector SPDR Fund owned such underlying portfolio securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital for tax purposes for shareholders.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Trust makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Select Sector SPDR Fund as a Regulated Investment Company ("RIC") or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service (the "Service") for use by Beneficial Owners of Select Sector SPDR Funds through DTC Participants for reinvestment of their dividend distributions. If the Service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the same Select Sector SPDR Fund at NAV per share. Shares will be issued at NAV under the Service regardless of whether the Shares are then trading in the secondary market at a premium or discount to net asset value. Broker dealers, at their own discretion, may also offer a dividend reinvestment program under which Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding the Service or other dividend reinvestment programs.

                                      TAXES

The following information also supplements and should be read in conjunction with the section in the Prospectus entitled "TAX MATTERS."

Each Select Sector SPDR Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. As such, each Select Sector SPDR Fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to be taxable as a RIC, a Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities of two or more issuers engaged in the same, similar, or related trades or businesses if the Fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.

Each Select Sector SPDR Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Select Sector SPDR Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If any Select Sector SPDR Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, subject to the dividends-received deduction for corporate shareholders and the lower tax rates applicable to qualified dividend income distributed to individuals. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Although each Select Sector SPDR Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, a Fund will be subject to federal income tax to the extent any such income or gains are not distributed. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

A Select Sector SPDR Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Each Select Sector SPDR Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of each Select Sector SPDR Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a given Select Sector SPDR Fund and if, pursuant to section 351 of the Internal Revenue Code, the respective Select Sector SPDR Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination and/or will require certain representations from the Authorized Participant to verify the foregoing.

Dividends and interest received by a Select Sector SPDR Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

A Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of a Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on a Fund's other investments and shareholders are advised on the nature of the distributions.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. Such Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments, if positive, will generally constitute taxable ordinary income and, if negative, will reduce net tax-exempt income, while the termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain and may affect the amount, timing or character of the income distributed to you by the Fund.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, all of its net tax-exempt income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Select Sector SPDR Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction, if any. A portion of the dividends received from a Fund may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a Fund receives qualified dividend income. Qualified dividend income includes, in general, subject to certain holding period requirements and other requirements, dividend income from certain U.S. and foreign corporations. Eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States and those whose stock is tradable on an established securities market in the United States. A Fund may derive capital gains and losses in connection with the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains will be taxable to shareholders as ordinary income. Distributions from net long-term gains will be taxable to you at long-term capital gains rates, regardless of how long you have held your shares in a Fund. Long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Select Sector SPDR Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future legislation, the maximum tax rate on long-term capital gains would return to 20% in 2011.

Gain or loss on the sale or redemption of Shares in each Select Sector SPDR Fund is measured by the difference between the amount received and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distribution) so they can compute the tax basis of their Shares.

A loss realized on a sale or exchange of Shares of a Select Sector SPDR Fund may be disallowed if a shareholder reinvests in that Select Sector SPDR Fund's Shares or acquires other substantially identical shares (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders on such shares.

Distribution of ordinary income and capital gains may also be subject to foreign state and local taxes depending on a shareholder's circumstances.

Distributions reinvested in additional Shares of a Select Sector SPDR Fund through the means of the service (see "DIVIDEND REINVESTMENT SERVICE") will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.

Dividends to the extent derived from investment income and short-term capital gain (other than "interest related dividends" or "qualified short-term capital gain dividends" described below) paid by a Select Sector SPDR Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law or unless such income is effectively connected with such person's or entity's conduct of a U.S. trade or business. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to a Fund. A non-U.S. shareholder who fails to provide an appropriate IRS Form W-8 may be subject to backup withholding at the appropriate rate.

For distributions with respect to taxable years of regulated investment companies before January 1, 2010, a Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" or as a "qualified short-term capital gain dividend," see "Tax Matters" section in Prospectus. In the case of Shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a RIC if all of the following requirements are met: (i) the RIC is classified as a "qualified investment entity" (a "qualified investment entity" includes a RIC if, in general, more than 50% of the RIC's assets consists of interests in REITs and U.S. real property holding corporations) and (ii) you are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you are treated as gain from the disposition of a U.S. real property interest (USRPI), causing the distribution to be subject to U.S. withholding tax at a rate of 35%, and requiring that you to file a nonresident U.S. income tax return. Such distributions will give rise to an obligation on the part of the foreign shareholder to file a U.S. federal income tax return.

 Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (UBTI). Under current law, a Fund generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund. For example, if (i) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs") or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b), a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund. If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will pay an excise tax equal to 100% of the amount of UBTI. There is no restriction preventing a Fund from holding investments in REITs that hold residual interests in REMICs, and a Fund may do so. The Internal Revenue Service has issued recent guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

A Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided a Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) who has failed to certify to a Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

REPORTABLE TRANSACTIONS

Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Select Sector SPDR Fund's Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

                      CAPITAL STOCK AND SHAREHOLDER REPORTS

Each Select Sector SPDR Fund issues shares of beneficial interest, par value $0.01 per Share. The Board may designate additional Select Sector SPDR Funds.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Select Sector SPDR Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Select Sector SPDR Fund, and in the net distributable assets of such Select Sector SPDR Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Select Sector SPDR Funds vote together as a single class, except that if the matter being voted on affects only a particular Select Sector SPDR Fund, it will be voted on only by that Select Sector SPDR Fund, and if a matter affects a particular Select Sector SPDR Fund differently from other Select Sector SPDR Funds, that Select Sector SPDR Fund will vote separately on such matter. Under Massachusetts law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the Select Sector SPDR Fund) have noncumulative voting rights for the election of Trustees. Under Massachusetts law, Trustees of the Trust may be removed by vote of the shareholders.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of each Fund's assets and operations, the risk to shareholders of personal liability is believed to be remote.

Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, ALPS Distributors, Inc., at 1290 Broadway, Suite 1100, Denver, CO 80203.

              COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10119, serves as counsel to the Trust. PricewaterhouseCoopers LLP serves as the independent registered public accounting firm to the Trust.

                              FINANCIAL STATEMENTS

The Funds' financial statements for the fiscal year ended September 30, 2008 and the independent registered public accounting firm report thereon dated November 24, 2008, which is contained in the Funds' Annual Report, dated September 30, 2008 (as filed with the Securities and Exchange Commission on December 3, 2008 pursuant to Section 30(b) of the Investment Company Act of 1940, as amended and Rule 30b2-1 thereunder are incorporated herein by reference.

Proxy Voting Policy                           [SSGA LOGO]
                                              Funds Management, Inc.
INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies for which it has discretionary authority in the best interests of its clients. This entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the value of our clients' holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors ("SSgA") Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

      1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

      2)    provides the client with this written proxy policy, upon request;

      3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

      4)    matches proxies received with holdings as of record date;

      5) reconciles holdings as of record date and rectifies any discrepancies;

      6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

      7)    documents the reason(s) for voting for all non-routine items; and

      8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The FM Manager of Corporate Governance is responsible for monitoring proxy voting on behalf of our clients and executing the day to day implementation of this Proxy Voting Policy. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains RiskMetrics Group, Inc. ("RMG"), a firm with expertise in the proxy voting and corporate governance fields. RMG assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist RMG in interpreting and applying this Policy, we meet with RMG at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed. This guidance permits RMG to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to RMG, RMG refers the proxy to us for direction on voting. On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with RMG to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM's general positions on similar matters. The Manager of Corporate Governance is responsible, working with RMG, for submitting proxies in a timely manner and in accordance with our policy. The Manager of Corporate Governance works with RMG to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

      (i) proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

      (ii) proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

These proxies are identified through a number of methods, including but not limited to notification from RMG, concerns of clients, review by internal proxy specialists, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to RMG, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio's holdings. With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies. The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to RMG, the FM Manager of Corporate Governance will refer the item to the Chairman of the Investment Committee for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under "Potential Conflicts"). If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision in our clients' best interest. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review

Committee and/or to the entire Investment Committee for a final decision on voting the proxy. The Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers in the context of these guidelines. However, FM also endeavors to show sensitivity to local market practices when voting these proxies, which may lead to different votes. For example, in certain foreign markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice. FM votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I.   Generally, FM votes for the following ballot items:

Board of Directors

      o Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, whether the nominee has attended an appropriate number of scheduled board meetings (as determined by SSgA), or whether the nominee receives non-board related compensation from the issuer

      o Directors' compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

      o Proposals to limit directors' liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

      o Discharge of board members' duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

      o The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues.

      o Mandates requiring a majority of independent directors on the Board of Directors

      o Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

      o Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

      o     Elimination of cumulative voting

      o     Establishment of confidential voting

      o Proposals seeking to establish or decrease an existing required ownership threshold contained within the company by-laws that offer shareholders the right to call special meetings.
Auditors

      o Approval of auditors, unless the fees paid to auditors are excessive; auditors' fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

      o Auditors' compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

      o     Discharge of auditors*

      o Approval of financial statements, auditor reports and allocation of income

      o     Requirements that auditors attend the annual meeting of shareholders

      o Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

      o Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization

      o Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income

----------
* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

      o Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

      o Capitalization changes which eliminate other classes of stock and/or unequal voting rights

      o Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

      o Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific - ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

      o     Elimination of shareholder rights plans ("poison pill")

      o Amendment to a shareholder rights plans ("poison pill") where the terms of the new plans are more favorable to shareholders' ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

      o Adoption or renewal of a non-US issuer's shareholder rights plans ("poison pill") if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

      o Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

      o Mandates requiring shareholder approval of a shareholder rights plans ("poison pill")

      o     Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

      o Stock purchase plans with an exercise price of not less that 85% of fair market value

      o Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

      o Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

      o Expansions to reporting of financial or compensation-related information, within reason

      o Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent -- compensation committee

Routine Business Items

      o General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors' term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

      o     Change in Corporation Name

      o Mandates that amendments to bylaws or charters have shareholder approval

Other

      o     Adoption of anti-"greenmail" provisions, provided that the proposal:
            (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

      o     Repeals or prohibitions of "greenmail" provisions

      o     "Opting-out" of business combination provision

II. Generally, FM votes against the following items:

Board of Directors

      o Establishment of classified boards of directors, unless 80% of the board is independent

      o Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

      o     Limits to tenure of directors

      o Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

      o     Restoration of cumulative voting in the election of directors

      o Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer

      o The elimination of shareholders' right to call special meetings or attempts to raise the ownership threshold beyond reasonable levels (as determined by SSgA).

      o Proposals that relate to the "transaction of other business as properly comes before the meeting", which extend "blank check" powers to those acting as proxy

      o Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

      o Directors at companies where prior non-cash compensation was improperly "backdated" or "springloaded" where one of the following scenarios exists:

            o (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and
                  (iii) the director seeking reelection served on the Compensation Committee at the time; or

            o (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

            o (i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

            o (i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization

      o Capitalization changes that add "blank check" classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

      o Capitalization changes that exceed 100% of the issuer's current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

      o Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

      o     Adjournment of Meeting to Solicit Additional Votes

      o Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

      o Adoption or renewal of a US issuer's shareholder rights plan ("poison pill")

Executive Compensation/Equity Compensation

      o Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

      o     Retirement bonuses for non-executive directors and auditors

      o Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation -- committee

Routine Business Items

      o Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

      o Reincorporation in a location which has more stringent anti-takeover and related provisions

      o Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

Other

      o Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

      o Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

      o Proposals which require inappropriate endorsements or corporate actions

      o Proposals asking companies to adopt full tenure holding periods for their executives

III. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:

      o Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

      o Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

      o Against offers where, at the time of voting, the current market price of the security exceeds the bid price

      o For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

      o     For offers made at a premium where no other higher bidder exists

PROTECTING SHAREHOLDER VALUE

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. However, we use each piece of information we receive - whether from clients, consultants, the media, the issuer, RMG or other sources -- as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the FM Manager of Corporate Governance and the Proxy Review Committee, as necessary.

As an active shareholder, FM's role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process -- especially the proxy voting process -- as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a "Material Relationship").

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to RMG and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to RMG, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Manager of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer's name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

      1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

      2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

      3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

      4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

      5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                     PART C
                                OTHER INFORMATION

ITEM 23. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

(a)(i) Declaration of Trust dated June 9, 1998 and filed on June 26, 1998 and incorporated herein by reference.

(a)(ii) Amendment No.1 to the Declaration of Trust dated October 8, 1998 and filed on October 16, 1998 and incorporated herein by reference.

(a)(iii) Amended and Restated Declaration of Trust dated October 23, 1998 and filed November 17, 1998 and incorporated herein by reference.

(a)(iv) Amendment No. 1 to the Amended and Restated Declaration of Trust dated November 13, 2007 and filed January 25, 2008, is incorporated herein by reference.

(b)(i) By-Laws of the Trust dated June 10, 1998 and filed November 17, 1998 and incorporated herein by reference.

(b)(ii) Amended and Restated By-Laws of the Trust dated November 15, 2004 and filed November 28, 2004 and incorporated herein by reference.

(c)       Not applicable.

(d)(i)    Reserved.

(d)(ii) Investment Advisory Agreement between the Trust and SSgA Funds Management, Inc. filed January 28, 2002 and incorporated herein by reference.

(d)(iii) Amended and Restated Investment Advisory Agreement dated December 1, 2003 filed January 28, 2004 and incorporated herein by reference.

(d)(iv) Amendment to the Amended and Restated Investment Advisory Agreement dated January 27, 2006 and filed January 25, 2008, is incorporated herein by reference.

(e)(i)    Reserved.

(e)(ii)   Reserved.

(e)(iii) Investor Services Agreement filed on November 17, 1998 and incorporated herein by reference.

(e)(iv) Soliciting Dealer Agreement filed on November 17, 1998 and incorporated herein by reference.

(e)(v)    Reserved.

(e)(vi) Distribution Agreement between the Trust and ALPS Distributors, Inc. filed January 27, 2006 and incorporated herein by reference.

(e)(vii) Marketing Agreement between the Trust and ALPS Distributors, Inc. filed January 27, 2006 and incorporated herein by reference.

(e)(viii) Amended and Restated Marketing Agreement between the Trust and ALPS Mutual Funds Services, Inc. filed January 27, 2006 and incorporated herein by reference.

(e)(ix) Amendment to the Amended and Restated Marketing Agreement between the Trust and ALPS Funds Services, Inc., filed January 25, 2008, is incorporated herein by reference.

(e)(x) Form of Amendment to the Amended and Restated Marketing Agreement between the Trust and ALPS Funds Services, Inc., filed herewith.

(e)(xi) Form of Distribution Service Fee Agreement between the Trust and ALPS Distributors, Inc., filed herewith.

(f)       Not applicable

(g)(i) Custodian Agreement between the Trust and State Street Bank and Trust Company filed on November 17, 1998 and incorporated herein by reference.

(g)(ii) Amendment to Custodian Agreement between the Trust and State Street Bank and Trust Company filed on January 27, 2006 and incorporated herein by reference.

(h)(i) Administration Agreement between the Trust and State Street Bank and Trust Company filed on November 17, 1998 and incorporated herein by reference.

(h)(ii) Transfer Agency and Service Agreement between the Trust and State Street Bank and Trust Company filed on November 17, 1998 and incorporated herein by reference.

(h)(iii) Sub-License Agreement between the Trust, Merrill Lynch and Standard & Poor's filed on December 15, 1998 and incorporated herein by reference.

(h)(iv) DTC Letter of Representation filed on November 17, 1998 and incorporated herein by reference.

(h)(v) Securities Lending Agreement, filed January 25, 2008, is incorporated herein by reference.

(h)(vi) Amendment to the Transfer Agency and Service Agreement (AML Amendment) dated October 31, 2006, filed January 25, 2008, is incorporated herein by reference.

(h)(vii) Form of Participant Agreement, filed January 25, 2008, is incorporated herein by reference.

(h)(viii) Amendment to Sub-License Agreement between the Trust, Merrill Lynch and Standard & Poor's, filed herewith.

(i) Opinion of Gordon Altman Butowsky Weitzen Shalov & Wein filed on November 17, 1998 and incorporated herein by reference.

(j)       Consent of PricewaterhouseCoopers LLP, filed herewith.

(k)       Not applicable

(l) Subscription Agreement(s) between the Trust and ALPS Mutual Funds Services, Inc. filed on December 15, 1998 and incorporated herein by reference.

(m) Distribution and Service Plan (12b-1 Plan), filed on November 17, 1998 and incorporated herein by reference.

(n)       Not applicable.

(p)(i) Revised Code of Ethics of the Trust, filed January 25, 2008, is incorporated herein by reference.

(p)(ii) Code of Ethics of the Adviser, filed January 25, 2008, is incorporated herein by reference.

(p)(iii) Code of Ethics of the Distributor, filed January 25, 2008, is incorporated herein by reference.

(q)(i)    Powers of Attorney, filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not applicable.

ITEM 25. INDEMNIFICATION

Pursuant to Section 5.3 of the Registrant's Amended and Restated Declaration of Trust and under Section 4.9 of the Registrant's Amended and Restated By-Laws, the Trust will indemnify any person who is, or has been, a Trustee, officer, employee or agent of the Trust against all expenses reasonably incurred or paid by him/her in connection with any claim, action, suit or proceeding in which he/she becomes involved as a party or otherwise by virtue of his/her being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him/her in the settlement thereof, if he/she acted in good faith and in a manner he/she reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his/her conduct was unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render him/her liable by reason of willful misfeasance, bad faith or gross negligence in the performance of his/her duties or by reason of reckless disregard of his/her obligations and duties to the Registrant. The Registrant may also advance money for litigation expenses provided that Trustees, officers, employees and/or agents give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification. Pursuant to Section 5.2 of the Registrant's Amended and Restated Declaration of Trust, no Trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of willful misfeasance, bad faith or gross negligence or reckless disregard of duties to the Registrant. Pursuant to paragraph 9 of the Registrant's Investment Advisory Agreement, the Adviser shall not be liable for any action or failure to act, except in the case of willful misfeasance, bad faith or gross negligence or reckless disregard of duties to the Registrant. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions of Rule 484 under the Act, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect. The Registrant maintains insurance on behalf of any person who is or was a Trustee, officer, employee or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him/her and incurred by him/her or arising out of his/her position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him/her.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

SSgA Funds Management, Inc. ("SSgA FM"), serves as the investment advisor to the Registrant. SSgA FM is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors ("SSgA"), the investment arm of State Street Corporation.

The business, profession, vocation or employment of a substantial nature which each director or officer of the investment adviser is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee, is as follows:

                              CAPACITY WITH                             BUSINESS NAME AND ADDRESS
NAME                             ADVISOR                                  OTHER POSITIONS
------------               --------------------     -----------------------------------------------------------
Thomas P. Kelly            Treasurer                Managing Director and Comptroller, State Street Global
                                                    Advisors, a division of State Street Bank and Trust
                                                    Company, Boston, MA

Phillip S. Gillespie       Director and Chief       Executive Vice President and General Counsel, State Street
                           Legal Officer            Global Advisors, a division of State Street Bank and Trust
                                                    Company, Boston, MA

Tracy Atkinson             Director and Chief       Executive Vice President and Chief Compliance Officer, State
                           Compliance Officer       Street Global Advisors, a division of State Street  Bank and
                                                    Trust Company, Boston, MA

Shawn Johnson              Director                 Senior Managing Director, State Street Global Advisors, a
                                                    division of State Street Bank and Trust Company, Boston, MA

James E. Ross              President & Director     Senior Managing Director, State Street Global Advisors, a
                                                    division of State Street Bank and Trust Company, Boston, MA

See "Management" in the Prospectus and "Management of the Trust" in the Statement of Additional Information for information regarding the business of the Adviser. For information regarding broker-dealers and investment advisers affiliated with the Adviser, reference is made to the Adviser's Form ADV, as amended, filed with the Securities and Exchange Commission and incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: AARP Funds, ALPS ETF Trust, ALPS Variable Insurance Trust, Ameristock Mutual Fund, Inc., BLDRS Index Fund Trust, Campbell Multi-Strategy Trust, CornerCap Group of Funds, DIAMONDS Trust, Financial Investors Trust, Financial Investors Variable Insurance Trust, Firsthand Funds, Forward Funds, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, Laudus Trust, Milestone Funds, MTB Group of Funds, Pax World Funds, PowerShares QQQ 100 Trust Series 1, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, State Street Institutional Investment Trust, Stonebridge Funds, Inc., Stone Harbor Investment Funds, TDX Independence Funds, Inc., Utopia Funds,
W. P. Stewart Funds, Wasatch Funds, Westcore Trust, Williams Capital Liquid Assets Fund, and WisdomTree Trust.

(b) To the best of Registrant's knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Edmund J. Burke              Director

Jeremy O. May                Director

Spencer Hoffman              Director

Thomas Carter                President, Director

Richard Hetzer               Executive Vice President

John C. Donaldson            Vice President, Chief Financial Officer

Diana M. Adams               Vice President, Controller, Treasurer

Robert J. Szydlowski         Vice President, Chief Technology Officer

Tane Tyler                   Vice President, General Counsel, Secretary

Brad Swenson                 Vice President, Chief Compliance Officer

Kevin J. Ireland             Vice President, Director of Institutional Sales

Mark R. Kiniry               Vice President, National Sales Director-Investments

* The principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

(c) Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORD

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of the Administrator, State Street Bank & Trust Company, Two Avenue de Lafayette, Boston, Massachusetts 02111.

ITEM 29. MANAGEMENT SERVICES

Not applicable.

ITEM 30. UNDERTAKINGS

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post Effective Amendment to the registration statement under Rule 485(b) under the Securities Act and duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and the Commonwealth of Massachusetts, on the 28th day of January 2009.

                                             THE SELECT SECTOR SPDR(R) TRUST

                                             /s/ Gary L. French
                                             --------------------------------
                                             Gary L. French
                                             President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                                            TITLE                            DATE
-----------------------------            --------------------------------       ------------------
/s/ Cheryl Burgermeister*                Trustee                                January 28, 2009
-----------------------------
Cheryl Burgermeister

/s/ Gary L. French                       President                              January 28, 2009
-----------------------------
Gary L. French

/s/ George R. Gaspari*                   Trustee                                January 28, 2009
-----------------------------
George R. Gaspari

/s/ Chad C. Hallett                      Treasurer and Principal Financial      January 28, 2009
-----------------------------            Officer
Chad C. Hallett

/s/ James E. Ross                        Trustee                                January 28, 2009
-----------------------------
James E. Ross

/s/ Ernest J. Scalberg*                  Trustee                                January 28, 2009
-----------------------------
Ernest J. Scalberg

/s/ R. Charles Tschampion*               Trustee                                January 28, 2009
-----------------------------
R. Charles Tschampion

*By: /s/ Ryan M. Louvar
     ------------------------
Ryan M. Louvar
As Attorney-in-Fact Pursuant
to Power of Attorney

                                  EXHIBIT LIST

Item 23

(e)(x)    Form of Amendment to Amended and Restated Marketing Agreement

(e)(xi)   Form of Distribution Service Fee Agreement

(h)(viii) Amendment to the Sub-License Agreement

(j)       Consent of PricewaterhouseCoopers LLP

(q)       Powers of Attorney